UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07332

Name of Fund:	BlackRock Funds III
BlackRock Diversified Fixed Income Fund
BlackRock LifePath® ESG Index 2025 Fund
BlackRock LifePath® ESG Index 2030 Fund
BlackRock LifePath® ESG Index 2035 Fund
BlackRock LifePath® ESG Index 2040 Fund
BlackRock LifePath® ESG Index 2045 Fund
BlackRock LifePath® ESG Index 2050 Fund
BlackRock LifePath® ESG Index 2055 Fund
BlackRock LifePath® ESG Index 2060 Fund
BlackRock LifePath® ESG Index 2065 Fund
BlackRock LifePath® ESG Index Retirement Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2023

Date of reporting period: 10/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2023

2023 Annual Report

BlackRock Funds III

•  BlackRock LifePath® ESG Index Retirement Fund

•  BlackRock LifePath® ESG Index 2025 Fund

•  BlackRock LifePath® ESG Index 2030 Fund

•  BlackRock LifePath® ESG Index 2035 Fund

•  BlackRock LifePath® ESG Index 2040 Fund

•  BlackRock LifePath® ESG Index 2045 Fund

•  BlackRock LifePath® ESG Index 2050 Fund

•  BlackRock LifePath® ESG Index 2055 Fund

•  BlackRock LifePath® ESG Index 2060 Fund

•  BlackRock LifePath® ESG Index 2065 Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2023	LifePath ESG Index Funds

Portfolio Management Commentary

How did each Fund perform?

For the 12-month period ended October 31, 2023, the LifePath® ESG Index Funds (as defined below) across the vintages 2025, 2030, 2035, 2045, 2050, 2055, 2060 and 2065, Institutional and Class K Shares outperformed their respective custom benchmark, while Investor A Shares underperformed.

For the LifePath® ESG Index Funds with the vintage of Retirement, Institutional and Class K Shares outperformed its custom benchmark while Investor A Shares performed in line.

For the LifePath® ESG Index Funds with the vintage of 2040, all of the Fund’s share classes outperformed its custom benchmark.

What factors influenced performance?

Across the portfolios, positive contributions were led by iShares Emerging Markets Small Cap ETF, iShares ESG Aware MSCI EAFE ETF, and iShares ESG Aware MSCI EM ETF.

The weakest performers across the portfolios were iShares ESG Aware MSCI US Small Cap ETF, iShares Developed Real Estate Index Fund, and iShares MSCI Canada ETF.

Describe recent portfolio activity.

Each LifePath® ESG Index Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath® ESG Index Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath® ESG Index Funds were rebalanced in accordance with their updated strategic allocations. Daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe portfolio positioning at period end.

At period end, each of the LifePath® ESG Index Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Glide Path Evolution

The BlackRock LifePath® ESG Index Retirement Fund along with the BlackRock LifePath® ESG Index Funds with target dates of 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and 2065 are referred to collectively as the “LifePath® ESG Index Funds”. Under normal circumstances, the asset allocation of each LifePath ESG Index Fund will change over time according to a predetermined “glide path” as each LifePath ESG Index Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath ESG Index Fund’s asset allocations become more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath ESG Index Fund, which may be a primary source of income after retirement. As each LifePath ESG Index Fund approaches its target date, its asset allocation will shift so that each LifePath ESG Index Fund invests a greater percentage of its assets in fixed-income index funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath ESG Index Fund, and determine whether any changes are required to enable each LifePath ESG Index Fund to achieve its investment objective. Because the BlackRock LifePath® ESG Index Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain its risk profile.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may periodically adjust the proportion of equity index funds and fixed-income index funds in each LifePath ESG Index Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath ESG Index Fund, reallocations of each LifePath ESG Index Fund’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited; however, BFA may determine that a greater degree of variation is warranted to protect a LifePath ESG Index Fund or achieve its investment objective.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	BlackRock LifePath® ESG Index Retirement Fund

Investment Objective

BlackRock LifePath® ESG Index Retirement Fund’s (“LifePath ESG Index Retirement Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index Retirement Fund will be broadly diversified across global asset classes.

GROWTH OF $10,000 INVESTMENT

The LifePath ESG Index Fund commenced operations on August 18, 2020.

(a)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index Retirement Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath ESG Index Retirement Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index

08/18/20 to 10/31/20	52.0%	8.0%	2.2%	0.3%	11.6%	1.4%	0.1%	0.4%	20.1%	3.9%
11/01/20 to 10/31/21	52.0	8.0	2.2	0.3	11.3	1.5	0.6	0.5	19.1	4.5
11/01/21 to 10/31/22	52.0	8.0	2.2	1.5	10.3	1.5	1.0	0.6	18.4	4.5
11/01/22 to 10/31/23	52.0	8.0	2.2	1.0	8.1	1.2	2.4	0.5	20.7	3.9

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

See “About Fund Performance” for descriptions of the indexes.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023 (continued)	BlackRock LifePath® ESG Index Retirement Fund

Performance

	Average Annual Total Returns(a)(b)

		Since
	1 Year	Inception (c)

Institutional	3.78%	(0.89)%
Investor A	3.50	(1.12)
Class K	3.84	(0.84)

LifePath® ESG Retirement Fund Custom Benchmark	3.54	(0.82)
Bloomberg MSCI U.S. Aggregate ESG Focus Index	0.38	(5.41)
Bloomberg U.S. TIPS Index (Series-L)	(0.72)	(1.93)
FTSE EPRA Nareit Developed Index	(6.03)	(1.59)
MSCI Canada Custom Capped Index	(1.24)	5.50
MSCI EAFE Extended ESG Focus Index	14.40	3.24
MSCI EAFE Small Cap Index	6.47	(0.64)
MSCI Emerging Markets Extended ESG Focus Index	10.98	(3.75)
MSCI Emerging Markets Small Cap Index	17.20	8.28
MSCI USA Extended ESG Focus Index	8.86	7.31
MSCI USA Small Cap Extended ESG Focus Index	(5.30)	6.00

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index Retirement Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Fixed-Income Funds	60.4%
Equity Funds	40.0
Money Market Funds	9.6
Liabilities in Excess of Other Assets	(10.0)

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

iShares ESG Aware U.S. Aggregate Bond ETF	52.3%
iShares ESG Aware MSCI USA ETF	21.9
BlackRock Cash Funds: Institutional, SL Agency Shares	9.4
iShares TIPS Bond ETF	8.1
iShares ESG Aware MSCI EAFE ETF	7.1
iShares ESG Aware MSCI USA Small-Cap ETF	3.4
iShares ESG Aware MSCI EM ETF	3.0
iShares Developed Real Estate Index Fund, Class K	2.2
iShares MSCI EAFE Small-Cap ETF	1.1
iShares MSCI Canada ETF	0.8

(a)	Excludes short-term securities.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	BlackRock LifePath® ESG Index 2025 Fund

Investment Objective

BlackRock LifePath® ESG Index 2025 Fund’s (“LifePath ESG Index 2025 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2025 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

The LifePath ESG Index Fund commenced operations on August 18, 2020.

(a)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2025 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath ESG Index 2025 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index

08/18/20 to 10/31/20	40.8%	7.3%	2.4%	1.2%	14%	1.9%	2.1%	0.5%	24.9%	4.9%
11/01/20 to 10/31/21	42.6	7.4	2.3	1.0	13.3	2.0	2.0	0.7	23.6	5.1
11/01/21 to 10/31/22	45.8	7.6	2.1	1.5	12.0	1.8	1.5	0.7	22.1	4.9
11/01/22 to 10/31/23	47.5	7.8	2.2	1.1	9.3	1.4	2.8	0.6	23.3	4.0

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

See “About Fund Performance” for descriptions of the indexes.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023 (continued)	BlackRock LifePath® ESG Index 2025 Fund

Performance

	Average Annual Total Returns(a)(b)

		Since
	1 Year	Inception (c)

Institutional	4.16%	0.09%
Investor A	3.98	(0.13)
Class K	4.33	0.14

LifePath® ESG Index 2025 Fund Custom Benchmark	4.10	0.22
Bloomberg MSCI U.S. Aggregate ESG Focus Index	0.38	(5.41)
Bloomberg U.S. TIPS Index (Series-L)	(0.72)	(1.93)
FTSE EPRA Nareit Developed Index	(6.03)	(1.59)
MSCI Canada Custom Capped Index	(1.24)	5.50
MSCI EAFE Extended ESG Focus Index	14.40	3.24
MSCI EAFE Small Cap Index	6.47	(0.64)
MSCI Emerging Markets Extended ESG Focus Index	10.98	(3.75)
MSCI Emerging Markets Small Cap Index	17.20	8.28
MSCI USA Extended ESG Focus Index	8.86	7.31
MSCI USA Small Cap Extended ESG Focus Index	(5.30)	6.00

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2025 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2025.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Fixed-Income Funds	56.7%
Equity Funds	43.7
Money Market Funds	0.2
Liabilities in Excess of Other Assets	(0.6)

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

iShares ESG Aware U.S. Aggregate Bond ETF	48.8%
iShares ESG Aware MSCI USA ETF	23.9
iShares ESG Aware MSCI EAFE ETF	7.9
iShares TIPS Bond ETF	7.9
iShares ESG Aware MSCI USA Small-Cap ETF	3.5
iShares ESG Aware MSCI EM ETF	3.4
iShares Developed Real Estate Index Fund, Class K	2.1
iShares MSCI EAFE Small-Cap ETF	1.3
iShares MSCI Canada ETF	1.0
iShares MSCI Emerging Markets Small-Cap ETF	0.6

(a)	Excludes short-term securities.

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Fund Summary as of October 31, 2023	BlackRock LifePath® ESG Index 2030 Fund

Investment Objective

BlackRock LifePath® ESG Index 2030 Fund’s (“LifePath ESG Index 2030 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

The LifePath ESG Index Fund commenced operations on August 18, 2020.

(a)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2030 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath ESG Index 2030 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index

08/18/20 to 10/31/20	29.9%	6.2%	3.0%	2.0%	17.5%	2.5%	2.6%	0.7%	29.9%	5.7%
11/01/20 to 10/31/21	31.5	6.4	2.9	1.8	16.6	2.5	2.5	0.9	29.1	5.8
11/01/21 to 10/31/22	34.1	6.7	2.8	1.5	15.2	2.3	2.2	0.9	28.9	5.4
11/01/22 to 10/31/23	35.9	6.8	2.7	1.3	12.3	1.9	3.7	0.8	30.3	4.3

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

See “About Fund Performance” for descriptions of the indexes.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2023 (continued)	BlackRock LifePath® ESG Index 2030 Fund

Performance

	Average Annual Total Returns(a)(b)

		Since
	1 Year	Inception (c)

Institutional	5.48%	1.38%
Investor A	5.16	1.12
Class K	5.55	1.44

LifePath® ESG Index 2030 Fund Custom Benchmark	5.22	1.49
Bloomberg MSCI U.S. Aggregate ESG Focus Index	0.38	(5.41)
Bloomberg U.S. TIPS Index (Series-L)	(0.72)	(1.93)
FTSE EPRA Nareit Developed Index	(6.03)	(1.59)
MSCI Canada Custom Capped Index	(1.24)	5.50
MSCI EAFE Extended ESG Focus Index	14.40	3.24
MSCI EAFE Small Cap Index	6.47	(0.64)
MSCI Emerging Markets Extended ESG Focus Index	10.98	(3.75)
MSCI Emerging Markets Small Cap Index	17.20	8.28
MSCI USA Extended ESG Focus Index	8.86	7.31
MSCI USA Small Cap Extended ESG Focus Index	(5.30)	6.00

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2030 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2030.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	56.3%
Fixed-Income Funds	43.8
Money Market Funds	1.0
Liabilities in Excess of Other Assets	(1.1)

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

iShares ESG Aware U.S. Aggregate Bond ETF	36.8%
iShares ESG Aware MSCI USA ETF	31.0
iShares ESG Aware MSCI EAFE ETF	10.6
iShares TIPS Bond ETF	7.0
iShares ESG Aware MSCI EM ETF	4.6
iShares ESG Aware MSCI USA Small-Cap ETF	3.8
iShares Developed Real Estate Index Fund, Class K	2.6
iShares MSCI EAFE Small-Cap ETF	1.7
iShares MSCI Canada ETF	1.2
BlackRock Cash Funds: Institutional, SL Agency Shares	0.8

(a)	Excludes short-term securities.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	BlackRock LifePath® ESG Index 2035 Fund

Investment Objective

BlackRock LifePath® ESG Index 2035 Fund’s (“LifePath ESG Index 2035 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2035 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

The LifePath ESG Index Fund commenced operations on August 18, 2020.

(a)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2035 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath ESG Index 2035 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index

08/18/20 to 10/31/20	19.6%	4.9%	3.6%	3.0%	20.9%	3.1%	3.3%	0.9%	34.6%	6.1%
11/01/20 to 10/31/21	21.2	5.1	3.5	2.7	19.9	3.1	3.0	1.1	34.5	5.9
11/01/21 to 10/31/22	23.9	5.5	3.4	1.7	18.1	2.7	2.9	1.1	35.0	5.7
11/01/22 to 10/31/23	25.4	5.7	3.3	1.6	15.0	2.3	4.5	0.9	36.7	4.6

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

See “About Fund Performance” for descriptions of the indexes.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2023 (continued)	BlackRock LifePath® ESG Index 2035 Fund

Performance

	Average Annual Total Returns(a)(b)

		Since
	1 Year	Inception (c)

Institutional	6.32%	2.59%
Investor A	6.16	2.35
Class K	6.36	2.64

LifePath® ESG Index 2035 Fund Custom Benchmark	6.24	2.65
Bloomberg MSCI U.S. Aggregate ESG Focus Index	0.38	(5.41)
Bloomberg U.S. TIPS Index (Series-L)	(0.72)	(1.93)
FTSE EPRA Nareit Developed Index	(6.03)	(1.59)
MSCI Canada Custom Capped Index	(1.24)	5.50
MSCI EAFE Extended ESG Focus Index	14.40	3.24
MSCI EAFE Small Cap Index	6.47	(0.64)
MSCI Emerging Markets Extended ESG Focus Index	10.98	(3.75)
MSCI Emerging Markets Small Cap Index	17.20	8.28
MSCI USA Extended ESG Focus Index	8.86	7.31
MSCI USA Small Cap Extended ESG Focus Index	(5.30)	6.00

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2035 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2035.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	68.2%
Fixed-Income Funds	32.1
Money Market Funds	26.5
Liabilities in Excess of Other Assets	(26.8)

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

iShares ESG Aware MSCI USA ETF	37.5%
iShares ESG Aware U.S. Aggregate Bond ETF	26.3
BlackRock Cash Funds: Institutional, SL Agency Shares	26.2
iShares ESG Aware MSCI EAFE ETF	13.2
iShares TIPS Bond ETF	5.8
iShares ESG Aware MSCI EM ETF	5.7
iShares ESG Aware MSCI USA Small-Cap ETF	4.1
iShares Developed Real Estate Index Fund, Class K	3.2
iShares MSCI EAFE Small-Cap ETF	2.1
iShares MSCI Canada ETF	1.5

(a)	Excludes short-term securities.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	BlackRock LifePath® ESG Index 2040 Fund

Investment Objective

BlackRock LifePath® ESG Index 2040 Fund’s (“LifePath ESG Index 2040 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

The LifePath ESG Index Fund commenced operations on August 18, 2020.

(a)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2040 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath ESG Index 2040 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index

08/18/20 to 10/31/20	10.8%	3.2%	4.2%	3.9%	23.9%	3.6%	3.9%	1.0%	39.1%	6.4%
11/01/20 to 10/31/21	12.2	3.5	4.1	3.5	23.0	3.6	3.4	1.2	39.4	6.1
11/01/21 to 10/31/22	14.4	4.0	3.9	1.9	20.8	3.1	3.5	1.2	41.3	5.9
11/01/22 to 10/31/23	15.7	4.2	3.8	1.9	17.6	2.7	5.3	1.1	42.9	4.8

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

See “About Fund Performance” for descriptions of the indexes.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2023 (continued)	BlackRock LifePath® ESG Index 2040 Fund

Performance

	Average Annual Total Returns(a)(b)

		Since
	1 Year	Inception (c)

Institutional	8.15%	3.84%
Investor A	7.78	3.56
Class K	8.22	3.90

LifePath® ESG Index 2040 Fund Custom Benchmark	7.22	3.68
Bloomberg MSCI U.S. Aggregate ESG Focus Index	0.38	(5.41)
Bloomberg U.S. TIPS Index (Series-L)	(0.72)	(1.93)
FTSE EPRA Nareit Developed Index	(6.03)	(1.59)
MSCI Canada Custom Capped Index	(1.24)	5.50
MSCI EAFE Extended ESG Focus Index	14.40	3.24
MSCI EAFE Small Cap Index	6.47	(0.64)
MSCI Emerging Markets Extended ESG Focus Index	10.98	(3.75)
MSCI Emerging Markets Small Cap Index	17.20	8.28
MSCI USA Extended ESG Focus Index	8.86	7.31
MSCI USA Small Cap Extended ESG Focus Index	(5.30)	6.00

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2040 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2040.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	79.3%
Fixed-Income Funds	20.7
Money Market Funds	2.5
Liabilities in Excess of Other Assets	(2.5)

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

iShares ESG Aware MSCI USA ETF	43.8%
iShares ESG Aware U.S. Aggregate Bond ETF	16.4
iShares ESG Aware MSCI EAFE ETF	15.3
iShares ESG Aware MSCI EM ETF	6.7
iShares TIPS Bond ETF	4.3
iShares ESG Aware MSCI USA Small-Cap ETF	4.4
iShares Developed Real Estate Index Fund, Class K	3.7
iShares MSCI EAFE Small-Cap ETF	2.5
BlackRock Cash Funds: Institutional, SL Agency Shares	2.3
iShares MSCI Canada ETF	1.8

(a)	Excludes short-term securities.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	BlackRock LifePath® ESG Index 2045 Fund

Investment Objective

BlackRock LifePath® ESG Index 2045 Fund’s (“LifePath ESG Index 2045 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2045 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

The LifePath ESG Index Fund commenced operations on August 18, 2020.

(a)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2045 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath ESG Index 2045 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index

08/18/20 to 10/31/20	4.2%	1.6%	4.5%	4.6%	26.3%	4.0%	4.4%	1.1%	42.7%	6.6%
11/01/20 to 10/31/21	5.0	1.9	4.5	4.2	25.5	4.0	3.7	1.4	43.6	6.2
11/01/21 to 10/31/22	6.5	2.3	4.4	2.0	23.3	3.5	4.1	1.4	46.4	6.1
11/01/22 to 10/31/23	7.4	2.5	4.3	2.1	20.0	3.0	6.0	1.3	48.4	5.0

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

See “About Fund Performance” for descriptions of the indexes.

F U N D S U M M A R Y	15

Fund Summary as of October 31, 2023 (continued)	BlackRock LifePath® ESG Index 2045 Fund

Performance

	Average Annual Total Returns(a)(b)

		Since
	1 Year	Inception (c)

Institutional	8.29%	4.50%
Investor A	8.03	4.26
Class K	8.34	4.55

LifePath® ESG Index 2045 Fund Custom Benchmark	8.09	4.51
Bloomberg MSCI U.S. Aggregate ESG Focus Index	0.38	(5.41)
Bloomberg U.S. TIPS Index (Series-L)	(0.72)	(1.93)
FTSE EPRA Nareit Developed Index	(6.03)	(1.59)
MSCI Canada Custom Capped Index	(1.24)	5.50
MSCI EAFE Extended ESG Focus Index	14.40	3.24
MSCI EAFE Small Cap Index	6.47	(0.64)
MSCI Emerging Markets Extended ESG Focus Index	10.98	(3.75)
MSCI Emerging Markets Small Cap Index	17.20	8.28
MSCI USA Extended ESG Focus Index	8.86	7.31
MSCI USA Small Cap Extended ESG Focus Index	(5.30)	6.00

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2045 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2045.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	89.7%
Fixed-Income Funds	10.5
Money Market Funds	1.8
Liabilities in Excess of Other Assets	(2.0)

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

iShares ESG Aware MSCI USA ETF	49.5%
iShares ESG Aware MSCI EAFE ETF	17.5
iShares ESG Aware U.S. Aggregate Bond ETF	7.9
iShares ESG Aware MSCI EM ETF	7.8
iShares ESG Aware MSCI USA Small-Cap ETF	4.5
iShares Developed Real Estate Index Fund, Class K	4.1
iShares MSCI EAFE Small-Cap ETF	2.9
iShares TIPS Bond ETF	2.6
iShares MSCI Canada ETF	2.1
BlackRock Cash Funds: Institutional, SL Agency Shares	1.6

(a)	Excludes short-term securities.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	BlackRock LifePath® ESG Index 2050 Fund

Investment Objective

BlackRock LifePath® ESG Index 2050 Fund’s (“LifePath ESG Index 2050 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

The LifePath ESG Index Fund commenced operations on August 18, 2020.

(a)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2050 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath ESG Index 2050 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index

08/18/20 to 10/31/20	1.3%	0.5%	4.8%	4.9%	27.5%	4.2%	4.6%	1.2%	44.3%	6.7%
11/01/20 to 10/31/21	1.5	0.6	4.7	4.7	26.8	4.3	3.9	1.5	45.7	6.3
11/01/21 to 10/31/22	2.0	0.8	4.7	2.2	24.7	3.8	4.4	1.5	49.7	6.2
11/01/22 to 10/31/23	2.5	1.0	4.5	2.3	21.5	3.3	6.5	1.4	51.8	5.2

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

See “About Fund Performance” for descriptions of the indexes.

F U N D S U M M A R Y	17

Fund Summary as of October 31, 2023 (continued)	BlackRock LifePath® ESG Index 2050 Fund

Performance

	Average Annual Total Returns(a)(b)

		Since
	1 Year	Inception (c)

Institutional	8.84%	4.91%
Investor A	8.42	4.62
Class K	8.89	4.96

LifePath® ESG Index 2050 Fund Custom Benchmark	8.65	4.96
Bloomberg MSCI U.S. Aggregate ESG Focus Index	0.38	(5.41)
Bloomberg U.S. TIPS Index (Series-L)	(0.72)	(1.93)
FTSE EPRA Nareit Developed Index	(6.03)	(1.59)
MSCI Canada Custom Capped Index	(1.24)	5.50
MSCI EAFE Extended ESG Focus Index	14.40	3.24
MSCI EAFE Small Cap Index	6.47	(0.64)
MSCI Emerging Markets Extended ESG Focus Index	10.98	(3.75)
MSCI Emerging Markets Small Cap Index	17.20	8.28
MSCI USA Extended ESG Focus Index	8.86	7.31
MSCI USA Small Cap Extended ESG Focus Index	(5.30)	6.00

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2050 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2050.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	96.3%
Fixed-Income Funds	3.8
Money Market Funds	2.2
Liabilities in Excess of Other Assets	(2.3)

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

iShares ESG Aware MSCI USA ETF	53.2%
iShares ESG Aware MSCI EAFE ETF	19.0
iShares ESG Aware MSCI EM ETF	8.3
iShares ESG Aware MSCI USA Small-Cap ETF	4.9
iShares Developed Real Estate Index Fund, Class K	4.2
iShares MSCI EAFE Small-Cap ETF	3.1
iShares ESG Aware U.S. Aggregate Bond ETF	2.7
iShares MSCI Canada ETF	2.2
BlackRock Cash Funds: Institutional, SL Agency Shares	1.9
iShares MSCI Emerging Markets Small-Cap ETF	1.4

(a)	Excludes short-term securities.

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	BlackRock LifePath® ESG Index 2055 Fund

Investment Objective

BlackRock LifePath® ESG Index 2055 Fund’s (“LifePath ESG Index 2055 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2055 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

The LifePath ESG Index Fund commenced operations on August 18, 2020.

(a)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2055 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath ESG Index 2055 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index

08/18/20 to 10/31/20	0.8%	0.2%	4.8%	5.0%	27.7%	4.2%	4.7%	1.2%	44.6%	6.8%
11/01/20 to 10/31/21	0.8	0.2	4.8	4.8	27.1	4.3	4.0	1.5	46.2	6.3
11/01/21 to 10/31/22	0.8	0.2	4.8	2.2	25.2	3.8	4.5	1.5	50.7	6.3
11/01/22 to 10/31/23	0.7	0.3	4.5	2.3	22.1	3.4	6.7	1.4	53.4	5.2

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

See “About Fund Performance” for descriptions of the indexes.

F U N D S U M M A R Y	19

Fund Summary as of October 31, 2023 (continued)	BlackRock LifePath® ESG Index 2055 Fund

Performance

	Average Annual Total Returns(a)(b)

		Since
	1 Year	Inception (c)

Institutional	8.91%	5.00%
Investor A	8.76	4.76
Class K	8.97	5.05

LifePath® ESG Index 2055 Fund Custom Benchmark	8.84	5.06
Bloomberg MSCI U.S. Aggregate ESG Focus Index	0.38	(5.41)
Bloomberg U.S. TIPS Index (Series-L)	(0.72)	(1.93)
FTSE EPRA Nareit Developed Index	(6.03)	(1.59)
MSCI Canada Custom Capped Index	(1.24)	5.50
MSCI EAFE Extended ESG Focus Index	14.40	3.24
MSCI EAFE Small Cap Index	6.47	(0.64)
MSCI Emerging Markets Extended ESG Focus Index	10.98	(3.75)
MSCI Emerging Markets Small Cap Index	17.20	8.28
MSCI USA Extended ESG Focus Index	8.86	7.31
MSCI USA Small Cap Extended ESG Focus Index	(5.30)	6.00

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2055 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2055.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	99.2%
Money Market Funds	10.3
Fixed-Income Funds	1.1
Liabilities in Excess of Other Assets	(10.6)

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

iShares ESG Aware MSCI USA ETF	54.8%
iShares ESG Aware MSCI EAFE ETF	19.7
BlackRock Cash Funds: Institutional, SL Agency Shares	10.0
iShares ESG Aware MSCI EM ETF	8.6
iShares ESG Aware MSCI USA Small-Cap ETF	4.9
iShares Developed Real Estate Index Fund, Class K	4.2
iShares MSCI EAFE Small-Cap ETF	3.2
iShares MSCI Canada ETF	2.3
iShares MSCI Emerging Markets Small-Cap ETF	1.5
iShares ESG Aware U.S. Aggregate Bond ETF	0.8

(a)	Excludes short-term securities.

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023	BlackRock LifePath® ESG Index 2060 Fund

Investment Objective

BlackRock LifePath® ESG Index 2060 Fund’s (“LifePath ESG Index 2060 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2060 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

The LifePath ESG Index Fund commenced operations on August 18, 2020.

(a)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2060 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath ESG Index 2060 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index

08/18/20 to 10/31/20	0.9%	0.1%	4.8%	5.0%	27.7%	4.2%	4.7%	1.2%	44.6%	6.8%
11/01/20 to 10/31/21	0.9	0.1	4.8	4.8	27.1	4.3	4.0	1.5	46.2	6.3
11/01/21 to 10/31/22	0.9	0.1	4.8	2.2	25.2	3.8	4.5	1.5	50.7	6.3
11/01/22 to 10/31/23	0.9	0.1	4.5	2.3	22.1	3.4	6.7	1.4	53.4	5.2

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

See “About Fund Performance” for descriptions of the indexes.

F U N D S U M M A R Y	21

Fund Summary as of October 31, 2023 (continued)	BlackRock LifePath® ESG Index 2060 Fund

Performance

	Average Annual Total Returns(a)(b)

		Since
	1 Year	Inception (c)

Institutional	8.96%	5.00%
Investor A	8.68	4.73
Class K	9.01	5.04

LifePath® ESG Index 2060 Fund Custom Benchmark	8.84	5.05
Bloomberg MSCI U.S. Aggregate ESG Focus Index	0.38	(5.41)
Bloomberg U.S. TIPS Index (Series-L)	(0.72)	(1.93)
FTSE EPRA Nareit Developed Index	(6.03)	(1.59)
MSCI Canada Custom Capped Index	(1.24)	5.50
MSCI EAFE Extended ESG Focus Index	14.40	3.24
MSCI EAFE Small Cap Index	6.47	(0.64)
MSCI Emerging Markets Extended ESG Focus Index	10.98	(3.75)
MSCI Emerging Markets Small Cap Index	17.20	8.28
MSCI USA Extended ESG Focus Index	8.86	7.31
MSCI USA Small Cap Extended ESG Focus Index	(5.30)	6.00

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2060 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2060.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	98.9%
Money Market Funds	1.4
Fixed-Income Funds	1.0
Liabilities in Excess of Other Assets	(1.3)

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

iShares ESG Aware MSCI USA ETF	54.6%
iShares ESG Aware MSCI EAFE ETF	19.5
iShares ESG Aware MSCI EM ETF	8.5
iShares ESG Aware MSCI USA Small-Cap ETF	5.1
iShares Developed Real Estate Index Fund, Class K	4.3
iShares MSCI EAFE Small-Cap ETF	3.2
iShares MSCI Canada ETF	2.3
iShares MSCI Emerging Markets Small-Cap ETF	1.4
BlackRock Cash Funds: Treasury, SL Agency Shares	1.4
iShares ESG Aware U.S. Aggregate Bond ETF	0.9

(a)	Excludes short-term securities.

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Fund Summary as of October 31, 2023	BlackRock LifePath® ESG Index 2065 Fund

Investment Objective

BlackRock LifePath® ESG Index 2065 Fund’s (“LifePath ESG Index 2065 Fund” or the “LifePath ESG Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath ESG Index 2065 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

GROWTH OF $10,000 INVESTMENT

The LifePath ESG Index Fund commenced operations on August 18, 2020.

(a)

The LifePath ESG Index Fund compares its performance to that of a customized weighted index (the “LifePath ESG Index 2065 Fund Custom Benchmark”) comprised of the indexes indicated below, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath ESG Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

The LifePath ESG Index 2065 Fund’s custom benchmark consists of the following:

Period(a)	Bloomberg MSCI U.S. Aggregate ESG Focus Index	Bloomberg U.S.Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI Canada Custom Capped Index	MSCI EAFE Extended ESG Focus Index	MSCI EAFE Small Cap Index	MSCI Emerging Markets Extended ESG Focus Index	MSCI Emerging Markets Small Cap Index	MSCI USA Extended ESG Focus Index	MSCI USA Small Cap Extended ESG Focus Index

08/18/20 to 10/31/20	1.0%	0.0%	4.8%	5.0%	27.7%	4.2%	4.7%	1.2%	44.6%	6.8%
11/01/20 to 10/31/21	1.0	0.0	4.8	4.8	27.1	4.3	4.0	1.5	46.2	6.3
11/01/21 to 10/31/22	1.0	0.0	4.8	2.2	25.2	3.8	4.5	1.5	50.7	6.3
11/01/22 to 10/31/23	1.0	0.1	4.5	2.3	22.1	3.4	6.7	1.4	53.3	5.2

(a)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

See “About Fund Performance” for descriptions of the indexes.

F U N D S U M M A R Y	23

Fund Summary as of October 31, 2023 (continued)	BlackRock LifePath® ESG Index 2065 Fund

Performance

	Average Annual Total Returns(a)(b)

		Since
	1 Year	Inception (c)

Institutional	9.03%	5.04%
Investor A	8.71	4.78
Class K	9.08	5.09

LifePath® ESG Index 2065 Fund Custom Benchmark	8.84	5.05
Bloomberg MSCI U.S. Aggregate ESG Focus Index	0.38	(5.41)
Bloomberg U.S. TIPS Index (Series-L)	(0.72)	(1.93)
FTSE EPRA Nareit Developed Index	(6.03)	(1.59)
MSCI Canada Custom Capped Index	(1.24)	5.50
MSCI EAFE Extended ESG Focus Index	14.40	3.24
MSCI EAFE Small Cap Index	6.47	(0.64)
MSCI Emerging Markets Extended ESG Focus Index	10.98	(3.75)
MSCI Emerging Markets Small Cap Index	17.20	8.28
MSCI USA Extended ESG Focus Index	8.86	7.31
MSCI USA Small Cap Extended ESG Focus Index	(5.30)	6.00

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

LifePath ESG Index 2065 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2065.

(c)	The LifePath ESG Index Fund commenced operations on August 18, 2020.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets

Equity Funds	99.3%
Money Market Funds	9.6
Fixed-Income Funds	1.1
Liabilities in Excess of Other Assets	(10.0)

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

iShares ESG Aware MSCI USA ETF	54.8%
iShares ESG Aware MSCI EAFE ETF	19.7
BlackRock Cash Funds: Institutional, SL Agency Shares	9.0
iShares ESG Aware MSCI EM ETF	8.5
iShares ESG Aware MSCI USA Small-Cap ETF	5.1
iShares Developed Real Estate Index Fund, Class K	4.3
iShares MSCI EAFE Small-Cap ETF	3.2
iShares MSCI Canada ETF	2.3
iShares MSCI Emerging Markets Small-Cap ETF	1.4
iShares ESG Aware U.S. Aggregate Bond ETF	1.0

(a)	Excludes short-term securities.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the LifePath ESG Index Funds’ investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on LifePath ESG Index Fund distributions or the redemption of LifePath ESG Index Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (“BFA” or the “Manager”) and BlackRock Advisors, LLC (“BAL” or the “Administrator”), each LifePath ESG Index Fund’s investment adviser and administrator, respectively, have contractually and/or voluntarily agreed to waive and/or reimburse a portion of each LifePath ESG Index Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each LifePath ESG Index Fund’s performance would have been lower. With respect to each LifePath ESG Index Fund’s voluntary waiver(s), if any, the Manager and the Administrator are under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing their fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each LifePath ESG Index Fund’s contractual waiver(s), if any, the Manager and the Administrator are under no obligation to continue waiving and/or reimbursing their fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath ESG Index Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath ESG Index Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath ESG Index Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath ESG Index Funds’ changing asset allocations over time. As of October 31, 2023, the following indexes are used to calculate the LifePath ESG Index Funds’ custom benchmarks: Bloomberg MSCI U.S. Aggregate ESG Focus Index, Bloomberg U.S. Treasury Inflation Protected Securities (“TIPS”) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI Canada Custom Capped Index, MSCI EAFE Extended ESG Focus Index, MSCI EAFE Small Cap Index, MSCI Emerging Markets Extended ESG Focus Index, MSCI Emerging Markets Small Cap Index, MSCI USA Extended ESG Focus Index and MSCI USA Small Cap Extended ESG Focus Index.

The Bloomberg MSCI U.S. Aggregate ESG Focus Index is an optimized fixed-income index designed to reflect the performance of U.S. dollar-denominated, investment-grade bonds from issuers generally evaluated for favorable ESG practices, while exhibiting risk and return characteristics similar to those of the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. TIPS Index (Series-L) is a market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from Developed Markets (DM) countries in North America, Europe, and Asia. The MSCI Canada Custom Capped Index is an index that is designed to measure the performance of the large and mid-cap segments of the Canadian market. The MSCI Canada Custom Capped Index uses a variation of MSCI 25/50 Indexes methodology. The MSCI EAFE Extended ESG Focus Index is an index based on the MSCI EAFE Index, its parent index, which includes securities across DM countries around the world, excluding the US and Canada. The Index is designed to maximize exposure to positive environmental, social and governance (ESG) factors while exhibiting risk and return characteristics similar to those of the MSCI EAFE Index. The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across DM countries around the world, excluding the US and Canada. The index covers approximately 14% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Extended ESG Focus Index is an index based on the MSCI Emerging Markets Index, its parent index, which includes securities across Emerging Markets (EM) countries. The index is designed to maximize exposure to positive ESG factors while exhibiting risk and return characteristics similar to those of the MSCI Emerging Markets Index. The MSCI Emerging Markets Small Cap Index is an equity index which includes small cap representation across EM countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country. The MSCI USA Extended ESG Focus Index is an optimized equity index designed to reflect the equity performance of U.S. companies that have favorable ESG characteristics, while exhibiting risk and return characteristics similar to those of the MSCI USA Index. The MSCI USA Small Cap Extended ESG Focus Index is an index based on the MSCI USA Small Cap Index, its parent index, which includes small cap stocks across the U.S. equity markets. The Index is designed to maximize exposure to positive ESG factors while exhibiting risk and return characteristics similar to those of the MSCI USA Small Cap Index.

A B O U T F U N D P E R F O R M A N C E	25

Disclosure of Expenses

Shareholders of each LifePath ESG Index Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each LifePath ESG Index Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath ESG Index Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a LifePath ESG Index Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these LifePath ESG Index Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical 5% Return

	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period (a)	Annualized Expense Ratio

LifePath ESG Index Retirement Fund
Institutional	$ 1,000.00	$ 954.50	$ 0.57	$ 1,000.00	$ 1,024.62	$ 0.59	0.12%
Investor A	1,000.00	953.10	1.78	1,000.00	1,023.38	1.85	0.36
Class K	1,000.00	954.80	0.30	1,000.00	1,024.89	0.31	0.06

LifePath ESG Index 2025 Fund
Institutional	1,000.00	955.70	0.54	1,000.00	1,024.66	0.56	0.11
Investor A	1,000.00	955.10	1.76	1,000.00	1,023.41	1.82	0.36
Class K	1,000.00	957.00	0.28	1,000.00	1,024.92	0.29	0.06

LifePath ESG Index 2030 Fund
Institutional	1,000.00	961.40	0.48	1,000.00	1,024.72	0.49	0.10
Investor A	1,000.00	960.60	1.70	1,000.00	1,023.47	1.75	0.34
Class K	1,000.00	961.80	0.22	1,000.00	1,024.99	0.22	0.04

LifePath ESG Index 2035 Fund
Institutional	1,000.00	962.40	0.41	1,000.00	1,024.78	0.43	0.08
Investor A	1,000.00	962.10	1.64	1,000.00	1,023.53	1.70	0.33
Class K	1,000.00	962.50	0.16	1,000.00	1,025.04	0.17	0.03

LifePath ESG Index 2040 Fund
Institutional	1,000.00	972.70	0.36	1,000.00	1,024.84	0.37	0.07
Investor A	1,000.00	971.40	1.60	1,000.00	1,023.58	1.65	0.32
Class K	1,000.00	973.10	0.11	1,000.00	1,025.09	0.11	0.02

LifePath ESG Index 2045 Fund
Institutional	1,000.00	969.40	0.31	1,000.00	1,024.89	0.32	0.06
Investor A	1,000.00	968.20	1.56	1,000.00	1,023.62	1.60	0.31
Class K	1,000.00	969.60	0.07	1,000.00	1,025.13	0.07	0.01

LifePath ESG Index 2050 Fund
Institutional	1,000.00	970.20	0.29	1,000.00	1,024.92	0.29	0.06
Investor A	1,000.00	968.40	1.53	1,000.00	1,023.65	1.58	0.31
Class K	1,000.00	970.40	0.04	1,000.00	1,025.16	0.05	0.01

LifePath ESG Index 2055 Fund
Institutional	1,000.00	971.00	0.28	1,000.00	1,024.92	0.29	0.06
Investor A	1,000.00	969.80	1.53	1,000.00	1,023.65	1.57	0.31
Class K	1,000.00	971.20	0.03	1,000.00	1,025.17	0.04	0.01

LifePath ESG Index 2060 Fund
Institutional	1,000.00	971.00	0.28	1,000.00	1,024.92	0.29	0.06
Investor A	1,000.00	969.90	1.53	1,000.00	1,023.66	1.57	0.31
Class K	1,000.00	971.20	0.04	1,000.00	1,025.17	0.04	0.01

LifePath ESG Index 2065 Fund
Institutional	1,000.00	971.00	0.28	1,000.00	1,024.92	0.29	0.06
Investor A	1,000.00	970.20	1.53	1,000.00	1,023.65	1.57	0.31
Class K	1,000.00	971.20	0.03	1,000.00	1,025.17	0.04	0.01

(a)

For each class of the LifePath ESG Index Funds, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	BlackRock LifePath® ESG Index Retirement Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 40.0%
iShares Developed Real Estate Index Fund, Class K	8,023	$63,701
iShares ESG Aware MSCI EAFE ETF	3,075	205,810
iShares ESG Aware MSCI EM ETF	2,981	87,552
iShares ESG Aware MSCI USA ETF	6,932	635,387
iShares ESG Aware MSCI USA Small-Cap ETF	3,159	99,350
iShares MSCI Canada ETF	744	23,615
iShares MSCI EAFE Small-Cap ETF(b)	603	32,447
iShares MSCI Emerging Markets Small-Cap ETF	286	14,878

		1,162,740

Fixed-Income Funds — 60.4%
iShares ESG Aware U.S. Aggregate Bond ETF	34,192	1,520,518
iShares TIPS Bond ETF(b)	2,301	236,543

		1,757,061

Money Market Funds — 9.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	274,628	274,738
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	5,436	5,436

		280,174

Total Investments — 110.0% (Cost: $3,431,330)		3,199,975

Liabilities in Excess of Other Assets — (10.0)%		(290,212)

Net Assets — 100.0%		$2,909,763

(a)	Affiliate of the Fund.

(b)	All or a portion of this security is on loan.

(c)	Annualized 7-day yield as of period end.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$732,939	$—		$(458,563	)(a)	$335	$27	$274,738	274,628	$5,249	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,606	1,830	(a)	—		—	—	5,436	5,436	507		—
iShares Developed Real Estate Index Fund, Class K	40,936	29,938		(1,808)		(203)	(5,162)	63,701	8,023	1,404		—
iShares ESG Aware MSCI EAFE ETF	187,288	104,103		(109,600)		4,869	19,150	205,810	3,075	5,616		—
iShares ESG Aware MSCI EM ETF	25,380	65,824		(1,879)		(683)	(1,090)	87,552	2,981	957		—
iShares ESG Aware MSCI USA ETF	345,744	315,244		(55,245)		2,399	27,245	635,387	6,932	8,179		—
iShares ESG Aware MSCI USA Small-Cap ETF	90,538	45,900		(31,583)		604	(6,109)	99,350	3,159	1,528		—
iShares ESG Aware U.S. Aggregate Bond ETF	960,632	702,132		(77,699)		(18,274)	(46,273)	1,520,518	34,192	39,124		—
iShares MSCI Canada ETF	26,787	10,155		(12,595)		(1,729)	997	23,615	744	673		—
iShares MSCI EAFE Small-Cap ETF	27,100	13,608		(9,583)		23	1,299	32,447	603	633		—
iShares MSCI Emerging Markets Small-Cap ETF	9,228	5,875		(1,726)		97	1,404	14,878	286	188		—
iShares TIPS Bond ETF	150,010	102,576		(6,132)		(1,183)	(8,728)	236,543	2,301	5,183		—

						$(13,745)	$(17,240)	$3,199,975		$69,241		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2023	BlackRock LifePath® ESG Index Retirement Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$1,162,740	$—	$—	$1,162,740
Fixed-Income Funds	1,757,061	—	—	1,757,061
Money Market Funds	280,174	—	—	280,174

	$3,199,975	$—	$—	$3,199,975

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	BlackRock LifePath® ESG Index 2025 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 43.7%
iShares Developed Real Estate Index Fund, Class K	7,940	$63,046
iShares ESG Aware MSCI EAFE ETF	3,477	232,716
iShares ESG Aware MSCI EM ETF	3,382	99,329
iShares ESG Aware MSCI USA ETF	7,695	705,322
iShares ESG Aware MSCI USA Small-Cap ETF	3,330	104,729
iShares MSCI Canada ETF	885	28,090
iShares MSCI EAFE Small-Cap ETF	716	38,528
iShares MSCI Emerging Markets Small-Cap ETF	349	18,155

		1,289,915

Fixed-Income Funds — 56.7%
iShares ESG Aware U.S. Aggregate Bond ETF	32,404	1,441,006
iShares TIPS Bond ETF	2,245	230,786

		1,671,792

Security	Shares	Value

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(b)	6,405	$6,405

Total Investments — 100.6% (Cost: $3,161,821)		2,968,112

Liabilities in Excess of Other Assets — (0.6)%		(16,340)

Net Assets — 100.0%		$ 2,951,772

(a)	Affiliate of the Fund.

(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$1,123,681	$—		$(1,123,944	)(b)	$269	$(6)	$—	—	$3,420	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,067	1,338	(b)	—		—	—	6,405	6,405	545		—
iShares Developed Real Estate Index Fund, Class K	53,630	21,688		(7,410)		(585)	(4,277)	63,046	7,940	1,374		—
iShares ESG Aware MSCI EAFE ETF	303,475	62,130		(179,369)		11,456	35,024	232,716	3,477	5,952		—
iShares ESG Aware MSCI EM ETF	41,181	67,763		(9,328)		(1,558)	1,271	99,329	3,382	1,241		—
iShares ESG Aware MSCI USA ETF	566,636	235,132		(131,978)		3,197	32,335	705,322	7,695	10,445		—
iShares ESG Aware MSCI USA Small-Cap ETF	131,205	27,408		(46,830)		3,202	(10,256)	104,729	3,330	1,788		—
iShares ESG Aware U.S. Aggregate Bond ETF	1,162,673	484,530		(166,639)		(31,486)	(8,072)	1,441,006	32,404	38,179		—
iShares MSCI Canada ETF	37,951	6,843		(16,018)		(64)	(622)	28,090	885	848		—
iShares MSCI EAFE Small-Cap ETF	43,757	8,871		(17,796)		(762)	4,458	38,528	716	638		—
iShares MSCI Emerging Markets Small-Cap ETF	15,531	4,214		(3,683)		(289)	2,382	18,155	349	248		—
iShares TIPS Bond ETF	197,034	66,979		(26,404)		(4,425)	(2,398)	230,786	2,245	5,073		—

						$(21,045)	$49,839	$2,968,112		$69,751		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2023	BlackRock LifePath® ESG Index 2025 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$1,289,915	$—	$—	$1,289,915
Fixed-Income Funds	1,671,792	—	—	1,671,792
Money Market Funds	6,405	—	—	6,405

	$2,968,112	$—	$—	$2,968,112

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	BlackRock LifePath® ESG Index 2030 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 56.3%
iShares Developed Real Estate Index Fund, Class K	17,100	$135,775
iShares ESG Aware MSCI EAFE ETF	8,367	560,003
iShares ESG Aware MSCI EM ETF	8,225	241,568
iShares ESG Aware MSCI USA ETF(b)	17,824	1,633,749
iShares ESG Aware MSCI USA Small-Cap ETF	6,334	199,204
iShares MSCI Canada ETF	2,035	64,591
iShares MSCI EAFE Small-Cap ETF	1,682	90,508
iShares MSCI Emerging Markets Small-Cap ETF	766	39,847

		2,965,245

Fixed-Income Funds — 43.8%
iShares ESG Aware U.S. Aggregate Bond ETF	43,591	1,938,492
iShares TIPS Bond ETF(b)	3,599	369,977

		2,308,469

Money Market Funds — 1.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	43,866	43,884
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	10,045	10,045

		53,929

Total Investments — 101.1% (Cost: $5,475,939)		5,327,643

Liabilities in Excess of Other Assets — (1.1)%		(58,255)

Net Assets — 100.0%		$5,269,388

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,049,206	$—		$(1,006,192	)(a)	$842	$28	$43,884	43,866	$4,700	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,785	4,260	(a)	—		—	—	10,045	10,045	1,827		—
iShares Developed Real Estate Index Fund, Class K	78,441	87,192		(20,036)		(1,740)	(8,082)	135,775	17,100	2,314		—
iShares ESG Aware MSCI EAFE ETF	438,075	359,263		(297,371)		7,041	52,995	560,003	8,367	9,456		—
iShares ESG Aware MSCI EM ETF	57,636	213,661		(25,312)		(7,371)	2,954	241,568	8,225	1,840		—
iShares ESG Aware MSCI USA ETF	841,465	1,029,372		(275,543)		155	38,300	1,633,749	17,824	18,128		—
iShares ESG Aware MSCI USA Small-Cap ETF	160,844	130,822		(78,227)		717	(14,952)	199,204	6,334	2,476		—
iShares ESG Aware U.S. Aggregate Bond ETF	980,416	1,277,888		(268,340)		(51,326)	(146)	1,938,492	43,591	35,992		—
iShares MSCI Canada ETF	44,624	39,543		(16,779)		847	(3,644)	64,591	2,035	1,115		—
iShares MSCI EAFE Small-Cap ETF	63,675	54,940		(31,765)		(3,212)	6,870	90,508	1,682	1,024		—
iShares MSCI Emerging Markets Small-Cap ETF	23,708	23,359		(10,133)		(612)	3,525	39,847	766	382		—
iShares TIPS Bond ETF	195,332	233,100		(49,567)		(8,318)	(570)	369,977	3,599	5,666		—

						$(62,977)	$77,278	$5,327,643		$84,920		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2023	BlackRock LifePath® ESG Index 2030 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$2,965,245	$—	$—	$2,965,245
Fixed-Income Funds	2,308,469	—	—	2,308,469
Money Market Funds	53,929	—	—	53,929

	$5,327,643	$—	$—	$5,327,643

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	BlackRock LifePath® ESG Index 2035 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 68.2%
iShares Developed Real Estate Index Fund, Class K	12,658	$100,506
iShares ESG Aware MSCI EAFE ETF	6,196	414,698
iShares ESG Aware MSCI EM ETF(b)	6,062	178,041
iShares ESG Aware MSCI USA ETF(b)	12,875	1,180,123
iShares ESG Aware MSCI USA Small-Cap ETF	4,059	127,656
iShares MSCI Canada ETF	1,519	48,213
iShares MSCI EAFE Small-Cap ETF(b)	1,242	66,832
iShares MSCI Emerging Markets Small-Cap ETF	576	29,963

		2,146,032

Fixed-Income Funds — 32.1%
iShares ESG Aware U.S. Aggregate Bond ETF	18,593	826,831
iShares TIPS Bond ETF(b)	1,791	184,115

		1,010,946

Money Market Funds — 26.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	824,480	824,810
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	8,047	8,047

		832,857

Total Investments — 126.8% (Cost: $4,030,636)		3,989,835

Liabilities in Excess of Other Assets — (26.8)%		(842,326)

Net Assets — 100.0%		$3,147,509

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$575,447	$249,207	(a)	$—	$114	$42	$824,810	824,480	$5,936	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,790	2,257	(a)	—	—	—	8,047	8,047	473		—
iShares Developed Real Estate Index Fund, Class K	77,174	34,941		(2,613)	(495)	(8,501)	100,506	12,658	2,313		—
iShares ESG Aware MSCI EAFE ETF	426,076	131,230		(203,882)	10,217	51,057	414,698	6,196	10,869		—
iShares ESG Aware MSCI EM ETF	58,755	129,546		(6,940)	(1,450)	(1,870)	178,041	6,062	2,011		—
iShares ESG Aware MSCI USA ETF	834,862	360,085		(76,900)	173	61,903	1,180,123	12,875	17,324		—
iShares ESG Aware MSCI USA Small-Cap ETF	137,443	45,651		(47,548)	1,062	(8,952)	127,656	4,059	2,060		—
iShares ESG Aware U.S. Aggregate Bond ETF	556,184	328,690		(25,768)	(5,808)	(26,467)	826,831	18,593	21,876		—
iShares MSCI Canada ETF	41,816	12,441		(3,999)	(50)	(1,995)	48,213	1,519	1,131		—
iShares MSCI EAFE Small-Cap ETF	61,790	17,735		(16,484)	(1,223)	5,014	66,832	1,242	1,214		—
iShares MSCI Emerging Markets Small-Cap ETF	22,749	6,926		(3,131)	(134)	3,553	29,963	576	389		—
iShares TIPS Bond ETF	126,604	68,723		(4,276)	(866)	(6,070)	184,115	1,791	4,101		—

					$1,540	$67,714	$3,989,835		$69,697		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2023	BlackRock LifePath® ESG Index 2035 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$2,146,032	$—	$—	$2,146,032
Fixed-Income Funds	1,010,946	—	—	1,010,946
Money Market Funds	832,857	—	—	832,857

	$3,989,835	$—	$–	$3,989,835

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	BlackRock LifePath® ESG Index 2040 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 79.3%
iShares Developed Real Estate Index Fund, Class K	31,783	$252,358
iShares ESG Aware MSCI EAFE ETF	15,477	1,035,876
iShares ESG Aware MSCI EM ETF(b)	15,451	453,796
iShares ESG Aware MSCI USA ETF	32,263	2,957,227
iShares ESG Aware MSCI USA Small-Cap ETF	9,324	293,240
iShares MSCI Canada ETF	3,814	121,056
iShares MSCI EAFE Small-Cap ETF	3,159	169,986
iShares MSCI Emerging Markets Small-Cap ETF	1,450	75,429

		5,358,968

Fixed-Income Funds — 20.7%
iShares ESG Aware U.S. Aggregate Bond ETF	24,901	1,107,347
iShares TIPS Bond ETF(b)	2,869	294,933

		1,402,280

Money Market Funds — 2.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	151,493	151,554
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	14,338	14,338

		165,892

Total Investments — 102.5% (Cost: $7,002,380)		6,927,140

Liabilities in Excess of Other Assets — (2.5)%		(169,757)

Net Assets — 100.0%		$6,757,383

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$90,700	$60,336	(a)	$—	$518	$—	$151,554	151,493	$6,945	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	8,157	6,181	(a)	—	—	—	14,338	14,338	2,599		—
iShares Developed Real Estate Index Fund, Class K	105,211	186,695		(17,233)	(2,678)	(19,637)	252,358	31,783	4,266		—
iShares ESG Aware MSCI EAFE ETF	581,229	754,198		(356,283)	5,271	51,461	1,035,876	15,477	16,140		—
iShares ESG Aware MSCI EM ETF	79,741	420,820		(33,757)	(5,710)	(7,298)	453,796	15,451	2,920		—
iShares ESG Aware MSCI USA ETF	1,152,223	2,029,187		(256,824)	1,218	31,423	2,957,227	32,263	30,863		—
iShares ESG Aware MSCI USA Small-Cap ETF	169,072	220,429		(74,954)	(1,407)	(19,900)	293,240	9,324	3,160		—
iShares ESG Aware U.S. Aggregate Bond ETF	395,219	822,769		(73,310)	(16,202)	(21,129)	1,107,347	24,901	17,788		—
iShares MSCI Canada ETF	52,385	84,701		(8,405)	(341)	(7,284)	121,056	3,814	1,540		—
iShares MSCI EAFE Small-Cap ETF	85,885	116,210		(31,500)	(3,803)	3,194	169,986	3,159	1,803		—
iShares MSCI Emerging Markets Small-Cap ETF	32,022	47,653		(7,496)	(522)	3,772	75,429	1,450	577		—
iShares TIPS Bond ETF	107,879	213,924		(18,833)	(3,744)	(4,293)	294,933	2,869	3,931		—

					$(27,400)	$10,309	$6,927,140		$92,532		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2023	BlackRock LifePath® ESG Index 2040 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$5,358,968	$—	$—	$5,358,968
Fixed-Income Funds	1,402,280	—	—	1,402,280
Money Market Funds	165,892	—	—	165,892

	$6,927,140	$—	$—	$6,927,140

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	BlackRock LifePath® ESG Index 2045 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 89.7%
iShares Developed Real Estate Index Fund, Class K	21,487	$170,606
iShares ESG Aware MSCI EAFE ETF	10,844	725,789
iShares ESG Aware MSCI EM ETF	10,960	321,895
iShares ESG Aware MSCI USA ETF	22,322	2,046,035
iShares ESG Aware MSCI USA Small-Cap ETF	5,916	186,058
iShares MSCI Canada ETF	2,674	84,873
iShares MSCI EAFE Small-Cap ETF(b)	2,230	119,996
iShares MSCI Emerging Markets Small-Cap ETF(b)	1,030	53,580

		3,708,832

Fixed-Income Funds — 10.5%
iShares ESG Aware U.S. Aggregate Bond ETF	7,311	325,120
iShares TIPS Bond ETF	1,054	108,351

		433,471

Money Market Funds — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	67,678	67,705
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	9,612	9,612

		77,317

Total Investments — 102.0% (Cost: $4,121,233)		4,219,620

Liabilities in Excess of Other Assets — (2.0)%		(84,121)

Net Assets — 100.0%		$4,135,499

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$68,027	$—		$(757	)(a)	$431	$4	$67,705	67,678	$5,811	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,165	447	(a)	—		—	—	9,612	9,612	513		—
iShares Developed Real Estate Index Fund, Class K	146,767	44,883		(6,431)		(1,245)	(13,368)	170,606	21,487	4,097		—
iShares ESG Aware MSCI EAFE ETF	796,257	168,704		(351,069)		255	111,642	725,789	10,844	20,042		—
iShares ESG Aware MSCI EM ETF	108,532	233,254		(13,945)		(1,590)	(4,356)	321,895	10,960	3,725		—
iShares ESG Aware MSCI USA ETF	1,591,691	458,805		(116,742)		(9,222)	121,503	2,046,035	22,322	31,254		—
iShares ESG Aware MSCI USA Small-Cap ETF	214,189	54,436		(70,826)		(1,030)	(10,711)	186,058	5,916	3,042		—
iShares ESG Aware U.S. Aggregate Bond ETF	217,347	130,339		(10,023)		(1,937)	(10,606)	325,120	7,311	8,534		—
iShares MSCI Canada ETF	71,081	20,864		(3,148)		(63)	(3,861)	84,873	2,674	1,943		—
iShares MSCI EAFE Small-Cap ETF	116,653	20,803		(24,557)		(4,280)	11,377	119,996	2,230	2,250		—
iShares MSCI Emerging Markets Small-Cap ETF	44,584	7,725		(5,190)		(557)	7,018	53,580	1,030	736		—
iShares TIPS Bond ETF	73,090	42,954		(3,574)		(722)	(3,397)	108,351	1,054	2,404		—

						$(19,960)	$205,245	$4,219,620		$84,351		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2023	BlackRock LifePath® ESG Index 2045 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$3,708,832	$—	$—	$3,708,832
Fixed-Income Funds	433,471	—	—	433,471
Money Market Funds	77,317	—	—	77,317

	$4,219,620	$—	$—	$4,219,620

See notes to financial statements.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	BlackRock LifePath® ESG Index 2050 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 96.3%
iShares Developed Real Estate Index Fund, Class K	24,864	$197,418
iShares ESG Aware MSCI EAFE ETF	13,302	890,303
iShares ESG Aware MSCI EM ETF	13,150	386,215
iShares ESG Aware MSCI USA ETF	27,155	2,489,027
iShares ESG Aware MSCI USA Small-Cap ETF(b)	7,332	230,591
iShares MSCI Canada ETF	3,217	102,108
iShares MSCI EAFE Small-Cap ETF	2,690	144,749
iShares MSCI Emerging Markets Small-Cap ETF	1,256	65,337

		4,505,748

Fixed-Income Funds — 3.8%
iShares ESG Aware U.S. Aggregate Bond ETF	2,845	126,517
iShares TIPS Bond ETF(b)	482	49,550

		176,067

Money Market Funds — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	90,023	90,059
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	14,899	14,899

		104,958

Total Investments — 102.3% (Cost: $4,658,894)		4,786,773

Liabilities in Excess of Other Assets — (2.3)%		(109,759)

Net Assets — 100.0%		$4,677,014

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$274,113	$—		$(184,569	)(a)	$497	$18	$90,059	90,023	$5,181	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,477	5,422	(a)	—		—	—	14,899	14,899	747		—
iShares Developed Real Estate Index Fund, Class K	156,820	78,669		(20,833)		(3,160)	(14,078)	197,418	24,864	4,773		—
iShares ESG Aware MSCI EAFE ETF	853,519	275,546		(354,141)		290	115,089	890,303	13,302	23,786		—
iShares ESG Aware MSCI EM ETF	116,610	290,260		(11,513)		(1,534)	(7,608)	386,215	13,150	4,226		—
iShares ESG Aware MSCI USA ETF	1,711,570	779,409		(132,556)		(7,399)	138,003	2,489,027	27,155	35,990		—
iShares ESG Aware MSCI USA Small-Cap ETF	222,215	95,394		(72,625)		(1,789)	(12,604)	230,591	7,332	3,326		—
iShares ESG Aware U.S. Aggregate Bond ETF	67,530	68,501		(4,242)		(860)	(4,412)	126,517	2,845	2,999		—
iShares MSCI Canada ETF	76,432	34,741		(4,062)		(82)	(4,921)	102,108	3,217	2,228		—
iShares MSCI EAFE Small-Cap ETF	124,548	34,034		(19,543)		(3,334)	9,044	144,749	2,690	2,593		—
iShares MSCI Emerging Markets Small-Cap ETF	47,736	13,772		(3,142)		(402)	7,373	65,337	1,256	833		—
iShares TIPS Bond ETF	26,278	26,674		(1,612)		(338)	(1,452)	49,550	482	966		—

						$(18,111)	$224,452	$4,786,773		$87,648		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2023	BlackRock LifePath® ESG Index 2050 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$4,505,748	$—	$—	$4,505,748
Fixed-Income Funds	176,067	—	—	176,067
Money Market Funds	104,958	—	—	104,958

	$4,786,773	$—	$—	$4,786,773

See notes to financial statements.

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	BlackRock LifePath® ESG Index 2055 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 99.2%
iShares Developed Real Estate Index Fund, Class K	16,284	$129,298
iShares ESG Aware MSCI EAFE ETF	9,087	608,193
iShares ESG Aware MSCI EM ETF(b)	9,104	267,384
iShares ESG Aware MSCI USA ETF	18,490	1,694,793
iShares ESG Aware MSCI USA Small-Cap ETF	4,796	150,834
iShares MSCI Canada ETF	2,214	70,272
iShares MSCI EAFE Small-Cap ETF(b)	1,867	100,463
iShares MSCI Emerging Markets Small-Cap ETF	865	44,997

		3,066,234

Fixed-Income Funds — 1.1%
iShares ESG Aware U.S. Aggregate Bond ETF(b)	546	24,281
iShares TIPS Bond ETF(b)	86	8,841

		33,122

Money Market Funds — 10.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	309,963	310,087
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	8,260	8,260

		318,347

Total Investments — 110.6% (Cost: $3,252,611)		3,417,703
Liabilities in Excess of Other Assets — (10.6)%		(327,346)

Net Assets — 100.0%		$3,090,357

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$78,921	$230,842	(a)	$—		$321	$3	$310,087	309,963	$3,146	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,689	—		(1,429	)(a)	—	—	8,260	8,260	372		—
iShares Developed Real Estate Index Fund, Class K	119,562	34,275		(13,696)		(1,891)	(8,952)	129,298	16,284	3,236		—
iShares ESG Aware MSCI EAFE ETF	652,925	125,842		(262,286)		7,089	84,623	608,193	9,087	16,483		—
iShares ESG Aware MSCI EM ETF	89,075	193,795		(10,088)		(1,301)	(4,097)	267,384	9,104	3,050		—
iShares ESG Aware MSCI USA ETF	1,313,861	366,974		(78,925)		(4,603)	97,486	1,694,793	18,490	25,729		—
iShares ESG Aware MSCI USA Small-Cap ETF	166,880	42,597		(49,029)		213	(9,827)	150,834	4,796	2,354		—
iShares ESG Aware U.S. Aggregate Bond ETF	20,515	4,703		(142)		(29)	(766)	24,281	546	695		—
iShares MSCI Canada ETF	58,232	16,968		(1,674)		(59)	(3,195)	70,272	2,214	1,601		—
iShares MSCI EAFE Small-Cap ETF	94,850	13,638		(13,372)		(2,072)	7,419	100,463	1,867	1,785		—
iShares MSCI Emerging Markets Small-Cap ETF	36,179	5,125		(1,382)		(235)	5,310	44,997	865	594		—
iShares TIPS Bond ETF	6,383	2,814		—		—	(356)	8,841	86	202		—

						$(2,567)	$167,648	$3,417,703		$59,247		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2023	BlackRock LifePath® ESG Index 2055 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$3,066,234	$—	$—	$3,066,234
Fixed-Income Funds	33,122	—	—	33,122
Money Market Funds	318,347	—	—	318,347

	$3,417,703	$—	$—	$3,417,703

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	BlackRock LifePath® ESG Index 2060 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 98.9%
iShares Developed Real Estate Index Fund, Class K	20,747	$164,729
iShares ESG Aware MSCI EAFE ETF	11,180	748,277
iShares ESG Aware MSCI EM ETF	11,071	325,156
iShares ESG Aware MSCI USA ETF	22,843	2,093,789
iShares ESG Aware MSCI USA Small-Cap ETF	6,224	195,745
iShares MSCI Canada ETF	2,723	86,428
iShares MSCI EAFE Small-Cap ETF	2,280	122,687
iShares MSCI Emerging Markets Small-Cap ETF	1,061	55,194

		3,792,005

Fixed-Income Funds — 1.0%
iShares ESG Aware U.S. Aggregate Bond ETF	764	33,975
iShares TIPS Bond ETF	58	5,962

		39,937

Security	Shares	Value

Money Market Funds — 1.4%

BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(b)	52,300	$52,300

Total Investments — 101.3% (Cost: $3,714,978)		3,884,242

Liabilities in Excess of Other Assets — (1.3)%		(49,164)

Net Assets — 100.0%		$3,835,078

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$79,433	$—		$(79,960	)(b)	$520	$7	$—	—	$3,310	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	9,827	42,473	(b)	—		—	—	52,300	52,300	511		—
iShares Developed Real Estate Index Fund, Class K	129,188	63,617		(14,724)		(2,210)	(11,142)	164,729	20,747	3,744		—
iShares ESG Aware MSCI EAFE ETF	704,187	237,715		(292,513)		6,477	92,411	748,277	11,180	18,708		—
iShares ESG Aware MSCI EM ETF	96,170	248,907		(12,498)		(1,667)	(5,756)	325,156	11,071	3,385		—
iShares ESG Aware MSCI USA ETF	1,415,304	649,027		(72,325)		(3,097)	104,880	2,093,789	22,843	29,585		—
iShares ESG Aware MSCI USA Small-Cap ETF	179,761	86,474		(58,796)		246	(11,940)	195,745	6,224	2,683		—
iShares ESG Aware U.S. Aggregate Bond ETF	24,079	11,580		(470)		(97)	(1,117)	33,975	764	895		—
iShares MSCI Canada ETF	62,823	29,858		(2,218)		(89)	(3,946)	86,428	2,723	1,775		—
iShares MSCI EAFE Small-Cap ETF	102,848	28,897		(14,242)		(2,774)	7,958	122,687	2,280	2,068		—
iShares MSCI Emerging Markets Small-Cap ETF	39,011	12,133		(1,431)		(240)	5,721	55,194	1,061	665		—
iShares TIPS Bond ETF	4,468	1,708		—		—	(214)	5,962	58	131		—

						$(2,931)	$176,862	$3,884,242		$67,460		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2023	BlackRock LifePath® ESG Index 2060 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$3,792,005	$—	$—	$3,792,005
Fixed-Income Funds	39,937	—	—	39,937
Money Market Funds	52,300	—	—	52,300

	$3,884,242	$—	$—	$3,884,242

See notes to financial statements.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	BlackRock LifePath® ESG Index 2065 Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies(a)

Equity Funds — 99.3%
iShares Developed Real Estate Index Fund, Class K	14,511	$115,218
iShares ESG Aware MSCI EAFE ETF	7,874	527,007
iShares ESG Aware MSCI EM ETF(b)	7,787	228,704
iShares ESG Aware MSCI USA ETF	16,013	1,467,752
iShares ESG Aware MSCI USA Small-Cap ETF	4,354	136,933
iShares MSCI Canada ETF	1,899	60,274
iShares MSCI EAFE Small-Cap ETF(b)	1,587	85,396
iShares MSCI Emerging Markets Small-Cap ETF	742	38,599

		2,659,883

Fixed-Income Funds — 1.1%
iShares ESG Aware U.S. Aggregate Bond ETF	573	25,481
iShares TIPS Bond ETF(b)	21	2,159

		27,640

Money Market Funds — 9.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(c)(d)	241,319	241,416
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(c)	16,504	16,504

		257,920

Total Investments — 110.0% (Cost: $2,782,605)		2,945,443

Liabilities in Excess of Other Assets — (10.0)%		(267,656)

Net Assets — 100.0%		$2,677,787

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$41,930	$199,002	(a)	$—	$484	$—	$241,416	241,319	$3,298	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,319	12,185	(a)	—	—	—	16,504	16,504	287		—
iShares Developed Real Estate Index Fund, Class K	100,815	33,962		(10,749)	(879)	(7,931)	115,218	14,511	2,655		—
iShares ESG Aware MSCI EAFE ETF	550,757	106,485		(207,310)	13,052	64,023	527,007	7,874	13,300		—
iShares ESG Aware MSCI EM ETF	71,827	171,220		(9,936)	(1,453)	(2,954)	228,704	7,787	2,489		—
iShares ESG Aware MSCI USA ETF	1,108,662	358,075		(71,327)	(5,447)	77,789	1,467,752	16,013	21,039		—
iShares ESG Aware MSCI USA Small-Cap ETF	141,320	44,792		(40,723)	3,490	(11,946)	136,933	4,354	1,936		—
iShares ESG Aware U.S. Aggregate Bond ETF	21,246	5,507		(509)	(114)	(649)	25,481	573	723		—
iShares MSCI Canada ETF	49,512	15,482		(2,049)	(90)	(2,581)	60,274	1,899	1,313		—
iShares MSCI EAFE Small-Cap ETF	79,976	12,501		(11,768)	(1,319)	6,006	85,396	1,587	1,456		—
iShares MSCI Emerging Markets Small-Cap ETF	30,651	5,154		(1,299)	(254)	4,347	38,599	742	491		—
iShares TIPS Bond ETF	—	2,174		—	—	(15)	2,159	21	2		—

					$7,470	$126,089	$2,945,443		$48,989		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2023	BlackRock LifePath® ESG Index 2065 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Investment Companies
Equity Funds	$2,659,883	$—	$—	$2,659,883
Fixed-Income Funds	27,640	—	—	27,640
Money Market Funds	257,920	—	—	257,920

	$2,945,443	$—	$—	$2,945,443

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2023

	BlackRock LifePath® ESG Index Retirement Fund	BlackRock LifePath® ESG Index 2025 Fund	BlackRock LifePath® ESG Index 2030 Fund	BlackRock LifePath® ESG Index 2035 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$3,199,975	$2,968,112	$5,327,643	$3,989,835
Receivables:
Investments sold	13,783	4,802	9,248	6,136
Securities lending income — affiliated	121	83	255	141
Capital shares sold	—	15	425	—
Dividends — affiliated	26	1	422	1
From the Administrator	1,573	1,558	1,323	1,535
From the Manager	219	234	420	311

Total assets	3,215,697	2,974,805	5,339,736	3,997,959

LIABILITIES
Collateral on securities loaned	274,833	—	43,831	824,804
Payables:
Investments purchased	13,482	5,368	8,829	8,012
Trustees’ and Officer’s fees	1,688	1,689	1,686	1,688
Professional fees	15,903	15,904	15,890	15,903
Service fees	28	72	112	43

Total liabilities	305,934	23,033	70,348	850,450

Commitments and contingent liabilities

NET ASSETS	$2,909,763	$2,951,772	$5,269,388	$3,147,509

NET ASSETS CONSIST OF
Paid-in capital	$3,173,645	$3,189,013	$5,509,422	$3,201,530

Accumulated loss	(263,882)	(237,241)	(240,034)	(54,021)

NET ASSETS	$2,909,763	$2,951,772	$5,269,388	$3,147,509

NET ASSET VALUE
Institutional
Net assets	$90,002	$93,724	$103,929	$232,099

Shares outstanding	10,000	10,000	10,628	23,161

Net asset value	$9.00	$9.37	$9.78	$10.02

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A

Net assets	$133,792	$362,902	$1,108,624	$209,434

Shares outstanding	14,867	38,749	113,445	20,909

Net asset value	$9.00	$9.37	$9.77	$10.02

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K

Net assets	$2,685,969	$2,495,146	$4,056,835	$2,705,976

Shares outstanding	298,428	266,294	414,909	269,969

Net asset value	$9.00	$9.37	$9.78	$10.02

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

(a) Investments, at cost — affiliated	$3,431,330	$3,161,821	$5,475,939	$4,030,636
(b) Securities loaned, at value	$268,784	$—	$43,140	$810,173

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Assets and Liabilities  (continued)

October 31, 2023

	BlackRock LifePath® ESG Index 2040 Fund	BlackRock LifePath® ESG Index 2045 Fund	BlackRock LifePath® ESG Index 2050 Fund	BlackRock LifePath® ESG Index 2055 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$6,927,140	$4,219,620	$4,786,773	$3,417,703
Receivables:
Investments sold	10,765	—	—	—
Securities lending income — affiliated	184	276	258	86
Capital shares sold	—	644	1,567	536
Dividends — affiliated	71	1	2	1
From the Administrator	1,063	1,383	1,322	1,544
From the Manager	732	482	564	382

Total assets	6,939,955	4,222,406	4,790,486	3,420,252

LIABILITIES
Collateral on securities loaned	151,862	67,552	90,100	310,087
Payables:
Investments purchased	13,076	1,627	5,650	2,180
Trustees’ and Officer’s fees	1,680	1,685	1,683	1,687
Professional fees	15,904	15,877	15,902	15,903
Service fees	50	166	137	38

Total liabilities	182,572	86,907	113,472	329,895

Commitments and contingent liabilities

NET ASSETS	$6,757,383	$4,135,499	$4,677,014	$3,090,357

NET ASSETS CONSIST OF
Paid-in capital	$6,882,601	$4,104,428	$4,597,193	$2,947,943

Accumulated earnings (loss)	(125,218)	31,071	79,821	142,414

NET ASSETS	$6,757,383	$4,135,499	$4,677,014	$3,090,357

NET ASSET VALUE
Institutional
Net assets	$295,503	$127,317	$130,681	$158,152

Shares outstanding	28,152	11,840	11,991	14,510

Net asset value	$10.50	$10.75	$10.90	$10.90

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Investor A

Net assets	$248,467	$803,381	$679,459	$184,591

Shares outstanding	23,676	74,815	62,427	16,942

Net asset value	$10.49	$10.74	$10.88	$10.90

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

Class K

Net assets	$6,213,413	$3,204,801	$3,866,874	$2,747,614

Shares outstanding	591,945	298,022	354,883	252,063

Net asset value	$10.50	$10.75	$10.90	$10.90

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	No par value	No par value	No par value	No par value

(a) Investments, at cost — affiliated	$7,002,380	$4,121,233	$4,658,894	$3,252,611
(b) Securities loaned, at value	$147,482	$66,456	$88,295	$301,322

See notes to financial statements.

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

October 31, 2023

	BlackRock LifePath® ESG Index 2060 Fund	BlackRock LifePath® ESG Index 2065 Fund

ASSETS
Investments, at value — affiliated(a)(b)	$3,884,242	$2,945,443
Receivables:
Securities lending income — affiliated	267	282
Capital shares sold	11,353	555
Dividends — affiliated	3	2
From the Administrator	1,437	1,594
From the Manager	458	325

Total assets	3,897,760	2,948,201

LIABILITIES
Collateral on securities loaned	—	241,506
Payables:
Investments purchased	44,942	11,229
Trustees’ and Officer’s fees	1,686	1,690
Professional fees	15,904	15,902
Service fees	150	87

Total liabilities	62,682	270,414

Commitments and contingent liabilities

NET ASSETS	$3,835,078	$2,677,787

NET ASSETS CONSIST OF
Paid-in capital	$3,705,880	$2,517,612
Accumulated earnings	129,198	160,175

NET ASSETS	$3,835,078	$2,677,787

NET ASSET VALUE

Institutional

Net assets	$215,711	$113,952

Shares outstanding	19,703	10,453

Net asset value	$10.95	$10.90

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Investor A

Net assets	$858,840	$463,240

Shares outstanding	78,550	42,534

Net asset value	$10.93	$10.89

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

Class K

Net assets	$2,760,527	$2,100,595

Shares outstanding	252,074	192,682

Net asset value	$10.95	$10.90

Shares authorized	Unlimited	Unlimited

Par value	No par value	No par value

(a) Investments, at cost — affiliated	$3,714,978	$2,782,605
(b) Securities loaned, at value	$—	$234,566

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Operations

Year Ended October 31, 2023

	BlackRock LifePath® ESG Index Retirement Fund	BlackRock LifePath® ESG Index 2025 Fund	BlackRock LifePath® ESG Index 2030 Fund	BlackRock LifePath® ESG Index 2035 Fund

INVESTMENT INCOME
Dividends — affiliated	$63,992	$66,331	$80,220	$63,761
Securities lending income — affiliated — net	5,249	3,420	4,700	5,936

Total investment income	69,241	69,751	84,920	69,697

EXPENSES
Professional	15,901	15,901	15,901	15,901
Trustees and Officer	6,316	6,319	6,321	6,319
Administration — class specific	3,817	4,319	5,509	4,515
Investment advisory	1,231	1,336	1,688	1,449
Service — class specific	391	1,306	1,949	474
Miscellaneous	57	57	57	57

Total expenses	27,713	29,238	31,425	28,715
Less:

Fees waived and/or reimbursed by the Administrator/Manager	(25,654)	(26,112)	(27,539)	(27,103)

Total expenses after fees waived and/or reimbursed	2,059	3,126	3,886	1,612

Net investment income	67,182	66,625	81,034	68,085

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:

Investments — affiliated	(13,745)	(21,045)	(62,977)	1,540

	(13,745)	(21,045)	(62,977)	1,540

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(17,240)	49,839	77,278	67,714

	(17,240)	49,839	77,278	67,714

Net realized and unrealized gain (loss)	(30,985)	28,794	14,301	69,254

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,197	$95,419	$95,335	$137,339

See notes to financial statements.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended October 31, 2023

	BlackRock LifePath® ESG Index 2040 Fund	BlackRock LifePath® ESG Index 2045 Fund	BlackRock LifePath® ESG Index 2050 Fund	BlackRock LifePath® ESG Index 2055 Fund

INVESTMENT INCOME
Dividends — affiliated	$85,587	$78,540	$82,467	$56,101
Securities lending income — affiliated — net	6,945	5,811	5,181	3,146

Total investment income	92,532	84,351	87,648	59,247

EXPENSES
Professional	15,901	15,901	15,901	15,901
Trustees and Officer	6,321	6,323	6,323	6,319
Administration — class specific	6,087	6,373	6,689	4,627
Investment advisory	1,937	1,976	2,136	1,491
Service — class specific	632	1,907	1,078	431
Miscellaneous	57	57	57	57

Total expenses	30,935	32,537	32,184	28,826
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(29,136)	(29,597)	(30,406)	(27,985)

Total expenses after fees waived and/or reimbursed	1,799	2,940	1,778	841

Net investment income	90,733	81,411	85,870	58,406

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — affiliated	(27,400)	(19,960)	(18,111)	(2,567)

	(27,400)	(19,960)	(18,111)	(2,567)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	10,309	205,245	224,452	167,648

	10,309	205,245	224,452	167,648

Net realized and unrealized gain (loss)	(17,091)	185,285	206,341	165,081

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,642	$266,696	$292,211	$223,487

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Operations (continued)

Year Ended October 31, 2023

	BlackRock LifePath® ESG Index 2060 Fund	BlackRock LifePath® ESG Index 2065 Fund

INVESTMENT INCOME
Dividends — affiliated	$64,150	$45,691
Securities lending income — affiliated — net	3,310	3,298

Total investment income	67,460	48,989

EXPENSES
Professional	15,901	15,901
Trustees and Officer	6,321	6,318
Administration — class specific	5,479	3,816
Investment advisory	1,710	1,216
Service — class specific	1,230	551
Miscellaneous	57	57

Total expenses	30,698	27,859
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(28,843)	(26,918)

Total expenses after fees waived and/or reimbursed	1,855	941

Net investment income	65,605	48,048

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(2,931)	7,470

	(2,931)	7,470

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	176,862	126,089

	176,862	126,089

Net realized and unrealized gain	173,931	133,559

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$239,536	$181,607

See notes to financial statements.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock LifePath® ESG Index Retirement Fund		BlackRock LifePath® ESG Index 2025 Fund

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$67,182	$46,597	$66,625	$60,024
Net realized loss	(13,745)	(23,304)	(21,045)	(24,782)
Net change in unrealized appreciation (depreciation)	(17,240)	(408,625)	49,839	(559,801)

Net increase (decrease) in net assets resulting from operations	36,197	(385,332)	95,419	(524,559)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,316)	(3,563)	(2,397)	(2,798)
Investor A	(3,383)	(4,266)	(10,946)	(16,678)
Class K	(58,555)	(65,972)	(52,991)	(53,835)

Decrease in net assets resulting from distributions to shareholders	(64,254)	(73,801)	(66,334)	(73,311)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,085,652	71,156	379,141	249,558

NET ASSETS
Total increase (decrease) in net assets	1,057,595	(387,977)	408,226	(348,312)
Beginning of year	1,852,168	2,240,145	2,543,546	2,891,858

End of year	$2,909,763	$1,852,168	$2,951,772	$2,543,546

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® ESG Index 2030 Fund		BlackRock LifePath® ESG Index 2035 Fund

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$81,034	$70,891	$68,085	$57,636
Net realized gain (loss)	(62,977)	(35,666)	1,540	(9,416)
Net change in unrealized appreciation (depreciation)	77,278	(681,440)	67,714	(549,982)

Net increase (decrease) in net assets resulting from operations	95,335	(646,215)	137,339	(501,762)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,434)	(4,717)	(3,785)	(4,853)
Investor A	(14,081)	(28,575)	(4,353)	(6,186)
Class K	(59,060)	(55,230)	(66,326)	(77,098)

Decrease in net assets resulting from distributions to shareholders	(75,575)	(88,522)	(74,464)	(88,137)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,374,587	(34,798)	751,851	391,648

NET ASSETS
Total increase (decrease) in net assets	2,394,347	(769,535)	814,726	(198,251)
Beginning of year	2,875,041	3,644,576	2,332,783	2,531,034

End of year	$5,269,388	$2,875,041	$3,147,509	$2,332,783

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® ESG Index 2040 Fund		BlackRock LifePath® ESG Index 2045 Fund

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$90,733	$64,442	$81,411	$73,458
Net realized loss	(27,400)	(29,566)	(19,960)	(48,788)
Net change in unrealized appreciation (depreciation)	10,309	(615,224)	205,245	(713,521)

Net increase (decrease) in net assets resulting from operations	73,642	(580,348)	266,696	(688,851)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(6,076)	(9,520)	(2,505)	(3,536)
Investor A	(4,572)	(5,367)	(13,651)	(14,940)
Class K	(73,771)	(75,745)	(63,776)	(73,945)

Decrease in net assets resulting from distributions to shareholders	(84,419)	(90,632)	(79,932)	(92,421)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,017,099	645,872	576,220	1,307,739

NET ASSETS
Total increase (decrease) in net assets	4,006,322	(25,108)	762,984	526,467
Beginning of year	2,751,061	2,776,169	3,372,515	2,846,048

End of year	$6,757,383	$2,751,061	$4,135,499	$3,372,515

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® ESG Index 2050 Fund		BlackRock LifePath® ESG Index 2055 Fund

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$85,870	$71,511	$58,406	$61,550
Net realized loss	(18,111)	(31,280)	(2,567)	(18,187)
Net change in unrealized appreciation (depreciation)	224,452	(729,328)	167,648	(631,718)

Net increase (decrease) in net assets resulting from operations	292,211	(689,097)	223,487	(588,355)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,458)	(3,530)	(2,525)	(3,804)
Investor A	(7,896)	(7,233)	(2,992)	(4,297)
Class K	(74,061)	(78,752)	(54,762)	(75,672)

Decrease in net assets resulting from distributions to shareholders	(84,415)	(89,515)	(60,279)	(83,773)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,072,004	1,421,147	377,946	528,216

NET ASSETS
Total increase (decrease) in net assets	1,279,800	642,535	541,154	(143,912)
Beginning of year	3,397,214	2,754,679	2,549,203	2,693,115

End of year	$4,677,014	$3,397,214	$3,090,357	$2,549,203

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock LifePath® ESG Index 2060 Fund		BlackRock LifePath® ESG Index 2065 Fund

	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$65,605	$65,021	$48,048	$55,714
Net realized gain (loss)	(2,931)	(37,436)	7,470	(6,899)
Net change in unrealized appreciation (depreciation)	176,862	(657,885)	126,089	(592,625)

Net increase (decrease) in net assets resulting from operations	239,536	(630,300)	181,607	(543,810)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(3,845)	(5,016)	(2,403)	(3,827)
Investor A	(8,751)	(7,645)	(4,097)	(4,579)
Class K	(52,369)	(67,919)	(44,912)	(70,212)

Decrease in net assets resulting from distributions to shareholders	(64,965)	(80,580)	(51,412)	(78,618)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	909,663	529,384	403,548	93,528

NET ASSETS
Total increase (decrease) in net assets	1,084,234	(181,496)	533,743	(528,900)
Beginning of year	2,750,844	2,932,340	2,144,044	2,672,944

End of year	$3,835,078	$2,750,844	$2,677,787	$2,144,044

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index Retirement Fund

	Institutional
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$8.89	$11.11	$9.79		$10.00

Net investment income(b)	0.25	0.22	0.17		0.02
Net realized and unrealized gain (loss)	0.09	(2.09)	1.32		(0.22)

Net increase (decrease) from investment operations	0.34	(1.87)	1.49		(0.20)

Distributions(c)
From net investment income	(0.23)	(0.21)	(0.17)		(0.01)
From net realized gain	—	(0.14)	(0.00	)(d)	—

Total distributions	(0.23)	(0.35)	(0.17)		(0.01)

Net asset value, end of period	$9.00	$8.89	$11.11		$9.79

Total Return(e)
Based on net asset value	3.78%	(17.14)%	15.30%		(1.97	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.19%	1.31%	1.35%		1.98	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.11%	0.11%	0.12%		0.05	%(h)

Net investment income	2.64%	2.21%	1.57%		1.17	%(h)

Supplemental Data
Net assets, end of period (000)	$90	$89	$111		$98

Portfolio turnover rate	12%	17%	11%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index Retirement Fund (continued)

	Investor A
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$8.89	$11.11	$9.79		$10.00

Net investment income(b)	0.22	0.20	0.14		0.02
Net realized and unrealized gain (loss)	0.10	(2.09)	1.32		(0.22)

Net increase (decrease) from investment operations	0.32	(1.89)	1.46		(0.20)

Distributions(c)
From net investment income	(0.21)	(0.19)	(0.14)		(0.01)
From net realized gain	—	(0.14)	(0.00	)(d)	—

Total distributions	(0.21)	(0.33)	(0.14)		(0.01)

Net asset value, end of period	$9.00	$8.89	$11.11		$9.79

Total Return(e)
Based on net asset value	3.50%	(17.34)%	15.02%		(2.00	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.44%	1.57%	1.60%		2.22	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.36%	0.36%	0.37%		0.29	%(h)

Net investment income	2.39%	1.98%	1.32%		0.94	%(h)

Supplemental Data
Net assets, end of period (000)	$134	$148	$129		$98

Portfolio turnover rate	12%	17%	11%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index Retirement Fund (continued)

	Class K
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$8.89	$11.11	$9.79		$10.00

Net investment income(b)	0.26	0.23	0.17		0.02
Net realized and unrealized gain (loss)	0.09	(2.09)	1.32		(0.22)

Net increase (decrease) from investment operations	0.35	(1.86)	1.49		(0.20)

Distributions(c)
From net investment income	(0.24)	(0.22)	(0.17)		(0.01)
From net realized gain	—	(0.14)	(0.00	)(d)	—

Total distributions	(0.24)	(0.36)	(0.17)		(0.01)

Net asset value, end of period	$9.00	$8.89	$11.11		$9.79

Total Return(e)
Based on net asset value	3.84%	(17.10)%	15.35%		(1.96	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.10%	1.26%	1.30%		1.93	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.06%	0.06%	0.07%		—	%(h)

Net investment income	2.76%	2.26%	1.62%		1.23	%(h)

Supplemental Data
Net assets, end of period (000)	$2,686	$1,615	$2,000		$1,763

Portfolio turnover rate	12%	17%	11%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2025 Fund

	Institutional
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$9.22	$11.49	$9.77		$10.00

Net investment income(b)	0.24	0.23	0.17		0.02
Net realized and unrealized gain (loss)	0.15	(2.22)	1.71		(0.24)

Net increase (decrease) from investment operations	0.39	(1.99)	1.88		(0.22)

Distributions(c)
From net investment income	(0.23)	(0.22)	(0.16)		(0.01)
From net realized gain	(0.01)	(0.06)	(0.00	)(d)	—

Total distributions	(0.24)	(0.28)	(0.16)		(0.01)

Net asset value, end of period	$9.37	$9.22	$11.49		$9.77

Total Return(e)
Based on net asset value	4.16%	(17.56)%	19.36%		(2.16	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.09%	1.06%	1.17%		1.98	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.11%	0.10%	0.10%		0.05	%(h)

Net investment income	2.51%	2.19%	1.52%		1.12	%(h)

Supplemental Data
Net assets, end of period (000)	$94	$92	$115		$98

Portfolio turnover rate	22%	15%	12%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2025 Fund (continued)

	Investor A
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$9.21	$11.48	$9.76		$10.00

Net investment income(b)	0.22	0.20	0.14		0.02
Net realized and unrealized gain (loss)	0.15	(2.21)	1.72		(0.25)

Net increase (decrease) from investment operations	0.37	(2.01)	1.86		(0.23)

Distributions(c)
From net investment income	(0.20)	(0.20)	(0.14)		(0.01)
From net realized gain	(0.01)	(0.06)	(0.00	)(d)	—

Total distributions	(0.21)	(0.26)	(0.14)		(0.01)

Net asset value, end of period	$9.37	$9.21	$11.48		$9.76

Total Return(e)
Based on net asset value	3.98%	(17.78)%	19.19%		(2.29	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.33%	1.31%	1.36%		2.23	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.36%	0.35%	0.35%		0.30	%(h)

Net investment income	2.23%	1.97%	1.22%		0.87	%(h)

Supplemental Data
Net assets, end of period (000)	$363	$628	$709		$98

Portfolio turnover rate	22%	15%	12%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2025 Fund (continued)

	Class K
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$9.21	$11.49	$9.77		$10.00

Net investment income(b)	0.25	0.24	0.17		0.02
Net realized and unrealized gain (loss)	0.16	(2.23)	1.72		(0.24)

Net increase (decrease) from investment operations	0.41	(1.99)	1.89		(0.22)

Distributions(c)
From net investment income	(0.24)	(0.23)	(0.17)		(0.01)
From net realized gain	(0.01)	(0.06)	(0.00	)(d)	—

Total distributions	(0.25)	(0.29)	(0.17)		(0.01)

Net asset value, end of period	$9.37	$9.21	$11.49		$9.77

Total Return(e)
Based on net asset value	4.33%	(17.60)%	19.42%		(2.15	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.04%	1.01%	1.12%		1.93	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.06%	0.05%	0.05%		—	%(h)

Net investment income	2.56%	2.29%	1.57%		1.18	%(h)

Supplemental Data
Net assets, end of period (000)	$2,495	$1,823	$2,068		$1,758

Portfolio turnover rate	22%	15%	12%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2030 Fund

	Institutional
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$9.48	$11.92	$9.73		$10.00

Net investment income(b)	0.24	0.25	0.17		0.02
Net realized and unrealized gain (loss)	0.28	(2.39)	2.19		(0.27)

Net increase (decrease) from investment operations	0.52	(2.14)	2.36		(0.25)

Distributions(c)
From net investment income	(0.22)	(0.24)	(0.17)		(0.02)
From net realized gain	—	(0.06)	(0.00	)(d)	—

Total distributions	(0.22)	(0.30)	(0.17)		(0.02)

Net asset value, end of period	$9.78	$9.48	$11.92		$9.73

Total Return(e)
Based on net asset value	5.48%	(18.24)%	24.34%		(2.55	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.92%	0.92%	1.05%		1.98	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.09%	0.09%	0.08%		0.05	%(h)

Net investment income	2.40%	2.32%	1.47%		1.10	%(h)

Supplemental Data
Net assets, end of period (000)	$104	$101	$253		$97

Portfolio turnover rate	31%	16%	11%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2030 Fund (continued)

	Investor A
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$9.47	$11.91	$9.72		$10.00

Net investment income(b)	0.21	0.21	0.15		0.02
Net realized and unrealized gain (loss)	0.28	(2.38)	2.19		(0.29)

Net increase (decrease) from investment operations	0.49	(2.17)	2.34		(0.27)

Distributions(c)
From net investment income	(0.19)	(0.21)	(0.15)		(0.01)
From net realized gain	—	(0.06)	(0.00	)(d)	—

Total distributions	(0.19)	(0.27)	(0.15)		(0.01)

Net asset value, end of period	$9.77	$9.47	$11.91		$9.72

Total Return(e)
Based on net asset value	5.16%	(18.44)%	24.17%		(2.68	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.17%	1.19%	1.25%		2.23	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.34%	0.34%	0.33%		0.30	%(h)

Net investment income	2.08%	2.01%	1.31%		0.85	%(h)

Supplemental Data
Net assets, end of period (000)	$1,109	$1,018	$1,246		$97

Portfolio turnover rate	31%	16%	11%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2030 Fund (continued)

	Class K
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$9.48	$11.92	$9.73		$10.00

Net investment income(b)	0.25	0.25	0.18		0.02
Net realized and unrealized gain (loss)	0.28	(2.39)	2.18		(0.27)

Net increase (decrease) from investment operations	0.53	(2.14)	2.36		(0.25)

Distributions(c)
From net investment income	(0.23)	(0.24)	(0.17)		(0.02)
From net realized gain	—	(0.06)	(0.00	)(d)	—

Total distributions	(0.23)	(0.30)	(0.17)		(0.02)

Net asset value, end of period	$9.78	$9.48	$11.92		$9.73

Total Return(e)
Based on net asset value	5.55%	(18.18)%	24.40%		(2.55	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.86%	0.89%	1.01%		1.93	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.04%	0.04%	0.04%		—	%(h)

Net investment income	2.50%	2.31%	1.60%		1.16	%(h)

Supplemental Data
Net assets, end of period (000)	$4,057	$1,756	$2,146		$1,751

Portfolio turnover rate	31%	16%	11%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2035 Fund

	Institutional
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$9.67	$12.34	$9.69		$10.00

Net investment income(b)	0.24	0.26	0.20		0.02
Net realized and unrealized gain (loss)	0.37	(2.53)	2.65		(0.31)

Net increase (decrease) from investment operations	0.61	(2.27)	2.85		(0.29)

Distributions(c)
From net investment income	(0.23)	(0.25)	(0.20)		(0.02)
From net realized gain	(0.03)	(0.15)	(0.00	)(d)	—

Total distributions	(0.26)	(0.40)	(0.20)		(0.02)

Net asset value, end of period	$10.02	$9.67	$12.34		$9.69

Total Return(e)
Based on net asset value	6.32%	(18.79)%	29.53%		(2.94	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.02%	1.17%	1.26%		1.98	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.08%	0.08%	0.07%		0.05	%(h)

Net investment income	2.29%	2.37%	1.70%		1.10	%(h)

Supplemental Data
Net assets, end of period (000)	$232	$117	$148		$97

Portfolio turnover rate	14%	12%	11%		2%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2035 Fund (continued)

	Investor A
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$9.66	$12.34	$9.69		$10.00

Net investment income(b)	0.21	0.23	0.17		0.02
Net realized and unrealized gain (loss)	0.39	(2.53)	2.65		(0.32)

Net increase (decrease) from investment operations	0.60	(2.30)	2.82		(0.30)

Distributions(c)
From net investment income	(0.21)	(0.23)	(0.17)		(0.01)
From net realized gain	(0.03)	(0.15)	(0.00	)(d)	—

Total distributions	(0.24)	(0.38)	(0.17)		(0.01)

Net asset value, end of period	$10.02	$9.66	$12.34		$9.69

Total Return(e)
Based on net asset value	6.16%	(19.07)%	29.24%		(2.97	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.27%	1.42%	1.50%		2.23	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.33%	0.33%	0.32%		0.30	%(h)

Net investment income	2.07%	2.14%	1.47%		0.85	%(h)

Supplemental Data
Net assets, end of period (000)	$209	$167	$161		$97

Portfolio turnover rate	14%	12%	11%		2%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2035 Fund (continued)

	Class K
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$9.67	$12.34	$9.69		$10.00

Net investment income(b)	0.25	0.26	0.20		0.02
Net realized and unrealized gain (loss)	0.37	(2.52)	2.65		(0.31)

Net increase (decrease) from investment operations	0.62	(2.26)	2.85		(0.29)

Distributions(c)
From net investment income	(0.24)	(0.26)	(0.20)		(0.02)
From net realized gain	(0.03)	(0.15)	(0.00	)(d)	—

Total distributions	(0.27)	(0.41)	(0.20)		(0.02)

Net asset value, end of period	$10.02	$9.67	$12.34		$9.69

Total Return(e)
Based on net asset value	6.36%	(18.74)%	29.59%		(2.94	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.97%	1.12%	1.22%		1.93	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.03%	0.03%	0.02%		—	%(h)

Net investment income	2.37%	2.43%	1.75%		1.16	%(h)

Supplemental Data
Net assets, end of period (000)	$2,706	$2,049	$2,222		$1,744

Portfolio turnover rate	14%	12%	11%		2%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2040 Fund

	Institutional
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$9.91	$12.73	$9.65		$10.00

Net investment income(b)	0.24	0.26	0.19		0.02
Net realized and unrealized gain (loss)	0.57	(2.70)	3.09		(0.35)

Net increase (decrease) from investment operations	0.81	(2.44)	3.28		(0.33)

Distributions(c)
From net investment income	(0.22)	(0.26)	(0.20)		(0.02)
From net realized gain	—	(0.12)	(0.00	)(d)	—

Total distributions	(0.22)	(0.38)	(0.20)		(0.02)

Net asset value, end of period	$10.50	$9.91	$12.73		$9.65

Total Return(e)
Based on net asset value	8.15%	(19.53)%	34.16%		(3.34	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.85%	1.08%	1.20%		1.98	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.07%	0.06%	0.06%		0.05	%(h)

Net investment income	2.23%	2.36%	1.60%		1.06	%(h)

Supplemental Data
Net assets, end of period (000)	$296	$264	$305		$97

Portfolio turnover rate	22%	13%	10%		2%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2040 Fund (continued)

	Investor A
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$9.91	$12.73	$9.65		$10.00

Net investment income(b)	0.21	0.23	0.17		0.02
Net realized and unrealized gain (loss)	0.57	(2.70)	3.08		(0.36)

Net increase (decrease) from investment operations	0.78	(2.47)	3.25		(0.34)

Distributions(c)
From net investment income	(0.20)	(0.23)	(0.17)		(0.01)
From net realized gain	—	(0.12)	(0.00	)(d)	—

Total distributions	(0.20)	(0.35)	(0.17)		(0.01)

Net asset value, end of period	$10.49	$9.91	$12.73		$9.65

Total Return(e)
Based on net asset value	7.78%	(19.73)%	33.83%		(3.36	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.10%	1.32%	1.48%		2.24	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.32%	0.31%	0.31%		0.30	%(h)

Net investment income	1.98%	2.07%	1.43%		0.81	%(h)

Supplemental Data
Net assets, end of period (000)	$248	$233	$180		$116

Portfolio turnover rate	22%	13%	10%		2%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.93%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2040 Fund (continued)

	Class K
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21		Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$9.91	$12.73	$9.65		$10.00

Net investment income(b)	0.26	0.27	0.21		0.02
Net realized and unrealized gain (loss)	0.56	(2.70)	3.07		(0.35)

Net increase (decrease) from investment operations	0.82	(2.43)	3.28		(0.33)

Distributions(c)
From net investment income	(0.23)	(0.27)	(0.20)		(0.02)
From net realized gain	—	(0.12)	(0.00	)(d)	—

Total distributions	(0.23)	(0.39)	(0.20)		(0.02)

Net asset value, end of period	$10.50	$9.91	$12.73		$9.65

Total Return(e)
Based on net asset value	8.22%	(19.49)%	34.20%		(3.33	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.77%	1.02%	1.18%		1.93	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.02%	0.01%	0.01%		—	%(h)

Net investment income	2.38%	2.44%	1.74%		1.11	%(h)

Supplemental Data
Net assets, end of period (000)	$6,213	$2,254	$2,292		$1,737

Portfolio turnover rate	22%	13%	10%		2%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2045 Fund

	Institutional
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$10.13	$13.06	$9.62	$10.00

Net investment income(b)	0.23	0.27	0.21	0.02
Net realized and unrealized gain (loss)	0.61	(2.85)	3.43	(0.38)

Net increase (decrease) from investment operations	0.84	(2.58)	3.64	(0.36)

Distributions(c)
From net investment income	(0.22)	(0.27)	(0.20)	(0.02)
From net realized gain	—	(0.08)	—	—

Total distributions	(0.22)	(0.35)	(0.20)	(0.02)

Net asset value, end of period	$10.75	$10.13	$13.06	$9.62

Total Return(d)
Based on net asset value	8.29%	(20.08)%	38.08%	(3.63	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.81%	0.99%	1.21%	1.98	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06%	0.05%	0.05%	0.05	%(g)

Net investment income	2.06%	2.36%	1.72%	1.06	%(g)

Supplemental Data
Net assets, end of period (000)	$127	$105	$131	$96

Portfolio turnover rate	15%	15%	11%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2045 Fund (continued)

	Investor A
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$10.12	$13.05	$9.62	$10.00

Net investment income(b)	0.20	0.24	0.17	0.02
Net realized and unrealized gain (loss)	0.62	(2.84)	3.44	(0.39)

Net increase (decrease) from investment operations	0.82	(2.60)	3.61	(0.37)

Distributions(c)
From net investment income	(0.20)	(0.25)	(0.18)	(0.01)
From net realized gain	—	(0.08)	—	—

Total distributions	(0.20)	(0.33)	(0.18)	(0.01)

Net asset value, end of period	$10.74	$10.12	$13.05	$9.62

Total Return(d)
Based on net asset value	8.03%	(20.27)%	37.74%	(3.66	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.06%	1.23%	1.42%	2.23	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.31%	0.30%	0.30%	0.30	%(g)

Net investment income	1.81%	2.11%	1.40%	0.81	%(g)

Supplemental Data
Net assets, end of period (000)	$803	$693	$365	$96

Portfolio turnover rate	15%	15%	11%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2045 Fund (continued)

	Class K
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$10.13	$13.06	$9.62	$10.00

Net investment income(b)	0.24	0.28	0.21	0.02
Net realized and unrealized gain (loss)	0.61	(2.85)	3.44	(0.38)

Net increase (decrease) from investment operations	0.85	(2.57)	3.65	(0.36)

Distributions(c)
From net investment income	(0.23)	(0.28)	(0.21)	(0.02)
From net realized gain	—	(0.08)	—	—

Total distributions	(0.23)	(0.36)	(0.21)	(0.02)

Net asset value, end of period	$10.75	$10.13	$13.06	$9.62

Total Return(d)
Based on net asset value	8.34%	(20.03)%	38.15%	(3.63	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.76%	0.93%	1.16%	1.93	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.01%	—%	—%	—	%(g)

Net investment income	2.12%	2.49%	1.77%	1.11	%(g)

Supplemental Data
Net assets, end of period (000)	$3,205	$2,574	$2,351	$1,732

Portfolio turnover rate	15%	15%	11%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2050 Fund

	Institutional
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$10.21	$13.22	$9.61	$10.00

Net investment income(b)	0.22	0.27	0.20	0.02
Net realized and unrealized gain (loss)	0.69	(2.93)	3.61	(0.39)

Net increase (decrease) from investment operations	0.91	(2.66)	3.81	(0.37)

Distributions(c)
From net investment income	(0.22)	(0.27)	(0.20)	(0.02)
From net realized gain	—	(0.08)	—	—

Total distributions	(0.22)	(0.35)	(0.20)	(0.02)

Net asset value, end of period	$10.90	$10.21	$13.22	$9.61

Total Return(d)
Based on net asset value	8.84%	(20.46)%	39.90%	(3.73	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.77%	1.01%	1.21%	1.98	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06%	0.05%	0.05%	0.05	%(g)

Net investment income	1.97%	2.31%	1.68%	1.05	%(g)

Supplemental Data
Net assets, end of period (000)	$131	$108	$132	$96

Portfolio turnover rate	15%	14%	8%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2050 Fund (continued)

	Investor A
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$10.21	$13.21	$9.61	$10.00

Net investment income(b)	0.20	0.22	0.17	0.02
Net realized and unrealized gain (loss)	0.66	(2.90)	3.61	(0.40)

Net increase (decrease) from investment operations	0.86	(2.68)	3.78	(0.38)

Distributions(c)
From net investment income	(0.19)	(0.24)	(0.18)	(0.01)
From net realized gain	—	(0.08)	—	—

Total distributions	(0.19)	(0.32)	(0.18)	(0.01)

Net asset value, end of period	$10.88	$10.21	$13.21	$9.61

Total Return(d)
Based on net asset value	8.42%	(20.58)%	39.49%	(3.76	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.01%	1.26%	1.44%	2.23	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.31%	0.30%	0.30%	0.30	%(g)

Net investment income	1.75%	1.92%	1.41%	0.81	%(g)

Supplemental Data
Net assets, end of period (000)	$679	$263	$243	$96

Portfolio turnover rate	15%	14%	8%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2050 Fund (continued)

	Class K
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$10.21	$13.22	$9.61	$10.00

Net investment income(b)	0.23	0.28	0.21	0.02
Net realized and unrealized gain (loss)	0.68	(2.94)	3.61	(0.39)

Net increase (decrease) from investment operations	0.91	(2.66)	3.82	(0.37)

Distributions(c)
From net investment income	(0.22)	(0.27)	(0.21)	(0.02)
From net realized gain	—	(0.08)	—	—

Total distributions	(0.22)	(0.35)	(0.21)	(0.02)

Net asset value, end of period	$10.90	$10.21	$13.22	$9.61

Total Return(d)
Based on net asset value	8.89%	(20.41)%	39.96%	(3.72	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.72%	0.94%	1.16%	1.93	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.01%	—%	—%	—	%(g)

Net investment income	2.04%	2.46%	1.74%	1.11	%(g)

Supplemental Data
Net assets, end of period (000)	$3,867	$3,027	$2,379	$1,730

Portfolio turnover rate	15%	14%	8%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2055 Fund

	Institutional
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$10.21	$13.25	$9.61	$10.00

Net investment income(b)	0.21	0.27	0.21	0.02
Net realized and unrealized gain (loss)	0.71	(2.93)	3.63	(0.39)

Net increase (decrease) from investment operations	0.92	(2.66)	3.84	(0.37)

Distributions(c)
From net investment income	(0.22)	(0.27)	(0.20)	(0.02)
From net realized gain	(0.01)	(0.11)	—	—

Total distributions	(0.23)	(0.38)	(0.20)	(0.02)

Net asset value, end of period	$10.90	$10.21	$13.25	$9.61

Total Return(d)
Based on net asset value	8.91%	(20.47)%	40.22%	(3.73	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.00%	1.11%	1.22%	1.98	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06%	0.05%	0.05%	0.05	%(g)

Net investment income	1.86%	2.33%	1.69%	1.06	%(g)

Supplemental Data
Net assets, end of period (000)	$158	$106	$133	$96

Portfolio turnover rate	14%	15%	9%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2055 Fund (continued)

	Investor A
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$10.20	$13.25	$9.60	$10.00

Net investment income(b)	0.19	0.24	0.18	0.02
Net realized and unrealized gain (loss)	0.71	(2.94)	3.65	(0.41)

Net increase (decrease) from investment operations	0.90	(2.70)	3.83	(0.39)

Distributions(c)
From net investment income	(0.19)	(0.24)	(0.18)	(0.01)
From net realized gain	(0.01)	(0.11)	—	—

Total distributions	(0.20)	(0.35)	(0.18)	(0.01)

Net asset value, end of period	$10.90	$10.20	$13.25	$9.60

Total Return(d)
Based on net asset value	8.76%	(20.74)%	40.05%	(3.86	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.25%	1.36%	1.47%	2.23	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.31%	0.30%	0.30%	0.30	%(g)

Net investment income	1.67%	2.06%	1.44%	0.81	%(g)

Supplemental Data
Net assets, end of period (000)	$185	$148	$175	$96

Portfolio turnover rate	14%	15%	9%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2055 Fund (continued)

	Class K
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$10.21	$13.25	$9.61	$10.00

Net investment income(b)	0.22	0.28	0.21	0.02
Net realized and unrealized gain (loss)	0.70	(2.93)	3.64	(0.39)

Net increase (decrease) from investment operations	0.92	(2.65)	3.85	(0.37)

Distributions(c)
From net investment income	(0.22)	(0.28)	(0.21)	(0.02)
From net realized gain	(0.01)	(0.11)	—	—

Total distributions	(0.23)	(0.39)	(0.21)	(0.02)

Net asset value, end of period	$10.90	$10.21	$13.25	$9.61

Total Return(d)
Based on net asset value	8.97%	(20.43)%	40.29%	(3.72	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.95%	1.06%	1.18%	1.93	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.01%	—%	—%	—	%(g)

Net investment income	1.98%	2.43%	1.74%	1.11	%(g)

Supplemental Data
Net assets, end of period (000)	$2,748	$2,296	$2,385	$1,729

Portfolio turnover rate	14%	15%	9%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2060 Fund

	Institutional
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$10.24	$13.25	$9.61	$10.00

Net investment income(b)	0.22	0.27	0.20	0.02
Net realized and unrealized gain (loss)	0.70	(2.95)	3.65	(0.39)

Net increase (decrease) from investment operations	0.92	(2.68)	3.85	(0.37)

Distributions(c)
From net investment income	(0.21)	(0.26)	(0.21)	(0.02)
From net realized gain	—	(0.07)	—	—

Total distributions	(0.21)	(0.33)	(0.21)	(0.02)

Net asset value, end of period	$10.95	$10.24	$13.25	$9.61

Total Return(d)
Based on net asset value	8.96%	(20.53)%	40.24%	(3.73	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.90%	1.04%	1.19%	1.98	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06%	0.05%	0.05%	0.05	%(g)

Net investment income	1.94%	2.31%	1.66%	1.05	%(g)

Supplemental Data
Net assets, end of period (000)	$216	$159	$196	$96

Portfolio turnover rate	14%	20%	9%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

82	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2060 Fund (continued)

	Investor A
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$10.23	$13.24	$9.60	$10.00

Net investment income(b)	0.18	0.24	0.18	0.02
Net realized and unrealized gain (loss)	0.71	(2.94)	3.64	(0.41)

Net increase (decrease) from investment operations	0.89	(2.70)	3.82	(0.39)

Distributions(c)
From net investment income	(0.19)	(0.24)	(0.18)	(0.01)
From net realized gain	—	(0.07)	—	—

Total distributions	(0.19)	(0.31)	(0.18)	(0.01)

Net asset value, end of period	$10.93	$10.23	$13.24	$9.60

Total Return(d)
Based on net asset value	8.68%	(20.75)%	40.02%	(3.86	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.15%	1.30%	1.41%	2.23	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.31%	0.30%	0.30%	0.30	%(g)

Net investment income	1.58%	2.05%	1.42%	0.81	%(g)

Supplemental Data
Net assets, end of period (000)	$859	$222	$351	$96

Portfolio turnover rate	14%	20%	9%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2060 Fund (continued)

	Class K
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$10.24	$13.25	$9.61	$10.00

Net investment income(b)	0.22	0.27	0.21	0.02
Net realized and unrealized gain (loss)	0.71	(2.94)	3.64	(0.39)

Net increase (decrease) from investment operations	0.93	(2.67)	3.85	(0.37)

Distributions(c)
From net investment income	(0.22)	(0.27)	(0.21)	(0.02)
From net realized gain	—	(0.07)	—	—

Total distributions	(0.22)	(0.34)	(0.21)	(0.02)

Net asset value, end of period	$10.95	$10.24	$13.25	$9.61

Total Return(d)
Based on net asset value	9.01%	(20.48)%	40.30%	(3.72	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.85%	0.99%	1.15%	1.93	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.01%	—%	—%	—	%(g)

Net investment income	1.98%	2.37%	1.75%	1.11	%(g)

Supplemental Data
Net assets, end of period (000)	$2,761	$2,370	$2,385	$1,729

Portfolio turnover rate	14%	20%	9%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

84	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2065 Fund

	Institutional
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$10.21	$13.25	$9.61	$10.00

Net investment income(b)	0.22	0.27	0.21	0.02
Net realized and unrealized gain (loss)	0.71	(2.93)	3.64	(0.39)

Net increase (decrease) from investment operations	0.93	(2.66)	3.85	(0.37)

Distributions(c)
From net investment income	(0.22)	(0.27)	(0.21)	(0.02)
From net realized gain	(0.02)	(0.11)	—	—

Total distributions	(0.24)	(0.38)	(0.21)	(0.02)

Net asset value, end of period	$10.90	$10.21	$13.25	$9.61

Total Return(d)
Based on net asset value	9.03%	(20.46)%	40.24%	(3.73	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.17%	1.18%	1.22%	1.98	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.06%	0.05%	0.05%	0.05	%(g)

Net investment income	1.96%	2.31%	1.70%	1.04	%(g)

Supplemental Data
Net assets, end of period (000)	$114	$103	$132	$96

Portfolio turnover rate	15%	15%	10%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.66%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2065 Fund (continued)

	Investor A
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$10.21	$13.24	$9.60	$10.00

Net investment income(b)	0.18	0.24	0.17	0.02
Net realized and unrealized gain (loss)	0.71	(2.92)	3.65	(0.41)

Net increase (decrease) from investment operations	0.89	(2.68)	3.82	(0.39)

Distributions(c)
From net investment income	(0.19)	(0.24)	(0.18)	(0.01)
From net realized gain	(0.02)	(0.11)	—	—

Total distributions	(0.21)	(0.35)	(0.18)	(0.01)

Net asset value, end of period	$10.89	$10.21	$13.24	$9.60

Total Return(d)
Based on net asset value	8.71%	(20.59)%	39.95%	(3.85	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.41%	1.43%	1.47%	2.23	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.31%	0.30%	0.30%	0.30	%(g)

Net investment income	1.64%	2.05%	1.43%	0.80	%(g)

Supplemental Data
Net assets, end of period (000)	$463	$160	$155	$96

Portfolio turnover rate	15%	15%	10%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.91%.

See notes to financial statements.

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Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath® ESG Index 2065 Fund (continued)

	Class K
	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21	Period from 08/18/20 to 10/31/20	(a)

Net asset value, beginning of period	$10.21	$13.25	$9.61	$10.00

Net investment income(b)	0.23	0.27	0.21	0.02
Net realized and unrealized gain (loss)	0.70	(2.92)	3.64	(0.39)

Net increase (decrease) from investment operations	0.93	(2.65)	3.85	(0.37)

Distributions(c)
From net investment income	(0.22)	(0.28)	(0.21)	(0.02)
From net realized gain	(0.02)	(0.11)	—	—

Total distributions	(0.24)	(0.39)	(0.21)	(0.02)

Net asset value, end of period	$10.90	$10.21	$13.25	$9.61

Total Return(d)
Based on net asset value	9.08%	(20.42)%	40.31%	(3.72	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.12%	1.13%	1.17%	1.93	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.01%	—%	—%	—	%(g)

Net investment income	2.01%	2.36%	1.75%	1.10	%(g)

Supplemental Data
Net assets, end of period (000)	$2,101	$1,881	$2,385	$1,729

Portfolio turnover rate	15%	15%	10%	3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.61%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	87

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock LifePath® ESG Index Retirement Fund	LifePath ESG Index Retirement Fund	Diversified
BlackRock LifePath® ESG Index 2025 Fund	LifePath ESG Index 2025 Fund	Diversified
BlackRock LifePath® ESG Index 2030 Fund	LifePath ESG Index 2030 Fund	Diversified
BlackRock LifePath® ESG Index 2035 Fund	LifePath ESG Index 2035 Fund	Diversified
BlackRock LifePath® ESG Index 2040 Fund	LifePath ESG Index 2040 Fund	Diversified
BlackRock LifePath® ESG Index 2045 Fund	LifePath ESG Index 2045 Fund	Diversified
BlackRock LifePath® ESG Index 2050 Fund	LifePath ESG Index 2050 Fund	Diversified
BlackRock LifePath® ESG Index 2055 Fund	LifePath ESG Index 2055 Fund	Diversified
BlackRock LifePath® ESG Index 2060 Fund	LifePath ESG Index 2060 Fund	Diversified
BlackRock LifePath® ESG Index 2065 Fund	LifePath ESG Index 2065 Fund	Diversified

The Funds will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates, which are affiliates of the Funds.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional, Investor A and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared quarterly and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of each Fund (the “Board”) has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – affiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral		Net
Fund Name/Counterparty	Loaned at Value	Received (a)	Received, at Fair Value	(a)	Amount

LifePath ESG Index Retirement Fund
Barclays Bank PLC	$236,337	$(236,337)	$—		$—
BofA Securities, Inc.	32,447	(32,447)	—		—

	$268,784	$(268,784)	$—		$—

LifePath ESG Index 2030 Fund
Barclays Bank PLC	$6,476	$(6,476)	$—		$—
J.P. Morgan Securities LLC	36,664	(36,664)	—		—

	$43,140	$(43,140)	$—		$—

LifePath ESG Index 2035 Fund
Barclays Bank PLC	$8,018	$(8,018)	$—		$—
BofA Securities, Inc.	178,867	(178,867)	—		—
J.P. Morgan Securities LLC	137,490	(137,490)	—		—
Wells Fargo Bank N.A.	485,798	(485,798)	—		—

	$810,173	$(810,173)	$—		$—

LifePath ESG Index 2040 Fund
Barclays Bank PLC	$6,271	$(6,271)	$—		$—
BofA Securities, Inc.	141,211	(141,211)	—		—

	$147,482	$(147,482)	$—		$—

LifePath ESG Index 2045 Fund
BofA Securities, Inc.	$50,850	$(50,850)	$—		$—
RBC Capital Markets LLC	15,606	(15,606)	—		—

	$66,456	$(66,456)	$—		$—

LifePath ESG Index 2050 Fund
Barclays Bank PLC	$41,120	$(41,120)	$—		$—
Barclays Capital, Inc.	47,175	(47,175)	—		—

	$88,295	$(88,295)	$—		$—

LifePath ESG Index 2055 Fund
Barclays Bank PLC	$8,841	$(8,841)	$—		$—
BofA Securities, Inc.	249,687	(249,687)	—		—
J.P. Morgan Securities LLC	20,559	(20,559)	—		—
RBC Capital Markets LLC	22,235	(22,235)	—		—

	$301,322	$(301,322)	$—		$—

LifePath ESG Index 2065 Fund
Barclays Bank PLC	$1,439	$(1,439)	$—		$—
BofA Securities, Inc.	233,127	(233,127)	—		—

	$234,566	$(234,566)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.05% of the average daily value of each Fund’s net assets.

90	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Service Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”),an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of each Fund’s Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Funds. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended October 31, 2023, the following table shows the class specific service fees borne directly by each share class of each Fund:

Fund Name	Investor A

LifePath ESG Index Retirement Fund	$ 391
LifePath ESG Index 2025 Fund	1,306
LifePath ESG Index 2030 Fund	1,949
LifePath ESG Index 2035 Fund	474
LifePath ESG Index 2040 Fund	632
LifePath ESG Index 2045 Fund	1,907
LifePath ESG Index 2050 Fund	1,078
LifePath ESG Index 2055 Fund	431
LifePath ESG Index 2060 Fund	1,230
LifePath ESG Index 2065 Fund	551

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. BAL is entitled to receive for these administrative services an annual fee of 0.20% based on the average daily net assets of each Fund’s Institutional and Investor A Shares and 0.15% of the average daily net assets of each Fund’s Class K Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

For the year ended October 31, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Class K	Total

LifePath ESG Index Retirement Fund	$188	$313	$3,316	$3,817
LifePath ESG Index 2025 Fund	195	1,045	3,079	4,319
LifePath ESG Index 2030 Fund	220	1,559	3,730	5,509
LifePath ESG Index 2035 Fund	296	379	3,840	4,515
LifePath ESG Index 2040 Fund	593	506	4,988	6,087
LifePath ESG Index 2045 Fund	247	1,526	4,600	6,373
LifePath ESG Index 2050 Fund	254	862	5,573	6,689
LifePath ESG Index 2055 Fund	264	345	4,018	4,627
LifePath ESG Index 2060 Fund	407	984	4,088	5,479
LifePath ESG Index 2065 Fund	230	441	3,145	3,816

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended October 31, 2023, the Funds did not pay any amounts to affiliates in return for these services.

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended October 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath ESG Index Retirement Fund	$9
LifePath ESG Index 2025 Fund	10
LifePath ESG Index 2030 Fund	32
LifePath ESG Index 2035 Fund	10
LifePath ESG Index 2040 Fund	45
LifePath ESG Index 2045 Fund	10
LifePath ESG Index 2050 Fund	15
LifePath ESG Index 2055 Fund	8

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath ESG Index 2060 Fund	$11
LifePath ESG Index 2065 Fund	7

The Manager and the Administrator have contractually agreed to reimburse each Fund for acquired fund fees and expenses up to a maximum amount equal to the combined investment advisory fee and administration fee of each share class through June 30, 2024. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended October 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath ESG Index Retirement Fund	$3,427
LifePath ESG Index 2025 Fund	3,882
LifePath ESG Index 2030 Fund	5,285
LifePath ESG Index 2035 Fund	4,872
LifePath ESG Index 2040 Fund	6,869
LifePath ESG Index 2045 Fund	7,363
LifePath ESG Index 2050 Fund	8,167
LifePath ESG Index 2055 Fund	5,757
LifePath ESG Index 2060 Fund	6,610
LifePath ESG Index 2065 Fund	4,693

The fees and expenses of the Funds’ Independent Trustees, counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. Each of BAL and BFA have contractually agreed to reimburse the Funds or provide an offsetting credit for such Independent Expenses through June 30, 2033. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the year ended October 31, 2023, the Funds waived the following amounts:

Fund Name	Fees Waived and/or Reimbursed by the Administrator/Manager

LifePath ESG Index Retirement Fund	$22,218
LifePath ESG Index 2025 Fund	22,220
LifePath ESG Index 2030 Fund	22,222
LifePath ESG Index 2035 Fund	22,221
LifePath ESG Index 2040 Fund	22,222
LifePath ESG Index 2045 Fund	22,224
LifePath ESG Index 2050 Fund	22,224
LifePath ESG Index 2055 Fund	22,220
LifePath ESG Index 2060 Fund	22,222
LifePath ESG Index 2065 Fund	22,218

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended October 31, 2023, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts

LifePath ESG Index Retirement Fund	$1,243

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Fund Name	Amounts

LifePath ESG Index 2025 Fund	$860
LifePath ESG Index 2030 Fund	1,146
LifePath ESG Index 2035 Fund	1,444
LifePath ESG Index 2040 Fund	1,672
LifePath ESG Index 2045 Fund	1,408
LifePath ESG Index 2050 Fund	1,284
LifePath ESG Index 2055 Fund	789
LifePath ESG Index 2060 Fund	872
LifePath ESG Index 2065 Fund	808

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended October 31, 2023, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Each Fund may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

6. PURCHASES AND SALES

For the year ended October 31, 2023, purchases and sales of investments in the Underlying Funds, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

LifePath ESG Index Retirement Fund	$1,395,355	$307,850
LifePath ESG Index 2025 Fund	985,558	605,455
LifePath ESG Index 2030 Fund	3,449,140	1,073,073
LifePath ESG Index 2035 Fund	1,135,968	391,541
LifePath ESG Index 2040 Fund	4,896,586	878,595
LifePath ESG Index 2045 Fund	1,182,767	605,505
LifePath ESG Index 2050 Fund	1,697,000	624,269
LifePath ESG Index 2055 Fund	806,731	430,594
LifePath ESG Index 2060 Fund	1,369,916	469,217
LifePath ESG Index 2065 Fund	755,352	355,670

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 10/31/23	Year Ended 10/31/22

LifePath ESG Index Retirement Fund
Ordinary income	$64,254	$66,437
Long-term capital gains	—	7,364

	$64,254	$73,801

LifePath ESG Index 2025 Fund
Ordinary income	$64,179	$71,904
Long-term capital gains	2,155	1,407

	$66,334	$73,311

LifePath ESG Index 2030 Fund
Ordinary income	$75,575	$87,405
Long-term capital gains	—	1,117

	$75,575	$88,522

LifePath ESG Index 2035 Fund
Ordinary income	$66,142	$80,446
Long-term capital gains	8,322	7,691

	$74,464	$88,137

LifePath ESG Index 2040 Fund
Ordinary income	$84,419	$90,053
Long-term capital gains	—	579

	$84,419	$90,632

LifePath ESG Index 2045 Fund
Ordinary income	$79,932	$91,936
Long-term capital gains	—	485

	$79,932	$92,421

LifePath ESG Index 2050 Fund
Ordinary income	$84,415	$88,339
Long-term capital gains	—	1,176

	$84,415	$89,515

LifePath ESG Index 2055 Fund
Ordinary income	$58,013	$81,286
Long-term capital gains	2,266	2,487

	$60,279	$83,773

LifePath ESG Index 2060 Fund
Ordinary income	$64,965	$80,253
Long-term capital gains	—	327

	$64,965	$80,580

LifePath ESG Index 2065 Fund
Ordinary income	$47,574	$75,504
Long-term capital gains	3,838	3,114

	$51,412	$78,618

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of October 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

LifePath ESG Index Retirement Fund	$5,204	$—	$(762)	$(268,324)	$(263,882)
LifePath ESG Index 2025 Fund	5,120	—	(10,587)	(231,774)	(237,241)
LifePath ESG Index 2030 Fund	7,664	—	(51,029)	(196,669)	(240,034)
LifePath ESG Index 2035 Fund	5,674	9,970	—	(69,665)	(54,021)
LifePath ESG Index 2040 Fund	7,612	—	(1,024)	(131,806)	(125,218)
LifePath ESG Index 2045 Fund	2,557	—	(24,215)	52,729	31,071
LifePath ESG Index 2050 Fund	2,216	—	(14,026)	91,631	79,821
LifePath ESG Index 2055 Fund	1,183	1,337	—	139,894	142,414
LifePath ESG Index 2060 Fund	1,517	—	(13,091)	140,772	129,198
LifePath ESG Index 2065 Fund	2,224	13,607	—	144,344	160,175

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

During the year ended October 31, 2023, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Fund Name	Amounts

LifePath ESG Index Retirement Fund	$4,499
LifePath ESG Index 2040 Fund	1,260

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

LifePath ESG Index Retirement Fund	$3,468,299	$71,986	$(340,310)	$(268,324)
LifePath ESG Index 2025 Fund	3,199,885	101,183	(332,957)	(231,774)
LifePath ESG Index 2030 Fund	5,524,312	118,062	(314,731)	(196,669)
LifePath ESG Index 2035 Fund	4,059,500	149,523	(219,188)	(69,665)
LifePath ESG Index 2040 Fund	7,058,946	95,033	(226,839)	(131,806)
LifePath ESG Index 2045 Fund	4,166,891	197,408	(144,679)	52,729
LifePath ESG Index 2050 Fund	4,695,141	199,654	(108,023)	91,631
LifePath ESG Index 2055 Fund	3,277,808	203,648	(63,754)	139,894
LifePath ESG Index 2060 Fund	3,743,470	215,674	(74,902)	140,772
LifePath ESG Index 2065 Fund	2,801,099	194,586	(50,242)	144,344

8.	BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended October 31, 2023, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements  (continued)

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 10/31/23		Year Ended 10/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath ESG Index Retirement Fund
Investor A
Shares sold	1,234	$11,810	5,011	$49,300
Shares issued in reinvestment of distributions	141	1,314	97	933
Shares redeemed	(3,189)	(30,136)	—	—

	(1,814)	$(17,012)	5,108	$50,233

Class K
Shares sold	116,332	$1,098,629	11,498	$117,429
Shares issued in reinvestment of distributions	1,690	15,882	98	912
Shares redeemed	(1,244)	(11,847)	(9,946)	(97,418)

	116,778	$1,102,664	1,650	$20,923

	114,964	$1,085,652	6,758	$71,156

	Year Ended 10/31/23		Year Ended 10/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath ESG Index 2025 Fund
Institutional
Shares sold	—	$—	6,041	$62,400
Shares redeemed	—	—	(6,041)	(60,407)

	—	$—	—	$1,993

Investor A
Shares sold	505	$4,922	5,557	$59,708
Shares issued in reinvestment of distributions	914	8,823	1,375	14,128
Shares redeemed	(30,909)	(304,554)	(510)	(5,163)

	(29,490)	$(290,809)	6,422	$68,673

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 10/31/23		Year Ended 10/31/22

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath ESG Index 2025 Fund (continued)
Class K
Shares sold	68,791	$673,660	20,891	$209,900
Shares issued in reinvestment of distributions	912	8,819	246	2,298
Shares redeemed	(1,271)	(12,529)	(3,275)	(33,306)

	68,432	$669,950	17,862	$178,892

	38,942	$379,141	24,284	$249,558

	Year Ended 10/31/23		Year Ended 10/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath ESG Index 2030 Fund
Institutional
Shares sold	1,316	$13,763	608	$6,421
Shares issued in reinvestment of distributions	14	139	150	1,755
Shares redeemed	(1,318)	(13,205)	(11,356)	(127,486)

	12	$697	(10,598)	$(119,310)

Investor A
Shares sold	67,002	$651,499	1,964	$21,280
Shares issued in reinvestment of distributions	1,199	11,952	2,416	25,745
Shares redeemed	(62,342)	(637,627)	(1,427)	(17,108)

	5,859	$25,824	2,953	$29,917

Class K
Shares sold	231,352	$2,365,260	5,278	$54,312
Shares issued in reinvestment of distributions	1,721	17,469	57	536
Shares redeemed	(3,474)	(34,663)	(25)	(253)

	229,599	$2,348,066	5,310	$54,595

	235,470	$2,374,587	(2,335)	$(34,798)

	Year Ended 10/31/23		Year Ended 10/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath ESG Index 2035 Fund
Institutional
Shares sold	10,951	$115,200	—	$—
Shares issued in reinvestment of distributions	109	1,124	74	824

	11,060	$116,324	74	$824

Investor A
Shares sold	3,862	$40,903	4,052	$48,491
Shares issued in reinvestment of distributions	189	1,954	207	2,318
Shares redeemed	(432)	(4,416)	(2)	(30)

	3,619	$38,441	4,257	$50,779

Class K
Shares sold	60,750	$626,790	31,699	$337,886
Shares issued in reinvestment of distributions	1,709	17,688	363	3,497
Shares redeemed	(4,417)	(47,392)	(135)	(1,338)

	58,042	$597,086	31,927	$340,045

	72,721	$751,851	36,258	$391,648

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements  (continued)

	Year Ended 10/31/23		Year Ended 10/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath ESG Index 2040 Fund
Institutional
Shares sold	1,177	$12,703	2,852	$32,092
Shares issued in reinvestment of distributions	359	3,863	499	5,691
Shares redeemed	(71)	(769)	(590)	(6,508)

	1,465	$15,797	2,761	$31,275

Investor A
Shares sold	797	$8,617	9,730	$96,970
Shares issued in reinvestment of distributions	243	2,622	161	1,812
Shares redeemed	(830)	(8,960)	(527)	(5,550)

	210	$2,279	9,364	$93,232

Class K
Shares sold	403,879	$4,430,624	51,414	$564,077
Shares issued in reinvestment of distributions	3,010	32,584	581	5,742
Shares redeemed	(42,333)	(464,185)	(4,606)	(48,454)

	364,556	$3,999,023	47,389	$521,365

	366,231	$4,017,099	59,514	$645,872

	Year Ended 10/31/23		Year Ended 10/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath ESG Index 2045 Fund
Institutional
Shares sold	1,416	$15,649	404	$4,219
Shares issued in reinvestment of distributions	23	262	2	16
Shares redeemed	(5)	(54)	—	(3)

	1,434	$15,857	406	$4,232

Investor A
Shares sold	7,623	$87,246	42,079	$490,863
Shares issued in reinvestment of distributions	1,056	11,676	1,020	11,660
Shares redeemed	(2,387)	(26,531)	(2,523)	(28,380)

	6,292	$72,391	40,576	$474,143

Class K
Shares sold	53,834	$599,269	76,180	$854,608
Shares issued in reinvestment of distributions	2,015	22,413	931	9,383
Shares redeemed	(11,805)	(133,710)	(3,133)	(34,627)

	44,044	$487,972	73,978	$829,364

	51,770	$576,220	114,960	$1,307,739

	Year Ended 10/31/23		Year Ended 10/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath ESG Index 2050 Fund
Institutional
Shares sold	1,417	$15,846	551	$5,794
Shares issued in reinvestment of distributions	26	288	2	19
Shares redeemed	(5)	(63)	—	(4)

	1,438	$16,071	553	$5,809

Investor A
Shares sold	44,137	$494,067	7,031	$86,714
Shares issued in reinvestment of distributions	524	5,953	340	3,980
Shares redeemed	(7,976)	(91,430)	(26)	(306)

	36,685	$408,590	7,345	$90,388

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 10/31/23		Year Ended 10/31/22

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

LifePath ESG Index 2050 Fund (continued)
Class K
Shares sold	63,723	$709,705	116,692	$1,331,335
Shares issued in reinvestment of distributions	3,015	34,001	1,406	14,282
Shares redeemed	(8,272)	(96,363)	(1,681)	(20,667)

	58,466	$647,343	116,417	$1,324,950

	96,589	$1,072,004	124,315	$1,421,147

	Year Ended 10/31/23		Year Ended 10/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath ESG Index 2055 Fund
Institutional
Shares sold	4,131	$47,376	360	$3,776
Shares issued in reinvestment of distributions	25	283	1	14
Shares redeemed	(7)	(84)	—	(3)

	4,149	$47,575	361	$3,787

Investor A
Shares sold	2,925	$33,367	1,168	$10,750
Shares issued in reinvestment of distributions	92	1,024	70	788
Shares redeemed	(541)	(6,111)	(13)	(162)

	2,476	$28,280	1,225	$11,376

Class K
Shares sold	31,914	$357,924	45,665	$521,130
Shares issued in reinvestment of distributions	1,193	13,416	600	6,297
Shares redeemed	(5,946)	(69,249)	(1,363)	(14,374)

	27,161	$302,091	44,902	$513,053

	33,786	$377,946	46,488	$528,216

	Year Ended 10/31/23		Year Ended 10/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath ESG Index 2060 Fund
Institutional
Shares sold	4,082	$46,180	2,078	$24,794
Shares issued in reinvestment of distributions	152	1,722	143	1,684
Shares redeemed	(31)	(347)	(1,537)	(19,315)

	4,203	$47,555	684	$7,163

Investor A
Shares sold	56,988	$631,590	7,991	$94,355
Shares issued in reinvestment of distributions	605	6,830	373	4,606
Shares redeemed	(743)	(8,357)	(13,186)	(163,360)

	56,850	$630,063	(4,822)	$(64,399)

Class K
Shares sold	27,246	$308,077	55,896	$634,461
Shares issued in reinvestment of distributions	1,170	13,222	653	6,779
Shares redeemed	(7,788)	(89,254)	(5,103)	(54,620)

	20,628	$232,045	51,446	$586,620

	81,681	$909,663	47,308	$529,384

N O T E S T O F I N A N C I A L S T A T E M E N T S	99

Notes to Financial Statements  (continued)

	Year Ended 10/31/23		Year Ended 10/31/22

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

LifePath ESG Index 2065 Fund
Institutional
Shares sold	373	$4,237	77	$816
Shares issued in reinvestment of distributions	5	54	1	7
Shares redeemed	(3)	(28)	—	—

	375	$4,263	78	$823

Investor A
Shares sold	29,717	$335,370	4,344	$50,732
Shares issued in reinvestment of distributions	175	1,972	90	1,035
Shares redeemed	(3,053)	(33,938)	(474)	(5,856)

	26,839	$303,404	3,960	$45,911

Class K
Shares sold	9,504	$107,315	4,127	$46,496
Shares issued in reinvestment of distributions	144	1,615	38	383
Shares redeemed	(1,123)	(13,049)	(8)	(85)

	8,525	$95,881	4,157	$46,794

	35,739	$403,548	8,195	$93,528

As of October 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Class K

LifePath ESG Index Retirement Fund	10,000	10,000	180,000
LifePath ESG Index 2025 Fund	10,000	10,000	180,000
LifePath ESG Index 2030 Fund	10,000	10,000	180,000
LifePath ESG Index 2035 Fund	10,000	10,000	180,000
LifePath ESG Index 2040 Fund	10,000	10,000	180,000
LifePath ESG Index 2045 Fund	10,000	10,000	180,000
LifePath ESG Index 2050 Fund	10,000	10,000	180,000
LifePath ESG Index 2055 Fund	10,000	10,000	180,000
LifePath ESG Index 2060 Fund	10,000	10,000	180,000
LifePath ESG Index 2065 Fund	10,000	10,000	180,000

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of each of the ten funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (ten of the funds constituting BlackRock Funds III, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2023 and for the period August 18, 2020 (commencement of operations) to October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the three years in the period ended October 31, 2023 and for the period August 18, 2020 (commencement of operations) to October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

BlackRock LifePath® ESG Index Retirement Fund
BlackRock LifePath® ESG Index 2025 Fund
BlackRock LifePath® ESG Index 2030 Fund
BlackRock LifePath® ESG Index 2035 Fund
BlackRock LifePath® ESG Index 2040 Fund
BlackRock LifePath® ESG Index 2045 Fund
BlackRock LifePath® ESG Index 2050 Fund
BlackRock LifePath® ESG Index 2055 Fund
BlackRock LifePath® ESG Index 2060 Fund
BlackRock LifePath® ESG Index 2065 Fund

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	101

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended October 31, 2023:

Fund Name	Qualified Dividend Income

LifePath ESG Index Retirement Fund	$17,225
LifePath ESG Index 2025 Fund	19,712
LifePath ESG Index 2030 Fund	25,826
LifePath ESG Index 2035 Fund	27,769
LifePath ESG Index 2040 Fund	43,514
LifePath ESG Index 2045 Fund	42,225
LifePath ESG Index 2050 Fund	51,376
LifePath ESG Index 2055 Fund	34,366
LifePath ESG Index 2060 Fund	38,527
LifePath ESG Index 2065 Fund	30,401

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended October 31, 2023:

Fund Name	Qualified Business Income

LifePath ESG Index Retirement Fund	$412
LifePath ESG Index 2025 Fund	419
LifePath ESG Index 2030 Fund	694
LifePath ESG Index 2035 Fund	671
LifePath ESG Index 2040 Fund	1,227
LifePath ESG Index 2045 Fund	1,153
LifePath ESG Index 2050 Fund	1,360
LifePath ESG Index 2055 Fund	926
LifePath ESG Index 2060 Fund	1,073
LifePath ESG Index 2065 Fund	762

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended October 31, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends

LifePath ESG Index 2025 Fund	$2,155
LifePath ESG Index 2035 Fund	8,322
LifePath ESG Index 2055 Fund	2,266
LifePath ESG Index 2065 Fund	3,838

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended October 31, 2023:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

LifePath ESG Index Retirement Fund	$8,352	$1,112
LifePath ESG Index 2025 Fund	8,348	1,038
LifePath ESG Index 2030 Fund	7,318	1,074
LifePath ESG Index 2035 Fund	10,027	1,326
LifePath ESG Index 2040 Fund	11,296	1,838
LifePath ESG Index 2045 Fund	10,670	1,688
LifePath ESG Index 2050 Fund	15,028	2,595
LifePath ESG Index 2055 Fund	6,841	986
LifePath ESG Index 2060 Fund	8,524	1,400
LifePath ESG Index 2065 Fund	8,902	1,518

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

Fund Name	Federal Obligation Interest

LifePath ESG Index Retirement Fund	$14,432
LifePath ESG Index 2025 Fund	16,090
LifePath ESG Index 2030 Fund	16,179
LifePath ESG Index 2035 Fund	8,376
LifePath ESG Index 2040 Fund	7,256
LifePath ESG Index 2045 Fund	3,891

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Important Tax Information  (unaudited)  (continued)

Fund Name	Federal Obligation Interest

LifePath ESG Index 2050 Fund	$1,524
LifePath ESG Index 2055 Fund	351
LifePath ESG Index 2060 Fund	326
LifePath ESG Index 2065 Fund	141

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended October 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

LifePath ESG Index Retirement Fund	13.74%
LifePath ESG Index 2025 Fund	17.72
LifePath ESG Index 2030 Fund	24.35
LifePath ESG Index 2035 Fund	26.14
LifePath ESG Index 2040 Fund	37.64
LifePath ESG Index 2045 Fund	38.49
LifePath ESG Index 2050 Fund	42.64
LifePath ESG Index 2055 Fund	45.59
LifePath ESG Index 2060 Fund	44.94
LifePath ESG Index 2065 Fund	45.05

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

Fund Name	Interest Dividends

LifePath ESG Index Retirement Fund	$44,307
LifePath ESG Index 2025 Fund	43,252
LifePath ESG Index 2030 Fund	41,658
LifePath ESG Index 2035 Fund	25,977
LifePath ESG Index 2040 Fund	21,719
LifePath ESG Index 2045 Fund	10,938
LifePath ESG Index 2050 Fund	3,965
LifePath ESG Index 2055 Fund	897
LifePath ESG Index 2060 Fund	1,026
LifePath ESG Index 2065 Fund	725

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

Fund Name	Interest- Related Dividends

LifePath ESG Index Retirement Fund	$40,121
LifePath ESG Index 2025 Fund	39,167
LifePath ESG Index 2030 Fund	37,807
LifePath ESG Index 2035 Fund	23,636
LifePath ESG Index 2040 Fund	19,816
LifePath ESG Index 2045 Fund	10,025
LifePath ESG Index 2050 Fund	3,644
LifePath ESG Index 2055 Fund	823
LifePath ESG Index 2060 Fund	931
LifePath ESG Index 2065 Fund	648

I M P O R T A N T T A X I N F O R M A T I O N	103

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds III (the “Trust”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock LifePath ESG Index Retirement Fund (“LifePath ESG Index Retirement Fund”), BlackRock LifePath ESG Index 2025 Fund (“LifePath ESG Index 2025 Fund”), BlackRock LifePath ESG Index 2030 Fund (“LifePath ESG Index 2030 Fund”), BlackRock LifePath ESG Index 2035 Fund (“LifePath ESG Index 2035 Fund”), BlackRock LifePath ESG Index 2040 Fund (“LifePath ESG Index 2040 Fund”), BlackRock LifePath ESG Index 2045 Fund (“LifePath ESG Index 2045 Fund”), BlackRock LifePath ESG Index 2050 Fund (“LifePath ESG Index 2050 Fund”), BlackRock LifePath ESG Index 2055 Fund (“LifePath ESG Index 2055 Fund”), BlackRock LifePath ESG Index 2060 Fund (“LifePath ESG Index 2060 Fund”) and BlackRock LifePath ESG Index 2065 Fund (“LifePath ESG Index 2065 Fund”) (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year and since-inception periods reported, LifePath ESG Index 2065 Fund ranked in the second and first quartiles, respectively, against its Morningstar Category.

The Board noted that for each of the one-year and since-inception periods reported, each of LifePath ESG Index 2035 Fund and LifePath ESG Index 2040 Fund ranked in the second quartile against its Morningstar Category.

The Board noted that for the one-year and since-inception periods reported, LifePath ESG Index 2030 Fund ranked in the second and third quartiles, respectively, against its Morningstar Category. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

The Board noted that for the one-year and since-inception periods reported, each of LifePath ESG Index 2045 Fund, LifePath ESG Index 2050 Fund, LifePath ESG Index 2055 Fund and LifePath ESG Index 2060 Fund ranked in the third and first quartiles, respectively, against its Morningstar Category. The Board and BlackRock reviewed each Fund’s underperformance relative to its Morningstar Category during the applicable period.

The Board noted that for the one-year and since-inception periods reported, LifePath ESG Index 2025 Fund ranked in the third and fourth quartiles, respectively, against its Morningstar Category. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

The Board noted that for the one-year and since-inception periods reported, LifePath ESG Index Retirement Fund ranked in the fourth and second quartiles, respectively, against its Morningstar Category. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	105

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for each Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the varying fee structures for fund of funds can limit the value of management fee comparisons.

The Board also noted that each of LifePath ESG Index 2040 Fund’s, LifePath ESG Index 2045 Fund’s, LifePath ESG Index 2050 Fund’s, LifePath ESG Index 2055 Fund’s, LifePath ESG Index 2060 Fund’s and LifePath ESG Index 2065 Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the pertinent Fund’s Expense Peers.

The Board also noted that each of LifePath ESG Index Retirement Fund’s, LifePath ESG Index 2025 Fund’s, LifePath ESG Index 2030 Fund’s and LifePath ESG Index 2035 Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the pertinent Fund’s Expense Peers.

Additionally, the Board noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Fund for certain other fees and expenses.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	107

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 169 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 169 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 169 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 169 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 169 Portfolios	None

108	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 169 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 169 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 169 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 169 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	109

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2016)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 169 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 273 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 275 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	111

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

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Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Fund Advisors	BlackRock Investments, LLC
San Francisco, CA 94105	New York, NY 10001

Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	PricewaterhouseCoopers LLP
Wilmington, DE 19809	Philadelphia, PA 19103

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Funds
BNY Mellon Investment Servicing (US) Inc.	400 Howard Street
Wilmington, DE 19809	San Francisco, CA 94105

A D D I T I O N A L I N F O R M A T I O N	113

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPESG-10/23-AR

OCTOBER 31, 2023

2023 Annual Report

BlackRock Funds III

• BlackRock Diversified Fixed Income Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2023	BlackRock Diversified Fixed Income Fund

Investment Objective

BlackRock Diversified Fixed Income Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

On the close of business on September 18, 2023, all of the Fund’s issued and outstanding shares were redesignated as Class K Shares. Additionally, effective September 19, 2023, the Fund launched Institutional Shares. Institutional Shares are available only to certain eligible investors.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated period beginning January 18, 2023 and ended October 31, 2023, all of the Fund’s share classes performed in line with its benchmark, the Bloomberg U.S. Aggregate Index.

What factors influenced performance?

The Fund’s active performance is driven by a combination of asset allocation and security selection within fixed income. Asset allocation decisions were positive over the period, as were security selection decisions in aggregate within fixed income. Positive excess returns from asset allocation were driven by an underweight to duration at various points of the U.S. Treasury curve..

Derivatives including financial futures, swaps, and foreign currency transactions are used by the Fund as a means to hedge and/or take outright views on equities, interest rates, credit risk and/or currencies. During the period, the use of derivatives as opposed to physical securities marginally detracted from performance.

The Fund’s cash position was 11% at period end and averaged 20.9% for the period. The cash position did not have a material impact on performance.

Describe recent portfolio activity.

Early in the period, bond market returns were supported by pessimism around the economic outlook and anticipation that inflation would soon return to central bank targets. However, bond prices declined as a stream of strong economic data raised fears of persistent elevated inflation and further Fed rate hikes. The Fund took advantage of the rise in Treasury yields to eliminate its underweight to 10-year Treasuries. The Fund restored this underweight in March 2023 on the back of a reversal in market expectations for future rate hikes.

Describe portfolio positioning at period end.

At period end, the Fund had a below-benchmark stance with respect to U.S. duration and corresponding interest rate sensitivity, as reflected in underweight allocations to various segments of the U.S. Treasury yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on January 18, 2023.

(a)	Assuming transaction costs and other operating expenses, if any.
(b)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

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Fund Summary as of October 31, 2023 (continued)	BlackRock Diversified Fixed Income Fund

Performance

Total Returns (a)
Since Inception (b)

Institutional	(6.17)%
Class K	(6.21)

Bloomberg U.S. Aggregate Bond Index	(6.16)

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on January 18, 2023.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual					Hypothetical 5% Return

	Beginning Account Value		Ending Account Value	Expenses Paid During		Beginning Account Value		Ending Account Value	Expenses Paid During		Annualized Expense
	(05/01/23)	(a)	(10/31/23)	the Period	(b)	(05/01/23)	(a)	(10/31/23)	the Period	(b)	Ratio

Institutional	$1,000.00		$970.40	$0.27		$1,000.00		$1,024.02	$1.20		0.24%
Class K	1,000.00		936.30	0.67		1,000.00		1,024.51	0.70		0.14

(a)	Institutional Shares commenced operations on September 19, 2023.
(b)

For each class of the Fund, except for Institutional Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). For Institutional Shares of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 43/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type(a)	Percent of Total Investments

U.S. Government Sponsored Agency Securities	34.3%
U.S. Treasury Obligations	33.0
Corporate Bonds	23.8
Asset-Backed Securities	4.6
Non-Agency Mortgage-Backed Securities	3.5
Other*	0.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments

AAA/Aaa(c)	70.5%
AA/Aa	2.4
A	11.2
BBB/Baa	12.1
BB/Ba	1.3
B	0.6
CCC/Caa	0.2
CC	0.1
C	0.1
N/R	1.5

(a)	Excludes short-term securities and options purchased.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock Diversified Fixed Income Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. On the close of business on September 18, 2023, all of the issued and outstanding shares of the Fund were redesignated as Class K Shares. Institutional Shares performance shown prior to the Institutional Shares inception date of September 19, 2023 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Institutional Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (the “Manager”), the Fund’s investment adviser, and BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, have contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s) the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager and the Administrator are under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager and the Administrator are under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, administration fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
Affirm Asset Securitization Trust(a)
Series 2022-A, Class 1A, 4.30%, 05/17/27	USD	250	$244,195
Series 2022-Z1, Class A, 4.55%, 06/15/27		1,011	995,515
Series 2023-A, Class 1A, 6.61%, 01/18/28		937	931,701
Series 2023-B, Class A, 6.82%, 09/15/28		250	250,092
Series 2023-B, Class B, 7.44%, 09/15/28		230	229,568
AMSR Trust, Series 2020-SFR4, Class G2, 4.87%, 11/17/37(a)		150	137,889
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL1, Class A, (1-mo. Term SOFR + 1.08%), 6.42%, 12/15/35(a)(b)		190	186,283
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1, (1-mo. Term SOFR + 1.09%), 6.41%, 12/25/34(b)		180	156,188
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE7, Class 1A2, (1-mo. Term SOFR + 0.45%), 5.78%, 09/25/36(b)		92	90,100
Betony CLO 2 Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.34%), 6.73%, 04/30/31(a)(b)		235	233,578
BlueMountain Fuji U.S. CLO II Ltd., Series 2017-2A, Class A1AR, (3-mo. CME Term SOFR + 1.26%), 6.68%, 10/20/30(a)(b)		221	220,454
Carlyle Global Market Strategies CLO Ltd., Series 2012-3RR, Class A1A2, (3-mo. CME Term SOFR + 1.44%), 6.84%, 01/14/32(a)(b)		249	247,688
CFMT, Series 2023-HB11, Class M2, 4.00%, 02/25/37(a)(b)		100	84,863
CIFC Funding Ltd.(a)(b)
Series 2014-3A, Class A1R2, (3-mo. CME Term SOFR + 1.46%), 6.87%, 10/22/31		250	249,118
Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.27%), 6.68%, 04/23/29		174	173,309
Series 2018-3A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.26%, 07/18/31		400	394,974
Series 2021-4A, Class A, (3-mo. CME Term SOFR + 1.31%), 6.71%, 07/15/33		250	248,684
CIT Mortgage Loan Trust, Series 2007-1, Class 1M2, (1-mo. Term SOFR + 1.86%), 7.19%, 10/25/37(a)(b)		150	120,749
Clover CLO LLC, Series 2020-1R, Class AR, (3-mo. CME Term SOFR + 1.42%), 6.82%, 04/15/34(a)(b)		250	248,631
College Avenue Student Loans LLC, Series 2023-B, Class A1A, 6.50%, 06/25/54(a)		100	100,508
CWABS Asset-Backed Certificates Trust(b)
Series 2006-13, Class 1AF4, 3.98%, 01/25/37		126	120,096
Series 2006-17, Class 2A2, (1-mo. Term SOFR + 0.41%), 5.74%, 03/25/47		84	80,800
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 1A, (1-mo. Term SOFR + 0.25%), 5.59%, 01/15/37(b)		1	1,107
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A, (3-mo. CME Term SOFR + 1.50%), 6.90%, 07/15/36(a)(b)		250	248,400
Drive Auto Receivables Trust, Series 2021-3, Class C, 1.47%, 01/15/27		500	485,742
Dryden 50 Senior Loan Fund, Series 2017-50A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.31%, 07/15/30(a)(b)		400	393,941
Elmwood CLO Ltd., Series 2022, Class B, (3-mo. CME Term SOFR + 2.20%), 7.60%, 04/17/36(a)(b)		250	247,375
Exeter Automobile Receivables Trust
Series 2021-2A, Class D, 1.40%, 04/15/27		500	465,098
Series 2022-2A, Class B, 3.65%, 10/15/26		500	496,252

Security		Par (000)	Value

Asset-Backed Securities (continued)
Exeter Automobile Receivables Trust (continued)
Series 2022-2A, Class C, 3.85%, 07/17/28	USD	500	$485,028
Series 2022-5A, Class D, 7.40%, 02/15/29		100	99,900
Series 2023-1A, Class D, 6.69%, 06/15/29		100	98,501
Series 2023-2A, Class D, 6.32%, 08/15/29		545	531,448
Series 2023-3, Class D, 6.68%, 04/16/29		400	390,358
Series 2023-4, Class D, 6.95%, 12/17/29		350	347,203
Galaxy XXIII CLO Ltd., Series 2017-23A, Class AR, (3-mo. CME Term SOFR + 1.13%), 6.53%, 04/24/29(a)(b)		124	123,297
Galaxy XXVI CLO Ltd., Series 2018-26A, Class A, (3-mo. CME Term SOFR + 1.46%), 6.84%, 11/22/31(a)(b)		250	249,394
Galaxy XXVIII CLO Ltd., Series 2018-28A, Class A1, (3-mo. CME Term SOFR + 1.36%), 6.76%, 07/15/31(a)(b)		243	242,570
Golub Capital Partners CLO Ltd.(a)(b)
Series 2021-55A, Class A, (3-mo. CME Term SOFR + 1.46%), 6.88%, 07/20/34		250	247,621
Series 2023-66A, Class A, (3-mo. CME Term SOFR + 1.95%), 7.33%, 04/25/36		250	250,175
Golub Capital Partners LP, Series 2020-48A, Class A1, (3-mo. CME Term SOFR + 1.57%), 6.97%, 04/17/33(a)(b)		250	248,536
Gracie Point International Funding, (3-mo. SOFR + 2.25%), 7.57%, 03/01/27(a)(b)		258	258,291
HIG RCP LLC, Series 2023-FL1, Class A, (1-mo. Term SOFR + 2.27%), 7.57%, 09/19/38(a)(b)(c)		300	298,419
Invesco CLO Ltd., Series 2021-3A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.32%, 10/22/34(a)(b)		250	244,815
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class M1, (1-mo. Term SOFR + 0.51%), 5.84%, 06/25/37(a)(b)		94	92,473
Lendmark Funding Trust, Series 2022-1A, Class A, 5.12%, 07/20/32(a)		100	97,379
Long Beach Mortgage Loan Trust, Series 2006-2, Class 1A, (1-mo. Term SOFR + 0.47%), 5.80%, 03/25/46(b)		130	101,110
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class A, (3-mo. CME Term SOFR + 1.38%), 6.78%, 07/17/34(a)(b)		250	247,790
Mariner Finance Issuance Trust, Series 2019-AA, Class B, 3.51%, 07/20/32(a)		95	94,883
MASTR Asset-Backed Securities Trust, Series 2007- NCW, Class A1, (1-mo. Term SOFR + 0.41%), 5.74%, 05/25/37(a)(b)		192	157,113
Navient Private Education Refi Loan Trust(a)
Series 2019-CA, Class A2, 3.13%, 02/15/68		30	28,551
Series 2020-CA, Class A2B, (1-mo. Term SOFR + 1.71%), 7.05%, 11/15/68(b)		373	373,488
Neuberger Berman CLO XV, Series 2013-15A, Class A1R2, (3-mo. CME Term SOFR + 1.18%), 6.58%, 10/15/29(a)(b)		474	471,737
Neuberger Berman Loan Advisers CLO Ltd.(a)(b)
Series 2018-27A, Class B, (3-mo. CME Term SOFR + 1.66%), 7.06%, 01/15/30		250	245,375
Series 2021-40A, Class A, (3-mo. CME Term SOFR + 1.32%), 6.72%, 04/16/33		250	248,574
OCP CLO Ltd., Series 2014-5A, Class A1R, (3-mo. CME Term SOFR + 1.34%), 6.72%, 04/26/31(a)(b)		243	242,164

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Octagon Investment Partners Ltd., Series 2018-1A, Class A1A, (3-mo. CME Term SOFR + 1.32%), 6.74%, 01/20/31(a)(b)	USD	235	$233,922
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A1RR, (3-mo. CME Term SOFR + 1.23%), 6.63%, 07/19/30(a)(b)		218	217,341
OHA Credit Partners XVI, Series 2021-16A, Class A, (3-mo. CME Term SOFR + 1.41%), 6.81%, 10/18/34(a)(b)		250	247,394
OnDeck Asset Securitization Trust IV LLC, Series 2023-1, Class A, 7.00%, 08/19/30(a)		160	158,162
OneMain Financial Issuance Trust(a)
Series 2020-1A, Class C, 5.81%, 05/14/32		300	297,430
Series 2020-2A, Class A, 1.75%, 09/14/35		100	89,521
Series 2020-2A, Class B, 2.21%, 09/14/35		240	204,593
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (1-mo. LIBOR US + 1.20%), 6.65%, 10/15/37(a)(b)		103	99,108
OZLM VII Ltd., Series 2014-7RA, Class A1R, (3-mo. CME Term SOFR + 1.27%), 6.67%, 07/17/29(a)(b)		80	79,618
Palmer Square Loan Funding Ltd.(a)(b)
Series 2022-1A, Class A1, (3-mo. CME Term SOFR + 1.05%), 6.44%, 04/15/30		302	299,617
Series 2023-2, Class C, (3-mo. CME Term SOFR + 4.35%), 1.00%, 01/25/32(c)		250	250,000
PFS Financing Corp., Series 2022-D, Class D, 4.90%, 08/15/27(a)		241	232,565
Pikes Peak CLO, Series 2020-6A, Class AR, (3-mo. CME Term SOFR + 1.43%), 6.81%, 05/18/34(a)(b)		250	247,406
Progress Residential Trust, Series 2023-SFR1, Class E1, 6.15%, 03/17/40(a)		150	137,734
Regional Management Issuance Trust(a)
Series 2020-1, Class A, 2.34%, 10/15/30		92	89,032
Series 2021-1, Class A, 1.68%, 03/17/31		100	94,436
Series 2022-1, Class A, 3.07%, 03/15/32		200	186,678
Santander Drive Auto Receivables Trust
Series 2022-3, Class B, 4.13%, 08/16/27		300	292,357
Series 2022-4, Class B, 4.42%, 11/15/27		300	292,014
Series 2022-5, Class B, 4.43%, 03/15/27		195	190,994
Series 2022-6, Class B, 4.72%, 06/15/27		135	132,342
Series 2022-7, Class B, 5.95%, 01/17/28		700	694,277
SMB Private Education Loan Trust(a)
Series 2016-B, Class A2A, 2.43%, 02/17/32		15	14,951
Series 2017-A, Class A2B, (1-mo. Term SOFR + 1.01%), 6.35%, 09/15/34(b)		179	178,423
Series 2018-B, Class A2B, (1-mo. Term SOFR + 0.83%), 6.17%, 01/15/37(b)		231	228,075
Sound Point CLO XV Ltd., Series 2017-1A, Class ARR, (3-mo. CME Term SOFR + 1.16%), 6.57%, 01/23/29(a)(b)		38	37,819
Sumitomo Corp., 7.02%, 07/15/34(a)(b)(c)(d)	EUR	250	231,531
Synchrony Card Funding LLC, Series 2023-A1, Class A, 5.54%, 07/15/29	USD	270	268,123
TCI-Symphony CLO Ltd., Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.19%), 6.59%, 07/15/30(a)(b)		221	219,458
TICP CLO VI Ltd., Series 2016-6A, Class AR2, (3-mo. CME Term SOFR + 1.38%), 6.78%, 01/15/34(a)(b)		250	247,421
TICP CLO X Ltd., Series 2018-10A, Class A, (3-mo. CME Term SOFR + 1.26%), 6.68%, 04/20/31(a)(b)		213	212,081

Security		Par (000)	Value

Asset-Backed Securities (continued)
TICP CLO XI Ltd., Series 2018-11A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.86%, 10/20/31(a)(b)	USD	250	$249,321
Voya CLO Ltd., Series 2018-4A, Class A1AR, (3-mo. CME Term SOFR + 1.30%), 6.70%, 01/15/32(a)(b)		250	248,823
WaMu Asset-Backed Certificates WaMu Trust(b)
Series 2007-HE1, Class 2A3, (1-mo. Term SOFR + 0.26%), 5.59%, 01/25/37		277	124,278
Series 2007-HE2, Class 2A2, (1-mo. Term SOFR + 0.30%), 5.63%, 04/25/37		405	139,929
Washington Mutual Asset-Backed Certificates WMABS Trust(b)
Series 2006-HE1, Class 2A4, (1-mo. Term SOFR + 0.67%), 6.00%, 04/25/36		56	55,939
Series 2007-HE2, Class 2A1, (1-mo. Term SOFR + 0.21%), 5.54%, 02/25/37		510	137,431
Westlake Automobile Receivables Trust(a)
Series 2021-2A, Class D, 1.23%, 12/15/26		185	173,578
Series 2022-1A, Class D, 3.49%, 03/15/27		1,000	947,947
Series 2022-2A, Class D, 5.48%, 09/15/27		1,000	975,474
Series 2022-3A, Class A3, 5.49%, 07/15/26		35	34,749
Series 2023-1A, Class C, 5.74%, 08/15/28		515	503,843
Series 2023-2A, Class B, 6.14%, 03/15/28		100	99,452
Series 2023-2A, Class C, 6.29%, 03/15/28		300	297,065
Series 2023-2A, Class D, 7.01%, 11/15/28		900	891,356
Series 2023-3, Class C, 6.02%, 09/15/28		305	299,518
Series 2023-3, Class D, 6.47%, 03/15/29		180	175,708
Whitebox CLO I Ltd., Series 2019-1A, Class ANAR, (3-mo. CME Term SOFR + 1.39%), 6.79%, 07/24/32(a)(b)		250	248,340
Whitebox CLO III Ltd., Series 2021-3A, Class C, (3-mo. CME Term SOFR + 2.46%), 7.86%, 10/15/34(a)(b)		250	245,318

Total Asset-Backed Securities — 4.3% (Cost: $26,865,848)			26,851,583

Corporate Bonds

Aerospace & Defense — 0.7%
BAE Systems PLC(a)
3.40%, 04/15/30		200	171,098
1.90%, 02/15/31		200	150,928
Boeing Co.
2.60%, 10/30/25		50	46,702
5.93%, 05/01/60		488	410,556
General Dynamics Corp., 2.25%, 06/01/31		230	181,771
Huntington Ingalls Industries, Inc.
3.48%, 12/01/27		79	71,573
2.04%, 08/16/28		179	149,057
4.20%, 05/01/30		42	37,188
L3Harris Technologies, Inc.
4.40%, 06/15/28		48	44,828
2.90%, 12/15/29		170	142,982
1.80%, 01/15/31		134	99,837
5.40%, 07/31/33		20	18,689
5.60%, 07/31/53		87	76,880
Lockheed Martin Corp.
5.10%, 11/15/27		361	356,844
1.85%, 06/15/30		43	33,794
3.90%, 06/15/32		260	227,581
5.25%, 01/15/33		76	73,227
4.75%, 02/15/34		37	34,010
5.70%, 11/15/54		70	65,552

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
Lockheed Martin Corp. (continued)
4.30%, 06/15/62	USD	450	$329,053
5.90%, 11/15/63		245	234,171
Northrop Grumman Corp.
4.70%, 03/15/33		140	127,509
4.03%, 10/15/47		99	71,962
4.95%, 03/15/53		119	98,571
RTX Corp.
4.13%, 11/16/28		252	231,405
3.75%, 11/01/46		95	62,907
2.82%, 09/01/51		182	98,121
Textron, Inc., 3.90%, 09/17/29		267	237,303
TransDigm, Inc.
5.50%, 11/15/27		99	92,165
6.75%, 08/15/28(a)		128	124,286

			4,100,550

Automobiles — 0.1%
General Motors Financial Co., Inc.
3.80%, 04/07/25		150	144,770
5.40%, 04/06/26		10	9,787
Honda Motor Co. Ltd., 2.53%, 03/10/27(e)		50	45,201
Jaguar Land Rover Automotive PLC, 4.50%, 10/01/27(a)		5	4,312
Toyota Motor Credit Corp., 4.80%, 01/10/25		100	99,140

			303,210

Banks — 1.4%
Bank of Montreal
5.92%, 09/25/25		170	169,566
5.72%, 09/25/28		40	39,167
Credit Suisse AG, 5.00%, 07/09/27(e)		310	295,808
Credit Suisse AG/New York
4.75%, 08/09/24		300	296,037
3.70%, 02/21/25		534	514,278
7.50%, 02/15/28		250	259,577
Fifth Third Bancorp, (1-day SOFR + 2.34%), 6.34%, 07/27/29(b)		30	29,058
Huntington Bancshares, Inc., (1-day SOFR + 2.02%), 6.21%, 08/21/29(b)		15	14,419
ING Groep NV(b)
(1-day SOFR + 1.56%), 6.08%, 09/11/27		725	718,082
(1-day SOFR + 2.09%), 6.11%, 09/11/34(e)		200	187,409
Morgan Stanley Bank NA, 4.75%, 04/21/26		250	243,511
PNC Financial Services Group, Inc., (1-day SOFR + 1.32%), 5.81%, 06/12/26(b)		205	202,282
Royal Bank of Canada
3.63%, 05/04/27		200	185,253
5.00%, 02/01/33		25	22,603
Santander Holdings USA, Inc., (1-day SOFR + 2.36%), 6.50%, 03/09/29(b)		30	29,015
Santander U.K. Group Holdings PLC, (1-day SOFR + 2.75%), 6.83%, 11/21/26(b)		200	199,678
Sumitomo Mitsui Financial Group, Inc.
5.85%, 07/13/30		240	232,709
5.78%, 07/13/33		550	522,297
Toronto-Dominion Bank, 5.10%, 01/09/26		130	128,043
U.S. Bancorp, (1-day SOFR + 2.02%), 5.78%, 06/12/29(b)		115	110,579
UBS AG, 5.65%, 09/11/28		200	195,724
Wells Fargo & Co.(b)
(1-day SOFR + 1.32%), 3.91%, 04/25/26		200	192,841
(1-day SOFR + 1.51%), 3.53%, 03/24/28		250	227,944

Security		Par (000)	Value

Banks (continued)
Wells Fargo & Co.(b) (continued)
(1-day SOFR + 1.56%), 4.54%, 08/15/26	USD	300	$290,730
(1-day SOFR + 1.74%), 5.57%, 07/25/29		945	911,248
(1-day SOFR + 1.79%), 6.30%, 10/23/29		395	391,733
(1-day SOFR + 1.98%), 4.81%, 07/25/28		100	94,599
(1-day SOFR + 1.99%), 5.56%, 07/25/34		173	158,363
(1-day SOFR + 2.00%), 2.19%, 04/30/26		200	188,140
(1-day SOFR + 2.02%), 5.39%, 04/24/34		91	82,378
(1-day SOFR + 2.06%), 6.49%, 10/23/34		175	171,955
(1-day SOFR + 2.10%), 4.90%, 07/25/33		260	228,528
(3-mo. CME Term SOFR + 4.03%), 4.48%, 04/04/31		400	355,405
(3-mo. CME Term SOFR + 4.50%), 5.01%, 04/04/51		50	39,653
Wells Fargo Bank NA, 5.45%, 08/07/26		514	509,170

			8,437,782

Beverages — 0.2%
Coca-Cola Co., 2.75%, 06/01/60		100	56,108
Constellation Brands, Inc., 4.75%, 05/09/32		105	94,449
Diageo Capital PLC, 5.50%, 01/24/33		600	584,966
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26(a)		25	23,415
PepsiCo, Inc., 3.88%, 03/19/60		375	262,974

			1,021,912

Biotechnology — 0.5%
Amgen, Inc.
1.90%, 02/21/25		300	286,091
5.25%, 03/02/30		568	545,278
5.65%, 03/02/53		90	79,156
4.40%, 02/22/62		50	34,591
5.75%, 03/02/63		586	507,546
Biogen, Inc.
3.15%, 05/01/50		140	80,625
3.25%, 02/15/51		160	93,574
Gilead Sciences, Inc.
1.65%, 10/01/30(e)		209	159,628
2.60%, 10/01/40		174	108,827
4.80%, 04/01/44		110	90,404
4.50%, 02/01/45		49	38,334
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30		1,170	881,736
2.80%, 09/15/50		50	26,923

			2,932,713

Broadline Retail — 0.0%
Bath & Body Works, Inc., 6.88%, 11/01/35		104	91,775

Building Materials — 0.0%
Boise Cascade Co., 4.88%, 07/01/30(a)		25	21,506
Eagle Materials, Inc., 2.50%, 07/01/31		295	224,917
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30(a)		25	23,781
Owens Corning, 3.95%, 08/15/29		19	16,847

			287,051

Building Products — 0.0%
Home Depot, Inc., 4.95%, 09/15/52(e)		40	33,668

Capital Markets — 0.3%
Ameriprise Financial, Inc., 5.15%, 05/15/33		120	110,760
Ares Capital Corp.
2.15%, 07/15/26		200	175,659
7.00%, 01/15/27		30	29,890
Barings BDC, Inc., 3.30%, 11/23/26		50	43,754
Blackstone Private Credit Fund, 3.25%, 03/15/27		100	86,259
Brookfield Capital Finance LLC, 6.09%, 06/14/33		15	14,152

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Charles Schwab Corp.
5.88%, 08/24/26	USD	50	$49,654
2.45%, 03/03/27		5	4,408
(1-day SOFR + 2.50%), 5.85%, 05/19/34(b)		244	223,791
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(a)		25	21,349
FS KKR Capital Corp.
2.63%, 01/15/27		110	93,777
3.25%, 07/15/27		100	85,952
3.13%, 10/12/28		200	160,775
Jefferies Financial Group, Inc., 5.88%, 07/21/28		40	38,612
Main Street Capital Corp., 3.00%, 07/14/26		100	88,507
Morgan Stanley, 6.41%, 11/01/29(b)		555	554,745
Nasdaq, Inc.
5.65%, 06/28/25		25	24,909
5.55%, 02/15/34		78	72,352
6.10%, 06/28/63(e)		91	80,455
NFP Corp., 8.50%, 10/01/31(a)		15	14,749
Nomura Holdings, Inc., 5.10%, 07/03/25		200	196,156

			2,170,665

Chemicals — 0.0%
Celanese U.S. Holdings LLC, 6.70%, 11/15/33(e)		10	9,498
Chemours Co., 5.75%, 11/15/28(a)		100	84,575
CVR Partners LP/CVR Nitrogen Finance Corp., 6.13%, 06/15/28(a)		104	91,780
Eastman Chemical Co., 5.75%, 03/08/33		27	25,007
LYB International Finance III LLC
4.20%, 05/01/50		30	19,847
3.80%, 10/01/60		50	28,875
Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00%, 01/27/30(a)		5	4,337
Tronox, Inc., 4.63%, 03/15/29(a)		35	27,571

			291,490

Commercial Services & Supplies — 0.0%
APX Group, Inc., 5.75%, 07/15/29(a)		100	83,136
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 01/15/28(a)(e)		167	154,860
Steelcase, Inc., 5.13%, 01/18/29		12	10,575
Williams Scotsman, Inc., 7.38%, 10/01/31(a)		10	9,836

			258,407

Communications Equipment — 0.3%
Motorola Solutions, Inc.
2.30%, 11/15/30		400	305,732
2.75%, 05/24/31		813	630,249
5.60%, 06/01/32		630	590,333
5.50%, 09/01/44		325	272,703

			1,799,017

Construction & Engineering(a) — 0.0%
Brand Industrial Services, Inc., 10.38%, 08/01/30		40	39,700
TopBuild Corp., 4.13%, 02/15/32		20	15,822

			55,522

Construction Materials — 0.0%
AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28(a)		20	18,910

Consumer Discretionary — 0.1%
NCL Corp. Ltd.(a)
5.88%, 03/15/26		209	187,578
7.75%, 02/15/29(e)		106	92,516
Quanta Services, Inc.
2.35%, 01/15/32		220	158,369

Security		Par (000)	Value

Consumer Discretionary (continued)
Quanta Services, Inc. (continued)
3.05%, 10/01/41	USD	50	$29,971
Royal Caribbean Cruises Ltd.
5.50%, 08/31/26(a)		100	94,368
11.63%, 08/15/27(a)		25	27,114
7.50%, 10/15/27		60	59,097
5.50%, 04/01/28(a)		25	22,796
Williams Scotsman International, Inc., 6.13%, 06/15/25(a)		39	38,320

			710,129

Consumer Finance — 0.5%
American Express Co.(b)
(1-day SOFR + 1.84%), 5.04%, 05/01/34		220	197,497
(1-day SOFR + 1.93%), 5.63%, 07/28/34		150	136,708
Capital One Financial Corp.(b)
7.62%, 10/30/31		70	69,966
(1-day SOFR + 2.60%), 5.82%, 02/01/34		333	291,232
(1-day SOFR + 2.64%), 6.31%, 06/08/29		90	86,173
(1-day SOFR + 2.86%), 6.38%, 06/08/34		42	38,301
Global Payments, Inc.
3.20%, 08/15/29		125	104,914
2.90%, 05/15/30		238	190,639
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31(a)		75	74,051
Mastercard, Inc.
4.88%, 03/09/28		80	78,700
3.85%, 03/26/50		430	314,184
2.95%, 03/15/51		460	280,696
OneMain Finance Corp.
7.13%, 03/15/26		75	72,840
9.00%, 01/15/29(e)		75	72,987
S&P Global, Inc.
2.45%, 03/01/27		200	180,986
5.25%, 09/15/33(a)		310	292,485
2.30%, 08/15/60		230	106,900
3.90%, 03/01/62		380	255,610
Sabre Global, Inc., 11.25%, 12/15/27(a)		101	89,939
Visa, Inc., 3.65%, 09/15/47		35	25,188

			2,959,996

Consumer Staples Distribution & Retail — 0.0%
FirstCash, Inc., 5.63%, 01/01/30(a)		105	93,468
Walmart, Inc., 4.50%, 09/09/52		110	89,249

			182,717

Containers & Packaging — 0.1%
Amcor Finance USA, Inc., 5.63%, 05/26/33		11	10,245
Berry Global, Inc.
1.57%, 01/15/26		106	95,768
5.50%, 04/15/28(a)		324	310,058

			416,071

Distributors — 0.0%
Genuine Parts Co.
1.75%, 02/01/25		150	141,785
2.75%, 02/01/32		100	75,411

			217,196

Diversified Consumer Services — 0.0%
Macquarie Airfinance Holdings Ltd., 8.13%, 03/30/29(a)		10	9,850
University of Southern California, 4.98%, 10/01/53		10	8,612

			18,462

Diversified REITs — 0.8%
American Tower Corp.
5.80%, 11/15/28		140	136,773

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified REITs (continued)
American Tower Corp. (continued)
3.80%, 08/15/29	USD	454	$397,499
1.88%, 10/15/30		115	85,124
Crown Castle, Inc.
1.05%, 07/15/26		65	56,827
3.10%, 11/15/29		93	77,328
3.30%, 07/01/30		118	96,997
2.25%, 01/15/31		130	97,971
2.10%, 04/01/31		58	42,931
2.50%, 07/15/31		478	360,999
Equinix, Inc.
1.25%, 07/15/25		100	92,242
2.00%, 05/15/28		10	8,341
3.20%, 11/18/29		154	130,128
2.15%, 07/15/30		42	32,251
2.50%, 05/15/31		130	99,248
Extra Space Storage LP, 5.50%, 07/01/30		25	23,647
GLP Capital LP/GLP Financing II, Inc.
5.75%, 06/01/28		76	71,253
5.30%, 01/15/29		277	253,016
4.00%, 01/15/30		49	40,893
4.00%, 01/15/31		194	157,778
3.25%, 01/15/32		237	179,256
Iron Mountain, Inc.(a)
7.00%, 02/15/29(e)		158	153,063
4.50%, 02/15/31		5	4,090
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 5.88%, 10/01/28(a)		104	93,621
Prologis LP, 5.25%, 06/15/53		40	33,637
Public Storage
2.30%, 05/01/31		340	263,908
2.25%, 11/09/31		145	110,585
Realty Income Corp., 3.25%, 01/15/31		96	78,664
Simon Property Group LP
1.38%, 01/15/27		100	86,730
3.25%, 09/13/49		40	23,167
5.85%, 03/08/53		100	86,996
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC(a)
10.50%, 02/15/28		50	48,148
6.50%, 02/15/29(e)		96	62,343
VICI Properties LP
4.75%, 02/15/28		593	546,094
4.95%, 02/15/30		499	444,849
VICI Properties LP/VICI Note Co., Inc.(a)
4.63%, 12/01/29		294	254,298
4.13%, 08/15/30		79	65,171

			4,795,866

Diversified Telecommunication Services — 0.5%
AT&T, Inc.
1.70%, 03/25/26		230	208,762
1.65%, 02/01/28		260	217,366
5.40%, 02/15/34		281	258,191
4.35%, 06/15/45		45	32,275
5.15%, 02/15/50		65	51,217
3.55%, 09/15/55		136	79,056
3.80%, 12/01/57		399	240,279
3.65%, 09/15/59		570	329,781
Consolidated Communications, Inc., 6.50%, 10/01/28(a)		12	9,474
Frontier Communications Holdings LLC(a)
6.75%, 05/01/29(e)		30	23,739
8.75%, 05/15/30(e)		126	120,047

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Frontier Communications Holdings LLC(a) (continued)
8.63%, 03/15/31	USD	11	$10,342
Verizon Communications, Inc.
1.45%, 03/20/26		210	189,958
2.10%, 03/22/28		200	170,600
1.75%, 01/20/31		208	153,799
2.55%, 03/21/31		130	101,564
2.36%, 03/15/32		59	44,117
5.05%, 05/09/33(e)		547	500,657
4.40%, 11/01/34		220	186,248
2.65%, 11/20/40		182	110,015
4.13%, 08/15/46		64	45,766
4.86%, 08/21/46(e)		45	35,817
3.55%, 03/22/51		260	163,365
3.70%, 03/22/61		103	62,818

			3,345,253

Education — 0.0%
California Institute of Technology, 3.65%, 09/01/2119		50	28,916
Massachusetts Institute of Technology, 3.96%, 07/01/38		50	41,570
President and Fellows of Harvard College, 2.52%, 10/15/50		150	84,195
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48		150	102,411

			257,092

Electric Utilities — 1.7%
AEP Texas, Inc.
4.70%, 05/15/32		105	93,197
5.40%, 06/01/33		158	146,656
3.45%, 05/15/51		63	37,687
5.25%, 05/15/52		281	227,389
AEP Transmission Co. LLC
5.40%, 03/15/53		59	51,535
Series M, 3.65%, 04/01/50		5	3,292
Series N, 2.75%, 08/15/51		105	56,411
Alabama Power Co., 3.13%, 07/15/51		144	83,441
Ameren Illinois Co.
4.95%, 06/01/33		60	55,261
2.90%, 06/15/51(e)		46	25,855
5.90%, 12/01/52		111	105,360
American Transmission Systems, Inc., 2.65%, 01/15/32(a)		219	168,562
Appalachian Power Co., Series BB, 4.50%, 08/01/32		30	26,188
Arizona Public Service Co., 2.20%, 12/15/31		45	33,266
Baltimore Gas and Electric Co.
2.90%, 06/15/50		152	85,377
5.40%, 06/01/53		279	241,991
Berkshire Hathaway Energy Co.
1.65%, 05/15/31		75	54,708
5.15%, 11/15/43		45	37,893
4.60%, 05/01/53		200	148,179
CenterPoint Energy Houston Electric LLC
5.20%, 10/01/28		10	9,777
5.30%, 04/01/53		28	24,700
Sereis AJ, 4.85%, 10/01/52		40	32,711
Series AF, 3.35%, 04/01/51		156	97,622
Commonwealth Edison Co.
5.30%, 02/01/53		72	62,131
Series 131, 2.75%, 09/01/51		154	83,228
Consolidated Edison Co. of New York, Inc., 6.15%, 11/15/52		210	199,716

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Electric Utilities (continued)
Constellation Energy Generation LLC
5.80%, 03/01/33	USD	15	$14,226
6.50%, 10/01/53		25	23,481
Consumers Energy Co.
4.63%, 05/15/33		113	102,335
4.20%, 09/01/52		135	99,102
2.50%, 05/01/60		30	14,530
Dominion Energy, Inc., Series A, 4.35%, 08/15/32		50	43,263
DTE Electric Co.
5.20%, 04/01/33		80	75,368
5.40%, 04/01/53		203	178,244
Series A, 4.05%, 05/15/48		65	46,604
Series B, 3.65%, 03/01/52		20	13,063
Duke Energy Carolinas LLC
4.95%, 01/15/33		20	18,471
3.45%, 04/15/51		110	68,573
3.55%, 03/15/52		45	28,558
5.35%, 01/15/53		122	104,586
5.40%, 01/15/54		288	248,510
Duke Energy Corp., 6.10%, 09/15/53		110	100,207
Duke Energy Florida LLC
2.50%, 12/01/29		94	78,240
1.75%, 06/15/30		77	59,248
4.20%, 07/15/48		47	33,995
5.95%, 11/15/52		238	220,248
Duke Energy Indiana LLC, 5.40%, 04/01/53		10	8,575
Duke Energy Ohio, Inc., 5.65%, 04/01/53		10	8,867
Duke Energy Progress LLC
3.45%, 03/15/29		99	88,596
3.40%, 04/01/32		195	161,146
2.90%, 08/15/51		33	18,357
4.00%, 04/01/52		10	6,850
5.35%, 03/15/53		229	194,969
Edison International
5.75%, 06/15/27		91	89,455
5.25%, 11/15/28		274	259,981
6.95%, 11/15/29		209	212,476
Entergy Arkansas LLC, 3.35%, 06/15/52		41	24,631
Entergy Louisiana LLC
3.10%, 06/15/41		70	45,419
4.20%, 09/01/48		25	17,822
Entergy Texas, Inc., 5.80%, 09/01/53		150	134,135
Evergy Kansas Central, Inc., 5.70%, 03/15/53		40	35,173
Eversource Energy
5.45%, 03/01/28(e)		60	58,573
5.13%, 05/15/33		50	45,194
Exelon Corp.
3.35%, 03/15/32		110	88,937
5.10%, 06/15/45		30	24,361
4.70%, 04/15/50		55	41,470
5.60%, 03/15/53		80	68,631
FirstEnergy Transmission LLC, 4.55%, 04/01/49(a)		126	93,138
Florida Power & Light Co.
5.05%, 04/01/28		30	29,352
5.10%, 04/01/33		110	103,025
4.05%, 10/01/44		60	44,707
3.15%, 10/01/49		47	28,624
5.30%, 04/01/53		269	234,503
Georgia Power Co.
4.95%, 05/17/33		84	76,672
5.13%, 05/15/52		90	74,539
Series 10-C, 4.75%, 09/01/40		50	40,600
Idaho Power Co., 5.80%, 04/01/54		25	22,624

Security	Par (000)		Value

Electric Utilities (continued)
Indiana Michigan Power Co., 5.63%, 04/01/53	USD	20	$17,706
Kentucky Utilities Co., 3.30%, 06/01/50		25	15,201
MidAmerican Energy Co., 5.85%, 09/15/54		30	28,092
Nevada Power Co., 6.00%, 03/15/54		15	13,788
NextEra Energy Capital Holdings, Inc., 5.05%, 02/28/33		50	45,383
Northern States Power Co.
2.60%, 06/01/51		58	30,782
4.50%, 06/01/52		24	18,403
5.10%, 05/15/53		314	265,851
NSTAR Electric Co., 4.95%, 09/15/52		50	40,674
Oglethorpe Power Corp., 5.05%, 10/01/48		10	7,751
Ohio Power Co.
5.00%, 06/01/33		123	111,958
Series P, 2.60%, 04/01/30		175	142,169
Series R, 2.90%, 10/01/51		249	139,063
Oncor Electric Delivery Co. LLC
5.30%, 06/01/42		55	49,837
3.10%, 09/15/49		45	26,704
Pacific Gas and Electric Co.
6.10%, 01/15/29		50	48,107
6.15%, 01/15/33		49	45,098
4.50%, 07/01/40		60	42,586
4.95%, 07/01/50		491	342,732
6.75%, 01/15/53		279	246,928
PacifiCorp.
5.35%, 12/01/53		20	15,908
5.50%, 05/15/54		30	24,434
PECO Energy Co.
3.90%, 03/01/48		120	85,240
2.85%, 09/15/51		40	22,038
4.60%, 05/15/52		166	128,743
PG&E Corp.(e)
5.00%, 07/01/28		25	22,649
5.25%, 07/01/30		248	217,224
PPL Electric Utilities Corp., 5.25%, 05/15/53		40	34,425
Public Service Co. of Colorado
5.25%, 04/01/53		20	16,724
Series 39, 4.50%, 06/01/52		60	44,241
Public Service Co. of New Hampshire, 5.15%, 01/15/53		111	94,629
Public Service Electric and Gas Co.
3.95%, 05/01/42		60	44,873
2.05%, 08/01/50		88	42,079
Puget Sound Energy, Inc., 5.45%, 06/01/53		10	8,657
San Diego Gas & Electric Co.
5.35%, 04/01/53		264	225,818
Series VVV, 1.70%, 10/01/30		100	75,600
Sierra Pacific Power Co., 5.90%, 03/15/54(a)		30	27,059
Southern California Edison Co.
5.30%, 03/01/28		60	58,660
2.85%, 08/01/29		193	164,000
2.25%, 06/01/30		230	181,307
5.95%, 11/01/32		281	274,425
5.50%, 03/15/40		35	30,811
5.70%, 03/01/53		50	43,463
5.88%, 12/01/53		50	44,479
Series G, 2.50%, 06/01/31		40	31,124
Southern Co.
5.70%, 03/15/34		40	38,052
Series B, (5-year CMT + 3.73%), 4.00%, 01/15/51(b)		60	54,743
Southwestern Electric Power Co.
5.30%, 04/01/33		10	9,210
3.25%, 11/01/51		60	33,809

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Electric Utilities (continued)
Talen Energy Supply LLC, 8.63%, 06/01/30(a)	USD	60	$60,967
Tucson Electric Power Co., 5.50%, 04/15/53		10	8,518
Union Electric Co., 5.45%, 03/15/53		52	45,289
Virginia Electric and Power Co.
6.35%, 11/30/37		50	48,620
5.45%, 04/01/53		150	127,854
5.70%, 08/15/53		60	53,104
Series B, 3.75%, 05/15/27		100	93,753
Series C, 4.63%, 05/15/52		20	15,160
Series D, 4.65%, 08/15/43		32	24,923
Vistra Operations Co. LLC(a)
5.00%, 07/31/27		237	216,804
7.75%, 10/15/31		129	124,513
Wisconsin Power and Light Co., 3.95%, 09/01/32		60	51,622
Xcel Energy, Inc., 4.60%, 06/01/32		55	48,620

			10,837,371

Electronic Equipment, Instruments & Components — 0.2%
CDW LLC/CDW Finance Corp.
3.25%, 02/15/29		320	270,163
3.57%, 12/01/31		327	262,209
Keysight Technologies, Inc., 4.60%, 04/06/27(e)		100	95,373
Vontier Corp., 2.95%, 04/01/31		560	421,601
Xerox Holdings Corp., 5.50%, 08/15/28(a)		201	155,241

			1,204,587

Energy Equipment & Services — 0.0%
Patterson-UTI Energy, Inc., 7.15%, 10/01/33		155	151,221

Environmental, Maintenance & Security Service — 0.0%
Waste Connections, Inc., 3.20%, 06/01/32		85	68,806
Waste Management, Inc., 4.88%, 02/15/34		72	65,933

			134,739

Financial Services — 3.9%
Banco Santander SA
5.15%, 08/18/25		200	194,826
1.85%, 03/25/26		200	178,679
5.59%, 08/08/28		600	577,970
6.92%, 08/08/33		200	185,756
6.94%, 11/07/33(c)		400	401,079
Bank of America Corp.(b)
(1-day SOFR + 0.96%), 1.73%, 07/22/27		110	97,076
(1-day SOFR + 1.11%), 3.84%, 04/25/25		100	98,747
(1-day SOFR + 1.33%), 3.38%, 04/02/26		310	297,027
(1-day SOFR + 1.33%), 2.97%, 02/04/33		95	72,811
(1-day SOFR + 1.34%), 5.93%, 09/15/27		250	247,446
(1-day SOFR + 1.57%), 5.82%, 09/15/29		732	712,769
(1-day SOFR + 1.63%), 5.20%, 04/25/29		688	654,126
(1-day SOFR + 1.75%), 4.83%, 07/22/26		190	185,148
(1-day SOFR + 1.84%), 5.87%, 09/15/34		230	216,585
(1-day SOFR + 1.91%), 5.29%, 04/25/34		317	286,311
(1-day SOFR + 1.93%), 2.68%, 06/19/41		70	42,679
(1-day SOFR + 1.99%), 6.20%, 11/10/28		100	99,326
(1-day SOFR + 2.04%), 4.95%, 07/22/28		300	285,102
(1-day SOFR + 2.15%), 2.59%, 04/29/31		200	157,673
Series N, (1-day SOFR + 1.65%), 3.48%, 03/13/52		50	31,552
Bank of Nova Scotia, 1.35%, 06/24/26		300	266,031
Barclays PLC, (1-day SOFR + 2.62%), 6.69%, 09/13/34(b)		200	189,146
Burford Capital Global Finance LLC(a)
6.88%, 04/15/30		15	13,500
9.25%, 07/01/31		5	4,935

Security	Par (000)		Value

Financial Services (continued)
Citigroup, Inc.(b)
(1-day SOFR + 0.77%), 1.46%, 06/09/27	USD	280	$246,457
(1-day SOFR + 1.28%), 3.07%, 02/24/28		500	450,049
(1-day SOFR + 1.37%), 4.14%, 05/24/25		195	192,593
(1-day SOFR + 1.53%), 3.29%, 03/17/26		200	191,527
(1-day SOFR + 1.89%), 4.66%, 05/24/28		125	118,388
(1-day SOFR + 2.09%), 4.91%, 05/24/33		120	106,348
(1-day SOFR + 2.34%), 6.27%, 11/17/33		630	611,704
(1-day SOFR + 2.84%), 3.11%, 04/08/26		210	200,420
(1-day SOFR + 3.91%), 4.41%, 03/31/31(e)		240	212,329
(3-mo. CME Term SOFR + 1.41%), 3.52%, 10/27/28		62	55,731
(3-mo. CME Term SOFR + 1.82%), 3.89%, 01/10/28		381	353,217
CME Group, Inc., 2.65%, 03/15/32		150	119,738
Coinbase Global, Inc.(a)
3.38%, 10/01/28		100	73,424
3.63%, 10/01/31(e)		38	25,835
Deutsche Bank AG
5.37%, 09/09/27		300	290,125
(1-day SOFR + 1.22%), 2.31%, 11/16/27(b)		150	129,739
Freedom Mortgage Corp.(a)
12.00%, 10/01/28		10	10,032
12.25%, 10/01/30		20	20,007
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		200	174,135
Goldman Sachs Group, Inc.
2.60%, 02/07/30		180	144,518
3.80%, 03/15/30		47	40,607
(1-day SOFR + 0.73%), 1.76%, 01/24/25(b)		100	98,772
(1-day SOFR + 0.79%), 1.09%, 12/09/26(b)		350	312,465
(1-day SOFR + 0.82%), 1.54%, 09/10/27(b)		476	414,137
(1-day SOFR + 0.91%), 1.95%, 10/21/27(b)(e)		258	226,270
(1-day SOFR + 1.26%), 2.65%, 10/21/32(b)		221	166,160
(1-day SOFR + 1.28%), 2.62%, 04/22/32(b)		144	109,713
(1-day SOFR + 1.41%), 3.10%, 02/24/33(b)		944	733,859
(1-day SOFR + 1.63%), 3.44%, 02/24/43(b)		190	125,512
(1-day SOFR + 1.73%), 4.48%, 08/23/28(b)		206	192,868
(1-day SOFR + 1.77%), 6.48%, 10/24/29(b)		577	576,864
(3-mo. CME Term SOFR + 1.42%), 3.81%, 04/23/29(b)		102	91,625
(3-mo. CME Term SOFR + 1.56%), 4.22%, 05/01/29(b)		73	66,633
Home Point Capital, Inc., 5.00%, 02/01/26(a)		5	4,647
HSBC Holdings PLC
6.50%, 09/15/37		300	272,857
(1-day SOFR + 1.43%), 3.00%, 03/10/26(b)		300	286,068
(1-day SOFR + 1.57%), 5.89%, 08/14/27(b)		200	196,484
(1-day SOFR + 1.97%), 6.16%, 03/09/29(b)		200	195,915
(1-day SOFR + 2.87%), 5.40%, 08/11/33(b)		500	449,587
(1-day SOFR + 2.98%), 6.55%, 06/20/34(b)(e)		400	371,739
Inter-American Development Bank, 4.50%, 05/15/26		190	187,435
Intercontinental Exchange, Inc., 5.20%, 06/15/62		80	66,006
JPMorgan Chase & Co.(b)
(1-day SOFR + 0.80%), 1.05%, 11/19/26		330	296,792
(1-day SOFR + 0.92%), 2.60%, 02/24/26		205	195,388
(1-day SOFR + 1.26%), 2.96%, 01/25/33		60	46,746
(1-day SOFR + 1.32%), 4.08%, 04/26/26		195	188,998
(1-day SOFR + 1.33%), 6.07%, 10/22/27		535	533,869
(1-day SOFR + 1.45%), 5.30%, 07/24/29		285	274,385
(1-day SOFR + 1.57%), 6.09%, 10/23/29		615	611,353
(1-day SOFR + 1.75%), 4.57%, 06/14/30		101	92,694
(1-day SOFR + 1.80%), 4.59%, 04/26/33		85	74,708
(1-day SOFR + 1.85%), 5.35%, 06/01/34		180	166,017

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Financial Services (continued)
JPMorgan Chase & Co.(b) (continued)
(1-day SOFR + 1.89%), 2.18%, 06/01/28	USD	95	$82,583
(1-day SOFR + 2.08%), 4.91%, 07/25/33		581	521,872
(3-mo. CME Term SOFR + 1.25%), 2.58%, 04/22/32		276	213,164
(3-mo. CME Term SOFR + 1.59%), 2.01%, 03/13/26		550	519,011
(3-mo. CME Term SOFR + 3.79%), 4.49%, 03/24/31		200	180,421
Kimberly-Clark Corp., 2.88%, 02/07/50(e)		15	8,988
Lloyds Banking Group PLC, (1-year CMT + 0.85%), 1.63%, 05/11/27(b)		200	177,142
Mitsubishi UFJ Financial Group, Inc.(b)
(1-year CMT + 0.83%), 2.34%, 01/19/28		200	176,753
(1-year CMT + 1.38%), 5.42%, 02/22/29		250	242,094
(1-year CMT + 1.50%), 5.54%, 04/17/26		440	435,358
Mizuho Financial Group, Inc.(b)
(1-year CMT + 0.90%), 2.65%, 05/22/26		200	188,822
(1-year CMT + 1.65%), 5.78%, 07/06/29		200	195,331
(1-year CMT + 1.90%), 5.75%, 07/06/34		400	371,828
Morgan Stanley(b)
(1-day SOFR + 1.14%), 2.70%, 01/22/31		289	232,205
(1-day SOFR + 1.18%), 2.24%, 07/21/32		58	42,778
(1-day SOFR + 1.20%), 2.51%, 10/20/32		10	7,480
(1-day SOFR + 1.29%), 2.94%, 01/21/33		371	284,705
(1-day SOFR + 1.59%), 5.16%, 04/20/29		190	180,771
(1-day SOFR + 1.63%), 5.45%, 07/20/29		563	541,460
(1-day SOFR + 1.67%), 4.68%, 07/17/26		295	286,639
(1-day SOFR + 1.73%), 5.12%, 02/01/29		45	42,844
(1-day SOFR + 1.87%), 5.25%, 04/21/34		305	274,808
(1-day SOFR + 1.88%), 5.42%, 07/21/34		231	210,829
(1-day SOFR + 2.56%), 6.34%, 10/18/33		291	285,290
(1-day SOFR + 3.12%), 3.62%, 04/01/31		250	211,669
(5-year CMT + 2.43%), 5.95%, 01/19/38		245	222,159
National Rural Utilities Cooperative Finance Corp.
5.60%, 11/13/26		40	39,984
5.05%, 09/15/28		70	67,988
Nationstar Mortgage Holdings, Inc., 5.50%, 08/15/28(a)		245	216,506
Sumitomo Mitsui Financial Group, Inc.
1.47%, 07/08/25		200	185,248
5.71%, 01/13/30		200	192,667
UBS Group AG, (1-year CMT + 2.00%), 6.30%, 09/22/34(a)(b)		461	436,672
United Wholesale Mortgage LLC(a)
5.50%, 11/15/25		129	122,612
5.50%, 04/15/29		151	126,463

			24,414,933

Food Products — 0.1%
General Mills, Inc.
2.88%, 04/15/30		65	53,732
4.95%, 03/29/33(e)		200	181,637
Hershey Co., 4.50%, 05/04/33		65	59,729
Unilever Capital Corp., 5.00%, 12/08/33		310	291,900

			586,998

Gas Utilities — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., 9.38%, 06/01/28(a)		40	39,530
Atmos Energy Corp.
4.13%, 10/15/44		30	22,365
6.20%, 11/15/53		50	48,527
Cameron LNG LLC(a)
2.90%, 07/15/31		50	40,290
3.30%, 01/15/35		340	260,225

Security	Par (000)		Value

Gas Utilities (continued)
CenterPoint Energy Resources Corp., 5.25%, 03/01/28	USD	31	$30,307
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25		153	152,258
5.13%, 06/30/27		418	403,306
3.70%, 11/15/29		404	352,011
2.74%, 12/31/39		174	125,443
NiSource, Inc.
5.25%, 03/30/28		262	254,372
5.40%, 06/30/33		133	123,759
5.00%, 06/15/52		45	35,238
Piedmont Natural Gas Co., Inc.
3.50%, 06/01/29		38	33,096
5.40%, 06/15/33		100	92,864
Southern California Gas Co.
6.35%, 11/15/52		15	14,481
5.75%, 06/01/53(e)		100	88,461
Southern Co. Gas Capital Corp., Series 20-A, 1.75%, 01/15/31		60	44,289
Southwest Gas Corp., 4.05%, 03/15/32		25	21,173
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(a)		12	9,940
Superior Plus LP/Superior General Partner, Inc., 4.50%, 03/15/29(a)		74	63,117

			2,255,052

Ground Transportation — 0.3%
Burlington Northern Santa Fe LLC
5.75%, 05/01/40		47	44,802
2.88%, 06/15/52		85	48,508
4.45%, 01/15/53		50	38,707
5.20%, 04/15/54		406	350,570
Canadian National Railway Co., 4.40%, 08/05/52		300	231,789
CSX Corp.
4.75%, 11/15/48		25	19,793
4.50%, 11/15/52		57	43,484
4.65%, 03/01/68		43	31,872
Forward Air Corp., 9.50%, 10/15/31(a)		159	155,025
Norfolk Southern Corp.
2.90%, 08/25/51		128	71,161
5.35%, 08/01/54		114	97,289
Ryder System, Inc., 6.60%, 12/01/33		430	426,805
Union Pacific Corp.
3.84%, 03/20/60		236	155,437
2.97%, 09/16/62		119	62,758

			1,778,000

Health Care Equipment & Supplies — 0.1%
Abbott Laboratories, 4.90%, 11/30/46		130	112,133
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28(a)		75	74,494
Thermo Fisher Scientific, Inc., 5.09%, 08/10/33		161	150,592

			337,219

Health Care Providers & Services — 0.6%
Adventist Health System, 5.43%, 03/01/32		50	47,344
Allina Health System, Series 2019, 3.89%, 04/15/49		50	35,501
Baylor Scott & White Holdings, 4.19%, 11/15/45		50	37,963
Cencora, Inc., 2.70%, 03/15/31		350	277,344
CommonSpirit Health, 3.91%, 10/01/50		50	33,447
DaVita, Inc., 4.63%, 06/01/30(a)		40	31,348
Dignity Health, 4.50%, 11/01/42		50	39,019
Elevance Health, Inc.
6.10%, 10/15/52		35	33,095
5.13%, 02/15/53		107	88,784

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Providers & Services (continued)
Hackensack Meridian Health, Inc., Series 2020, 2.68%, 09/01/41	USD	50	$31,115
HCA, Inc.
5.25%, 04/15/25		93	91,692
5.88%, 02/15/26		187	185,355
3.50%, 09/01/30		453	374,922
5.50%, 06/01/33		104	94,881
4.63%, 03/15/52		75	52,215
5.90%, 06/01/53		505	426,914
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 04/30/28(a)		20	19,223
Humana, Inc., 5.75%, 03/01/28		55	54,788
Kaiser Foundation Hospitals
4.88%, 04/01/42		50	42,722
4.15%, 05/01/47		50	37,658
McKesson Corp., 0.90%, 12/03/25		110	99,721
Memorial Sloan-Kettering Cancer Center, Series 2020, 2.96%, 01/01/50		50	29,588
Mount Nittany Medical Center Obligated Group, Series 2022, 3.80%, 11/15/52		50	33,439
Mount Sinai Hospitals Group, Inc., Series 2019, 3.74%, 07/01/49		100	66,284
Northwell Healthcare, Inc., 3.81%, 11/01/49		50	32,229
Novant Health, Inc., 2.64%, 11/01/36		50	34,834
Providence St Joseph Health Obligated Group, Series A, 3.93%, 10/01/48		50	34,013
Sutter Health, 5.55%, 08/15/53		100	91,071
UnitedHealth Group, Inc.
2.00%, 05/15/30		100	79,462
5.35%, 02/15/33		240	230,681
3.25%, 05/15/51		173	106,269
5.88%, 02/15/53		96	90,787
5.05%, 04/15/53		150	126,141
3.88%, 08/15/59		29	19,174
6.05%, 02/15/63		335	319,244
5.20%, 04/15/63		443	370,117

			3,798,384

Health Care Technology — 0.0%
Fortrea Holdings, Inc., 7.50%, 07/01/30(a)		29	27,985

Hotels, Restaurants & Leisure — 0.3%
1011778 BC ULC / New Red Finance, Inc.(a)
4.38%, 01/15/28(e)		103	92,739
4.00%, 10/15/30		12	9,828
Carnival Corp.(a)
7.63%, 03/01/26(e)		191	185,727
6.00%, 05/01/29		55	46,464
10.50%, 06/01/30(e)		100	101,462
Choice Hotels International, Inc., 3.70%, 12/01/29		13	10,647
Darden Restaurants, Inc., 6.30%, 10/10/33		110	106,846
Hyatt Hotels Corp., 1.80%, 10/01/24		200	192,398
Marriott International, Inc.
5.45%, 09/15/26		100	98,729
5.55%, 10/15/28		250	243,624
Series HH, 2.85%, 04/15/31		280	220,035
McDonald’s Corp.
3.63%, 09/01/49		300	198,834
5.15%, 09/09/52		50	42,150

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
McDonald’s Corp. (continued)
5.45%, 08/14/53	USD	370	$326,158
Sands China Ltd., 3.10%, 03/08/29		200	160,414
Yum! Brands, Inc., 4.63%, 01/31/32		7	5,965

			2,042,020

Household Durables — 0.1%
Lennar Corp., 4.75%, 11/29/27		10	9,514
M/I Homes, Inc., 3.95%, 02/15/30		5	3,977
MDC Holdings, Inc., 3.97%, 08/06/61		130	68,639
NVR, Inc., 3.00%, 05/15/30		560	459,620

			541,750

Independent Power and Renewable Electricity Producers(a) — 0.0%
Calpine Corp., 5.00%, 02/01/31		40	32,263
NRG Energy, Inc., 5.25%, 06/15/29		105	92,638

			124,901

Insurance — 0.6%
Aflac, Inc., 4.75%, 01/15/49		10	7,977
Aon Corp./Aon Global Holdings PLC
2.85%, 05/28/27		100	90,434
5.35%, 02/28/33		74	68,967
3.90%, 02/28/52		20	13,447
Arch Capital Group Ltd., 3.64%, 06/30/50		50	31,768
Arthur J Gallagher & Co.
6.50%, 02/15/34		160	158,803
3.50%, 05/20/51		80	48,236
3.05%, 03/09/52		45	24,411
5.75%, 03/02/53		80	69,710
6.75%, 02/15/54		125	122,825
Assured Guaranty U.S. Holdings, Inc., 6.13%, 09/15/28		70	69,517
Athene Holding Ltd., 3.95%, 05/25/51		5	3,130
Berkshire Hathaway Finance Corp., 3.85%, 03/15/52		190	132,458
Brighthouse Financial, Inc., 3.85%, 12/22/51		30	16,319
Brown & Brown, Inc., 4.95%, 03/17/52		230	170,648
Enstar Group Ltd., 3.10%, 09/01/31		370	273,527
Fairfax Financial Holdings Ltd., 5.63%, 08/16/32		105	97,013
Marsh & McLennan Cos., Inc.
2.38%, 12/15/31		100	76,530
4.20%, 03/01/48		150	110,766
4.90%, 03/15/49		200	164,406
2.90%, 12/15/51		210	117,344
5.45%, 03/15/53		1,005	885,427
5.70%, 09/15/53		27	24,787
Principal Financial Group, Inc.
5.38%, 03/15/33(e)		45	42,051
5.50%, 03/15/53		110	91,783
Progressive Corp.
4.95%, 06/15/33		50	46,109
3.70%, 03/15/52		30	20,114
RenaissanceRe Holdings Ltd., 5.75%, 06/05/33		760	699,173
Travelers Cos., Inc., 5.45%, 05/25/53		20	17,968
Unum Group
4.50%, 12/15/49		50	33,197
4.13%, 06/15/51		140	87,233

			3,816,078

Interactive Media & Services — 0.2%
Alphabet, Inc., 2.25%, 08/15/60(e)		35	17,698
Cogent Communications Group, Inc., 7.00%, 06/15/27(a)(e)		31	29,295

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Interactive Media & Services (continued)
Meta Platforms, Inc.
3.85%, 08/15/32	USD	50	$43,457
4.95%, 05/15/33		230	215,609
4.45%, 08/15/52		20	15,121
5.60%, 05/15/53		170	153,751
4.65%, 08/15/62		318	239,793
5.75%, 05/15/63		369	331,047

			1,045,771

Internet Software & Services — 0.1%
Booking Holdings, Inc., 4.63%, 04/13/30		100	93,168
EquipmentShare.com, Inc., 9.00%, 05/15/28(a)		15	14,100
VeriSign, Inc., 2.70%, 06/15/31		310	239,401

			346,669

IT Services — 0.4%
Central Parent LLC/CDK Global II LLC/CDK Financing Co, Inc., 8.00%, 06/15/29(a)		50	49,387
Fiserv, Inc.
5.45%, 03/02/28		80	78,420
5.60%, 03/02/33		185	174,082
5.63%, 08/21/33		730	684,733
4.40%, 07/01/49		60	43,532
Gartner, Inc., 4.50%, 07/01/28(a)		16	14,395
International Business Machines Corp.
2.20%, 02/09/27		315	282,382
4.40%, 07/27/32		120	107,644
4.25%, 05/15/49		110	80,398
4.90%, 07/27/52		550	441,871
5.10%, 02/06/53		430	357,269

			2,314,113

Life Sciences Tools & Services — 0.0%
Agilent Technologies, Inc.
2.10%, 06/04/30		100	77,963
2.30%, 03/12/31		130	100,715
Star Parent, Inc., 9.00%, 10/01/30(a)		5	4,962

			183,640

Machinery — 0.2%
IDEX Corp.
3.00%, 05/01/30		430	355,537
2.63%, 06/15/31		645	503,335
Ingersoll Rand, Inc.
5.40%, 08/14/28		35	34,104
5.70%, 08/14/33		50	47,244
John Deere Capital Corp., 4.75%, 01/20/28		60	58,271
Otis Worldwide Corp., 5.25%, 08/16/28		60	58,363

			1,056,854

Media — 0.6%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(a)		10	8,150
Cable One, Inc., 4.00%, 11/15/30(a)		24	17,880
CCO Holdings LLC/CCO Holdings Capital Corp.(a)
5.38%, 06/01/29		15	13,129
6.38%, 09/01/29		272	248,934
4.75%, 03/01/30		60	49,495
7.38%, 03/01/31(e)		230	217,355
4.75%, 02/01/32		25	19,514
Charter Communications Operating LLC/Charter Communications Operating Capital
6.48%, 10/23/45		100	84,067
5.38%, 05/01/47		90	65,092
5.75%, 04/01/48		366	277,694
4.80%, 03/01/50		64	42,188

Security	Par (000)		Value

Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital (continued)
3.90%, 06/01/52	USD	224	$126,437
3.85%, 04/01/61		362	191,233
5.50%, 04/01/63		360	253,110
Comcast Corp.
5.25%, 11/07/25		150	149,204
4.65%, 02/15/33(e)		150	135,742
3.75%, 04/01/40		110	80,838
2.99%, 11/01/63		550	282,361
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 08/15/27(a)		40	35,049
DISH Network Corp., 11.75%, 11/15/27(a)		25	24,764
FactSet Research Systems, Inc.
2.90%, 03/01/27		320	289,046
3.45%, 03/01/32		625	505,478
Interpublic Group of Cos., Inc., 3.38%, 03/01/41		5	3,169
Live Nation Entertainment, Inc., 6.50%, 05/15/27(a)		62	60,489
Nexstar Media, Inc., 4.75%, 11/01/28(a)		40	33,596
Sirius XM Radio, Inc., 5.50%, 07/01/29(a)		50	44,304
TEGNA, Inc.
4.75%, 03/15/26(a)		5	4,666
4.63%, 03/15/28		219	188,888
Time Warner Cable LLC, 4.50%, 09/15/42		35	22,988
Univision Communications, Inc.(a)
6.63%, 06/01/27		25	22,835
8.00%, 08/15/28		20	18,886
7.38%, 06/30/30		20	17,610

			3,534,191

Metals & Mining — 0.4%
Arsenal AIC Parent LLC, 8.00%, 10/01/30(a)		50	49,375
ATI, Inc., 7.25%, 08/15/30		50	48,134
BHP Billiton Finance USA Ltd.
4.75%, 02/28/28		235	226,876
5.25%, 09/08/30		250	240,472
4.90%, 02/28/33		55	50,866
5.50%, 09/08/53		150	136,349
Cleveland-Cliffs, Inc., 6.75%, 04/15/30(a)(e)		11	10,199
FMG Resources August 2006 Pty. Ltd.(a)
4.50%, 09/15/27		15	13,506
5.88%, 04/15/30		5	4,487
6.13%, 04/15/32		178	157,108
Glencore Funding LLC(a)
2.50%, 09/01/30		101	78,454
6.38%, 10/06/30		136	133,238
Mineral Resources Ltd.(a)
8.13%, 05/01/27		40	38,914
9.25%, 10/01/28		94	94,000
Newmont Corp., 2.80%, 10/01/29		70	58,716
Nucor Corp., 3.13%, 04/01/32		70	56,552
Rain Carbon, Inc., 12.25%, 09/01/29(a)		120	122,100
Reliance Steel & Aluminum Co.
1.30%, 08/15/25		200	183,803
2.15%, 08/15/30		790	604,746
Rio Tinto Finance USA Ltd., 2.75%, 11/02/51		20	11,135
Rio Tinto Finance USA PLC, 5.13%, 03/09/53		340	292,818
Southern Copper Corp., 5.25%, 11/08/42		100	83,098
SunCoke Energy, Inc., 4.88%, 06/30/29(a)		60	50,220
Taseko Mines Ltd., 7.00%, 02/15/26(a)		4	3,628

			2,748,794

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Multi-Utilities — 0.0%
Dominion Energy South Carolina, Inc., 6.25%, 10/15/53	USD	15	$14,595
Public Service Electric and Gas Co., 5.45%, 08/01/53		208	187,698
WEC Energy Group, Inc., 5.60%, 09/12/26		50	49,698

			251,991

Oil, Gas & Consumable Fuels — 3.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75%, 03/01/27(a)		66	63,081
Antero Resources Corp.(a)
7.63%, 02/01/29		69	69,861
5.38%, 03/01/30		152	138,703
Apache Corp.
5.10%, 09/01/40		108	83,921
4.75%, 04/15/43		79	55,483
Canadian Natural Resources Ltd.
2.95%, 07/15/30		20	16,309
6.50%, 02/15/37		10	9,498
Cheniere Energy Partners LP
4.50%, 10/01/29		344	308,000
4.00%, 03/01/31		280	234,463
3.25%, 01/31/32		664	514,891
Chevron USA, Inc., 2.34%, 08/12/50(e)		40	21,183
Civitas Resources, Inc.(a)
5.00%, 10/15/26		5	4,678
8.38%, 07/01/28		122	122,752
8.63%, 11/01/30		15	15,267
8.75%, 07/01/31		121	122,121
CNX Resources Corp., 6.00%, 01/15/29(a)		101	92,613
Comstock Resources, Inc., 6.75%, 03/01/29(a)		100	91,002
ConocoPhillips Co., 3.80%, 03/15/52		5	3,406
Continental Resources, Inc., 4.90%, 06/01/44		5	3,531
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(a)		60	52,185
Crescent Energy Finance LLC(a)
7.25%, 05/01/26		25	24,202
9.25%, 02/15/28		140	141,003
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.75%, 04/01/25		21	20,738
7.38%, 02/01/31(a)		389	392,116
Devon Energy Corp., 5.60%, 07/15/41		47	39,898
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30(a)		5	4,874
Diamondback Energy, Inc.
3.25%, 12/01/26		938	874,291
3.50%, 12/01/29		953	833,691
3.13%, 03/24/31(e)		808	661,526
6.25%, 03/15/33		30	29,611
6.25%, 03/15/53		10	9,228
Enbridge, Inc., 5.70%, 03/08/33		125	116,879
Energy Transfer LP
6.05%, 12/01/26		200	199,591
6.40%, 12/01/30		40	39,567
5.75%, 02/15/33		173	162,179
6.55%, 12/01/33		355	350,317
6.50%, 02/01/42		118	109,081
5.35%, 05/15/45		65	51,078
5.40%, 10/01/47		40	31,414
6.00%, 06/15/48		152	129,238
6.25%, 04/15/49		321	282,470
5.00%, 05/15/50		698	523,351
EQT Corp.
3.13%, 05/15/26(a)		47	43,528

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
EQT Corp. (continued)
3.90%, 10/01/27	USD	685	$630,262
5.00%, 01/15/29		60	55,949
7.00%, 02/01/30		511	517,756
3.63%, 05/15/31(a)		26	21,408
Equinor ASA, 3.70%, 04/06/50		55	38,057
Exxon Mobil Corp., 3.45%, 04/15/51		125	82,138
Global Partners LP/GLP Finance Corp., 6.88%, 01/15/29		69	60,896
Hess Corp., 5.60%, 02/15/41		78	72,424
Kinder Morgan Energy Partners LP, 4.70%, 11/01/42		79	58,572
Kinder Morgan, Inc.
4.30%, 03/01/28		101	94,192
5.20%, 06/01/33		94	84,714
Marathon Oil Corp., 5.20%, 06/01/45		210	162,125
Marathon Petroleum Corp.
4.50%, 04/01/48		30	21,304
5.00%, 09/15/54		140	103,229
MPLX LP
4.00%, 03/15/28		200	183,223
4.50%, 04/15/38		145	112,963
4.70%, 04/15/48		450	325,303
4.95%, 03/14/52		168	124,506
5.65%, 03/01/53		300	246,765
4.90%, 04/15/58		40	28,157
New Fortress Energy, Inc.(a)
6.75%, 09/15/25		35	32,471
6.50%, 09/30/26		104	93,152
NGPL PipeCo LLC(a)
4.88%, 08/15/27		155	145,350
3.25%, 07/15/31		352	275,317
Noble Finance II LLC, 8.00%, 04/15/30(a)		20	19,988
Northwest Pipeline LLC, 4.00%, 04/01/27		406	380,987
Occidental Petroleum Corp.
7.88%, 09/15/31		25	26,766
6.45%, 09/15/36		26	25,253
0.00%, 10/10/36(f)		109	56,073
ONEOK, Inc.
5.85%, 01/15/26		190	189,811
5.55%, 11/01/26		200	197,584
5.65%, 11/01/28		300	292,740
3.40%, 09/01/29		100	85,566
6.10%, 11/15/32		100	96,365
6.05%, 09/01/33		200	191,671
5.20%, 07/15/48		31	23,985
7.15%, 01/15/51		130	127,128
6.63%, 09/01/53		73	68,222
Ovintiv, Inc., 5.65%, 05/15/25		1,018	1,012,427
PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 02/15/28		15	13,790
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/30(a)		51	49,215
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29		225	191,226
4.90%, 02/15/45		45	32,457
Sabine Pass Liquefaction LLC
5.63%, 03/01/25		260	258,299
5.88%, 06/30/26		269	266,992
5.00%, 03/15/27		272	261,953
5.90%, 09/15/37		100	95,834
Shell International Finance BV, 3.00%, 11/26/51		140	82,545
Sunoco LP/Sunoco Finance Corp., 7.00%, 09/15/28(a)		96	93,429

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Corp.
5.20%, 07/01/27	USD	273	$264,150
6.13%, 03/15/33		214	204,957
4.95%, 04/15/52		60	43,780
6.25%, 07/01/52		80	69,923
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.00%, 01/15/28		73	68,892
6.88%, 01/15/29		426	423,921
5.50%, 03/01/30		250	230,380
4.88%, 02/01/31		289	254,763
4.00%, 01/15/32		75	61,727
Texas Eastern Transmission LP, 3.50%, 01/15/28(a)		661	599,479
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26		105	108,408
4.00%, 03/15/28		159	146,299
4.60%, 03/15/48		65	48,911
3.95%, 05/15/50		127	86,046
Transocean, Inc.(a)
11.50%, 01/30/27		88	91,575
8.75%, 02/15/30		124	123,136
Valaris Ltd., 8.38%, 04/30/30(a)		30	29,437
Venture Global Calcasieu Pass LLC, 6.25%, 01/15/30(a)		99	93,392
Venture Global LNG, Inc.(a)
8.13%, 06/01/28		25	24,271
9.50%, 02/01/29		51	51,813
8.38%, 06/01/31		20	19,085
9.88%, 02/01/32		39	39,546
Viper Energy Partners LP, 5.38%, 11/01/27(a)		1,305	1,236,814
Viper Energy, Inc., 7.38%, 11/01/31(a)(e)		318	317,205
Western Midstream Operating LP
6.35%, 01/15/29		362	360,053
5.25%, 02/01/50		3	2,217
Williams Cos., Inc., 5.30%, 08/15/28		85	81,920

			19,885,458

Passenger Airlines(a) — 0.0%
United Airlines, Inc.
4.38%, 04/15/26		121	112,241
4.63%, 04/15/29		156	131,774

			244,015

Personal Care Products — 0.0%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 4.75%, 01/15/29(a)		55	48,688
Procter & Gamble Co., 1.20%, 10/29/30		50	37,824

			86,512

Pharmaceuticals — 0.5%
AbbVie, Inc.
3.80%, 03/15/25		300	292,032
4.55%, 03/15/35		215	189,018
4.50%, 05/14/35		348	304,013
4.25%, 11/21/49		150	112,573
Astrazeneca Finance LLC, 1.75%, 05/28/28		150	127,661
Bausch Health Cos., Inc.(a)
11.00%, 09/30/28		40	24,400
14.00%, 10/15/30(e)		50	26,928
Bristol-Myers Squibb Co.
3.40%, 07/26/29		200	179,435
2.55%, 11/13/50		80	42,631
3.90%, 03/15/62		370	241,895

Security	Par (000)		Value

Pharmaceuticals (continued)
Eli Lilly & Co.
4.88%, 02/27/53	USD	45	$39,000
4.95%, 02/27/63		70	59,619
Jazz Securities DAC, 4.38%, 01/15/29(a)		75	65,225
Johnson & Johnson, 2.45%, 09/01/60		45	23,094
Merck & Co., Inc.
1.90%, 12/10/28		220	186,144
5.00%, 05/17/53		60	51,238
2.90%, 12/10/61		50	26,886
5.15%, 05/17/63		270	230,067
Novartis Capital Corp., 2.75%, 08/14/50(e)		25	14,858
Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.13%, 04/30/31(a)		60	46,855
Pfizer Investment Enterprises Pte Ltd.
4.75%, 05/19/33(e)		256	235,265
5.30%, 05/19/53		384	335,941
5.34%, 05/19/63		30	25,700
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30		200	158,055
Zoetis, Inc., 5.60%, 11/16/32		65	63,011

			3,101,544

Professional Services — 0.1%
TriNet Group, Inc., 7.13%, 08/15/31(a)		64	61,876
Verisk Analytics, Inc.
4.13%, 03/15/29		200	183,065
5.50%, 06/15/45		40	33,843
3.63%, 05/15/50		35	22,364

			301,148

Real Estate Management & Development — 0.0%
CBRE Services, Inc., 2.50%, 04/01/31		50	37,640
Greystar Real Estate Partners LLC, 7.75%, 09/01/30(a)		50	49,125
Howard Hughes Corp., 4.13%, 02/01/29(a)		100	80,250

			167,015

Retail REITs — 0.0%
NNN REIT, Inc., 3.50%, 04/15/51		174	104,079

Semiconductors & Semiconductor Equipment — 0.5%
Analog Devices, Inc.
2.80%, 10/01/41		60	38,055
2.95%, 10/01/51(e)		35	20,506
Broadcom, Inc.(a)
4.00%, 04/15/29		175	156,318
4.15%, 04/15/32		75	63,458
2.60%, 02/15/33		279	202,427
3.42%, 04/15/33		600	466,515
3.47%, 04/15/34		99	75,432
3.14%, 11/15/35		340	239,835
3.19%, 11/15/36		350	242,396
4.93%, 05/15/37		194	161,684
3.50%, 02/15/41		50	33,254
3.75%, 02/15/51		215	137,090
Flex Ltd.
3.75%, 02/01/26		150	141,855
4.88%, 06/15/29		340	310,950
Honeywell International, Inc., 4.50%, 01/15/34		370	332,507
Jabil, Inc., 4.25%, 05/15/27		100	93,841
KLA Corp.
3.30%, 03/01/50		54	34,032
4.95%, 07/15/52		67	56,136
5.25%, 07/15/62		30	25,423
Marvell Technology, Inc., 5.75%, 02/15/29		50	48,607
Micron Technology, Inc., 6.75%, 11/01/29		25	25,122

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Semiconductors & Semiconductor Equipment (continued)
NCR Atleos Escrow Corp., 9.50%, 04/01/29(a)	USD	95	$93,122
NXP BV/NXP Funding LLC/NXP USA, Inc., 4.30%, 06/18/29		132	118,896
Texas Instruments, Inc., 1.75%, 05/04/30		260	207,264

			3,324,725

Software — 0.5%
Cloud Software Group, Inc., 6.50%, 03/31/29(a)		40	35,118
Electronic Arts, Inc., 2.95%, 02/15/51		25	14,359
Intuit, Inc.
5.20%, 09/15/33		500	475,634
5.50%, 09/15/53		100	90,970
Microsoft Corp., 2.68%, 06/01/60(e)		260	143,768
MSCI, Inc.(a)
3.88%, 02/15/31		372	307,048
3.63%, 11/01/31		15	11,909
3.25%, 08/15/33		277	204,946
Oracle Corp.
5.80%, 11/10/25		85	84,983
4.50%, 05/06/28		35	33,116
6.15%, 11/09/29		65	65,235
4.65%, 05/06/30		185	169,602
2.88%, 03/25/31		150	120,234
4.90%, 02/06/33		70	62,860
3.60%, 04/01/40		305	209,429
3.65%, 03/25/41		660	449,436
4.13%, 05/15/45		256	177,332
4.00%, 07/15/46		244	163,938
4.00%, 11/15/47		92	61,165
3.60%, 04/01/50		60	36,766
5.55%, 02/06/53		145	120,465
3.85%, 04/01/60		65	39,013
4.10%, 03/25/61		430	269,700
Roper Technologies, Inc., 1.00%, 09/15/25		50	45,798

			3,392,824

Specialized REITs — 0.0%
Public Storage Operating Co., 5.35%, 08/01/53		100	86,081

Specialty Retail — 0.1%
Academy Ltd., 6.00%, 11/15/27(a)		98	92,255
AutoZone, Inc.
5.05%, 07/15/26		125	122,876
6.25%, 11/01/28		150	151,512
Gap, Inc., 3.63%, 10/01/29(a)		125	95,503
Lowe’s Cos., Inc.
2.63%, 04/01/31		90	71,086
2.80%, 09/15/41		227	137,879
5.80%, 09/15/62		40	33,893

			705,004

Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
2.38%, 02/08/41		105	66,993
3.95%, 08/08/52		55	40,776
4.10%, 08/08/62		230	168,659
Dell International LLC/EMC Corp.
4.90%, 10/01/26		178	173,249
5.25%, 02/01/28		63	61,567
Hewlett Packard Enterprise Co.
5.90%, 10/01/24		45	44,919

Security	Par (000)		Value

Technology Hardware, Storage & Peripherals (continued)
Hewlett Packard Enterprise Co. (continued)
6.10%, 04/01/26	USD	40	$39,952
5.25%, 07/01/28		75	72,419

			668,534

Textiles, Apparel & Luxury Goods — 0.1%
Tapestry, Inc., 3.05%, 03/15/32		485	347,979

Tobacco — 0.9%
Altria Group, Inc.
4.80%, 02/14/29		135	126,440
2.45%, 02/04/32		434	316,709
6.88%, 11/01/33		165	163,569
3.40%, 02/04/41		829	508,012
4.50%, 05/02/43		19	13,412
3.70%, 02/04/51		290	168,960
4.00%, 02/04/61		50	30,139
BAT Capital Corp.
6.34%, 08/02/30		230	223,218
6.42%, 08/02/33		100	94,233
3.73%, 09/25/40		80	50,732
7.08%, 08/02/43		290	264,385
4.76%, 09/06/49		6	3,989
3.98%, 09/25/50		82	48,244
7.08%, 08/02/53		451	402,522
BAT International Finance PLC
1.67%, 03/25/26		200	180,114
5.93%, 02/02/29		200	194,482
Philip Morris International, Inc.
4.88%, 02/15/28		532	511,237
5.63%, 11/17/29		215	210,399
1.75%, 11/01/30(e)		50	37,463
5.75%, 11/17/32		345	329,613
5.38%, 02/15/33		670	619,011
5.63%, 09/07/33		90	84,492
4.25%, 11/10/44		950	685,151
Reynolds American, Inc., 5.85%, 08/15/45		59	46,122

			5,312,648

Transportation Infrastructure — 0.1%
FedEx Corp., 5.25%, 05/15/50		80	66,456
Penske Truck Leasing Co. LP/PTL Finance Corp., 6.05%, 08/01/28(a)		289	283,534
Ryder System, Inc.
5.65%, 03/01/28(e)		15	14,653
5.25%, 06/01/28		10	9,625
United Parcel Service, Inc., 5.30%, 04/01/50(e)		25	22,420

			396,688

Water Utilities — 0.0%
American Water Capital Corp.
2.30%, 06/01/31		35	27,211
4.45%, 06/01/32		90	80,969

			108,180

Wireless Telecommunication Services — 0.4%
Sprint LLC
7.13%, 06/15/24		244	245,236
7.63%, 02/15/25		170	172,419
7.63%, 03/01/26		1,272	1,306,513

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
T-Mobile U.S., Inc.
3.50%, 04/15/25	USD	100	$96,612
4.80%, 07/15/28		100	95,146
3.88%, 04/15/30		246	214,193
5.65%, 01/15/53		70	60,504
3.60%, 11/15/60		230	133,800
5.80%, 09/15/62		400	344,690

			2,669,113

Total Corporate Bonds — 22.2% (Cost: $143,557,773)			139,140,262

Foreign Agency Obligations

Canada — 0.0%
Canada Government International Bond, 2.88%, 04/28/25		35	33,768
Province of Alberta Canada, 1.30%, 07/22/30		10	7,750
Province of Ontario Canada
3.10%, 05/19/27		15	14,040
2.13%, 01/21/32		35	27,709
Province of Quebec Canada
0.60%, 07/23/25		25	23,051
2.50%, 04/20/26		10	9,384
1.90%, 04/21/31		10	7,955
4.50%, 09/08/33		15	13,963
Series PD, 7.50%, 09/15/29		10	11,144

			148,764

Chile — 0.1%
Chile Government International Bond
3.50%, 01/25/50		200	126,100
4.00%, 01/31/52		200	137,500

			263,600

Indonesia — 0.1%
Indonesia Government International Bond
2.85%, 02/14/30		200	169,048
4.65%, 09/20/32		450	411,332

			580,380

Mexico — 0.1%
Mexico Government International Bond
2.66%, 05/24/31		200	155,700
3.50%, 02/12/34		405	308,205
6.34%, 05/04/53		200	173,300

			637,205

Panama — 0.1%
Panama Government International Bond
3.88%, 03/17/28		200	179,200
3.30%, 01/19/33		200	146,800

			326,000

Peru — 0.0%
Peruvian Government International Bond, 3.55%, 03/10/51		250	156,375

Philippines — 0.0%
Philippines Government International Bond, 3.00%, 02/01/28		200	180,230

Security	Par (000)		Value

Uruguay — 0.0%
Uruguay Government International Bond
4.38%, 10/27/27	USD	30	$29,630
5.10%, 06/18/50		30	25,860

			55,490

Total Foreign Agency Obligations — 0.4% (Cost: $2,528,683)			2,348,044

Municipal Bonds

California — 0.2%
Bay Area Toll Authority, RB, BAB
Series F-2, 6.26%, 04/01/49		100	103,138
Series S-1, 7.04%, 04/01/50		40	45,344
Los Angeles Department of Water & Power, RB, BAB, 6.60%, 07/01/50		100	106,728
Los Angeles Unified School District, GO, BAB
Series KR, 5.75%, 07/01/34		30	29,661
Series RY, 6.76%, 07/01/34		50	52,758
Regents of the University of California Medical Center Pooled Revenue, RB, Series N, 3.26%, 05/15/60		50	28,884
State of California, GO, BAB
7.55%, 04/01/39		150	169,459
7.35%, 11/01/39		100	109,819
State of California, Refunding GO, 4.60%, 04/01/38		100	87,037
University of California, RB, Series AD, 4.86%, 05/15/2112		120	92,628

			825,456

Connecticut — 0.0%
State of Connecticut, GO, Series A, 5.85%, 03/15/32		50	50,069

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, Refunding RB, Series D, Subordinate Lien, 3.21%, 10/01/48		75	50,058

Illinois — 0.1%
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, RB, Series B, 6.90%, 12/01/40		50	52,128
State of Illinois, GO, 5.10%, 06/01/33		245	227,445

			279,573

Louisiana — 0.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Class A, 4.15%, 02/01/33		60	55,597

Massachusetts — 0.0%
Commonwealth of Massachusetts, GO, Series H, 2.90%, 09/01/49		50	30,854
Commonwealth of Massachusetts, Refunding GO, Series D, 2.66%, 09/01/39		49	35,669
Massachusetts School Building Authority, Refunding RB, Series C, 2.95%, 05/15/43		50	33,013
Massachusetts Water Resources Authority, Refunding RB, Series C, 2.82%, 08/01/41		90	63,825

			163,361

Michigan — 0.0%
University of Michigan, RB, Series B, 2.56%, 04/01/50		100	56,518

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

New Jersey — 0.0%
New Jersey Turnpike Authority, RB, BAB, Series F, 7.41%, 01/01/40	USD	80	$89,833

New York — 0.1%
City of New York, GO, BAB
Series B-1, 5.83%, 10/01/53		15	14,720
Series F-1, 6.27%, 12/01/37		75	76,472
Metropolitan Transportation Authority, RB, BAB, 6.67%, 11/15/39		40	40,066
Metropolitan Transportation Authority, Refunding RB, Series C-2, 5.18%, 11/15/49		50	41,857
New York City Municipal Water Finance Authority, RB, BAB, 5.95%, 06/15/42		50	49,042
New York City Municipal Water Finance Authority, Refunding RB, 5.88%, 06/15/44		20	19,420
New York City Municipal Water Finance Authority, Refunding RB, BAB, 6.01%, 06/15/42		10	9,872
New York State Urban Development Corp., RB, BAB, 5.77%, 03/15/39		50	49,333
Port Authority of New York & New Jersey, RB
165th Series, 5.65%, 11/01/40		30	28,589
168th Series, 4.93%, 10/01/51		70	59,703

			389,074

Ohio — 0.0%
American Municipal Power, Inc., RB, BAB, 5.94%, 02/15/47		50	48,124

Pennsylvania — 0.0%
Commonwealth Financing Authority, RB, Series A, 3.86%, 06/01/38		50	41,381
Pennsylvania State University, Refunding RB, Series D, 2.79%, 09/01/43		50	33,400

			74,781

Texas — 0.0%
Board of Regents of the University of Texas System, RB, BAB, Series C, 4.79%, 08/15/46		50	44,804
Dallas Fort Worth International Airport, Refunding RB, 2.84%, 11/01/46		50	32,265
State of Texas, GO, BAB, 5.52%, 04/01/39		35	33,565

			110,634

Total Municipal Bonds — 0.4% (Cost: $2,350,463)			2,193,078

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 1.9%
Ajax Mortgage Loan Trust(a)(g)
4.25%, 10/25/62		142	130,908
3.50%, 05/25/63		240	218,713
Series 2021-C, Class A, 2.12%, 01/25/61		53	49,129
Alternative Loan Trust
Series 2006-OC7, Class 2A3, (1-mo. Term SOFR + 0.61%), 5.94%, 07/25/46(b)		172	151,145
Series 2007-19, Class 1A34, 6.00%, 08/25/37		290	141,648
Barclays Mortgage Trust, Series 2021-NPL1, Class A, 2.00%, 11/25/51(a)(g)		133	118,792
CHL Mortgage Pass-Through Trust, Series 2007-3, Class A17, 6.00%, 04/25/37		159	73,335
Connecticut Avenue Securities Trust(a)(b)
Series 2020-R01, Class 1M2, (30-day Avg SOFR + 2.16%), 7.49%, 01/25/40		440	443,997

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust(a)(b) (continued)
Series 2021-R01, Class 1M2, (30-day Avg SOFR + 1.55%), 6.87%, 10/25/41	USD	100	$99,074
Series 2022-R01, Class 1M1, (30-day Avg SOFR + 1.00%), 6.32%, 12/25/41		379	376,551
Series 2022-R01, Class 1M2, (30-day Avg SOFR + 1.90%), 7.22%, 12/25/41		350	344,754
Series 2022-R02, Class 2M1, (30-day Avg SOFR + 1.20%), 6.52%, 01/25/42		870	866,850
Series 2022-R04, Class 1M1, (30-day Avg SOFR + 2.00%), 7.32%, 03/25/42		396	398,004
Series 2022-R06, Class 1M1, (30-day Avg SOFR + 2.75%), 8.07%, 05/25/42		288	294,798
Series 2023-R02, Class 1M2, (30-day Avg SOFR + 3.35%), 8.67%, 01/25/43		80	82,056
Credit Suisse Mortgage Trust, Series 2022-NQM4, Class A2, 4.82%, 06/25/67(a)(g)		144	135,712
Fannie Mae Connecticut Avenue Securities(b)
Series 2017-C07, Class 1EB2, (30-day Avg SOFR + 1.11%), 6.44%, 05/25/30		185	184,937
Series 2021-R02, Class 2M1, (30-day Avg SOFR + 0.90%), 6.22%, 11/25/41(a)		349	347,849
Series 2021-R02, Class 2M2, (30-day Avg SOFR + 2.00%), 7.32%, 11/25/41(a)		550	539,742
Fannie Mae Mortgage-Backed Securities, Series 2023- R03, Class 2M1, (30-day Avg SOFR + 2.50%), 7.82%, 04/25/43(a)(b)		266	268,623
Freddie Mac(b)
Series 2016-DNA4, Class M3, (30-day Avg SOFR + 3.91%), 9.24%, 03/25/29		132	138,057
Series 2021-HQA4, Class M1, (30-day Avg SOFR + 0.95%), 6.27%, 12/25/41(a)		824	812,187
Freddie Mac STACR REMIC Trust(a)(b)
Series 2020-DNA1, Class M2, (30-day Avg SOFR + 1.81%), 7.14%, 01/25/50		64	63,512
Series 2020-DNA5, Class M2, (30-day Avg SOFR + 2.80%), 8.12%, 10/25/50		557	564,187
Series 2020-HQA2, Class M2, (30-day Avg SOFR + 3.21%), 8.54%, 03/25/50		446	461,416
Series 2021-DNA1, Class B1, (30-day Avg SOFR + 2.65%), 7.97%, 01/25/51		200	195,252
Series 2021-DNA3, Class M1, (30-day Avg SOFR + 0.75%), 6.07%, 10/25/33		187	186,801
Series 2021-DNA5, Class B1, (30-day Avg SOFR + 3.05%), 8.37%, 01/25/34		250	250,000
Series 2021-DNA6, Class B1, (30-day Avg SOFR + 3.40%), 8.72%, 10/25/41		350	351,750
Series 2021-DNA7, Class B1, (30-day Avg SOFR + 3.65%), 8.97%, 11/25/41		294	297,712
Series 2022-DNA4, Class M1A, (30-day Avg SOFR + 2.20%), 7.52%, 05/25/42		353	357,872
Series 2022-HQA1, Class M1A, (30-day Avg SOFR + 2.10%), 7.42%, 03/25/42		375	378,211
Series 2022-HQA1, Class M2, (30-day Avg SOFR + 5.25%), 10.57%, 03/25/42		250	262,422
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
Series 2017-DNA1, Class M2, (30-day Avg SOFR + 3.36%), 8.69%, 07/25/29		357	368,939
Series 2017-HQA1, Class M2, (30-day Avg SOFR + 3.66%), 8.99%, 08/25/29		118	123,334

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes(b) (continued)
Series 2021-DNA2, Class B1, (30-day Avg SOFR + 3.40%), 8.72%, 08/25/33(a)	USD	205	$208,896
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, (1-mo. Term SOFR + 0.46%), 5.79%, 03/25/35(a)(b)		159	137,591
Mill City Mortgage Loan Trust, Series 2023-NQM1, Class A1, 6.05%, 10/25/67(a)(g)		142	138,977
PRKCM Trust(a)
Series 2022-AFC1, Class A1A, 4.10%, 04/25/57(b)		97	87,331
Series 2023-AFC1, Class A1, 6.60%, 02/25/58(g)		131	129,343
PRPM LLC(a)
Series 2022-1, Class A1, 3.72%, 02/25/27(g)		140	132,734
Series 2023-1, Class A1, 6.88%, 02/25/28(b)		141	140,037
RALI Trust, Series 2007-QH3, Class A1, (1-mo. Term SOFR + 0.43%), 5.76%, 04/25/37(b)		158	135,070
RFMSI Trust, Series 2007-SA4, Class 3A1, 5.25%, 10/25/37(b)		263	156,616
TVC Mortgage Trust, 8.25%, 11/25/27(a)(g)		175	174,049
Verus Securitization Trust, Series 2023-INV1, Class M1, 7.60%, 02/25/68(a)(b)		120	117,682
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2005-9, Class 5A1, 5.50%, 11/25/35		174	125,378
Series 2006-6, Class 3CB1, 7.00%, 08/25/36		358	141,897
Series 2007-5, Class A6, 6.00%, 06/25/37		168	139,309
Series 2007-OA3, Class 5A, (12-mo. MTA + 1.25%), 6.05%, 04/25/47(b)		98	79,955

			12,123,134

Commercial Mortgage-Backed Securities — 1.3%
ACREC LLC, Series 2023-FL2, Class A, (1-mo. Term SOFR + 2.23%), 7.56%, 02/19/38(a)(b)		150	149,672
Banc of America Funding Trust, (1-mo. Term SOFR + 0.29%), 5.62%, 04/25/37(b)		234	188,797
Bank
Series 2019-BN19, Class A3, 3.18%, 08/15/61		250	206,969
Series 2019-BN20, Class A3, 3.01%, 09/15/62		250	204,384
Series 2022-BNK41, Class A4, 3.79%, 04/15/65(b)		150	125,094
Series BN37, Class A4, 2.37%, 11/15/64		350	263,259
BBCMS Mortgage Trust
6.80%, 11/15/56(b)(c)		230	237,821
Class A5, 5.45%, 04/15/56		40	37,533
Beast Mortgage Trust, Series 2021-SSCP, Class A, (1-mo. Term SOFR + 0.86%), 6.20%, 04/15/36(a)(b)		150	146,238
Benchmark Mortgage Trust
Series 2015-CR25, Class A4, 3.76%, 08/10/48		460	439,503
Series 2021-B29, Class A5, 2.39%, 09/15/54		60	45,345
BMO Mortgage Trust(b)
0.73%, 06/15/56		349	17,351
7.05%, 11/15/56(c)		120	123,773
7.24%, 11/15/56(c)		140	139,573
BX Commercial Mortgage Trust(a)(b)
Series 2019-XL, Class A, (1-mo. Term SOFR + 1.03%), 6.37%, 10/15/36		217	216,079
Series 2020-VKNG, Class A, (1-mo. Term SOFR + 1.04%), 6.38%, 10/15/37		179	176,825
Series 2021-VIV5, Class A, 2.84%, 03/09/44		140	111,145
Series 2022-CSMO, Class B, (1-mo. Term SOFR + 3.14%), 8.48%, 06/15/27		234	233,707

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
BX Commercial Mortgage Trust(a)(b) (continued)
Series 2022-LP2, Class A, (1-mo. Term SOFR + 1.01%), 6.35%, 02/15/39	USD	122	$117,933
BX Trust(a)
Series 2019-OC11, Class A, 3.20%, 12/09/41		87	71,791
Series 2021-ARIA, Class A, (1-mo. Term SOFR + 1.01%), 6.35%, 10/15/36(b)		150	145,120
Series 2021-ARIA, Class C, (1-mo. Term SOFR + 1.76%), 7.09%, 10/15/36(b)		140	133,861
Series 2021-MFM1, Class A, (1-mo. Term SOFR + 0.81%), 6.15%, 01/15/34(b)		165	161,957
Series 2022-IND, Class A, (1-mo. Term SOFR + 1.49%), 6.83%, 04/15/37(b)		112	110,511
Series 2022-LBA6, Class A, (1-mo. Term SOFR + 1.00%), 6.33%, 01/15/39(b)		150	146,335
Series 2023, Class A, (1-mo. Term SOFR + 2.69%), 8.02%, 05/15/38(b)		140	140,131
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class A, (1-mo. Term SOFR + 1.12%), 6.45%, 12/15/37(a)(b)		100	99,245
CENT Trust, (1-mo. Term SOFR + 2.62%), 7.94%, 09/15/28(a)(b)		34	34,106
CHL Mortgage Pass-Through Trust, 5.88%, 01/25/38		140	60,555
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class AS, 3.57%, 02/10/48		75	71,425
Cold Storage Trust, Series 2020-ICE5, Class A, (1-mo. Term SOFR + 1.01%), 6.35%, 11/15/37(a)(b)		149	147,751
Credit Suisse Mortgage Capital Certificates Trust(a)(b)
Series 2019-ICE4, Class A, (1-mo. Term SOFR + 1.03%), 6.36%, 05/15/36		150	149,058
Series 2019-ICE4, Class B, (1-mo. Term SOFR + 1.28%), 6.61%, 05/15/36		100	99,205
CSMC, Series 2021-BHAR, Class A, (1-mo. Term SOFR + 1.26%), 6.60%, 11/15/38(a)(b)		300	295,301
CSMC 2020-RPL2 Trust, 3.52%, 02/25/60(a)(b)		73	71,601
Extended Stay America Trust, Series 2021-ESH, Class A, (1-mo. Term SOFR + 1.19%), 6.53%, 07/15/38(a)(b)		142	140,442
GITSIT Mortgage Loan Trust, 8.35%, 05/25/53(a)(g)		58	57,676
GS Mortgage Securities Corp II, 7.68%, 09/10/38(a)(b)		100	96,268
GS Mortgage Securities Trust
Series 2017-GS8, Class A4, 3.47%, 11/10/50		300	269,026
Series 2019-GSA1, Class AS, 3.34%, 11/10/52		190	153,751
IMPAC Secured Assets Corp., Series 2006-2, Class 1A2B, (1-mo. Term SOFR + 0.45%), 5.78%, 08/25/36(b)		105	100,055
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 08/15/49		133	120,274
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class A3, 3.12%, 06/13/52		40	33,447
MED Trust, Series 2021, Class F, (1-mo. Term SOFR + 4.11%), 9.45%, 11/15/38(a)(b)		239	225,089
MHC Commercial Mortgage Trust, Series 2021-MHC, Class A, (1-mo. Term SOFR + 0.92%), 6.25%, 04/15/38(a)(b)		138	136,207
Morgan Stanley Capital I Trust, Series 2016-UB11, Class A4, 2.78%, 08/15/49		305	275,456
Reperforming Loan REMIC Trust, (1-mo. Term SOFR + 0.47%), 5.80%, 03/25/35(a)(b)		214	192,250
Sequoia Mortgage Trust(a)(b) Series 2017-CH1, Class B3, 4.52%, 08/25/47		144	128,823

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Sequoia Mortgage Trust(a)(b) (continued)
Series 2017-CH2, Class B3, 4.49%, 12/25/47	USD	150	$130,626
SREIT Trust, Series 2021-MFP, Class A, (1-mo. Term SOFR + 0.85%), 6.18%, 11/15/38(a)(b)		150	146,758
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1-mo. Term SOFR + 2.19%), 7.52%, 05/15/37(a)(b)		150	147,703
Velocity Commercial Capital LO VCC, 7.03%, 05/25/53(a)(b)		148	142,985
Wells Fargo Commercial Mortgage Trust
Series 2017-C40, Class A4, 3.58%, 10/15/50		200	181,312
Series 2021-C60, Class D, 2.34%, 08/15/54		150	113,987
WFRBS Commercial Mortgage Trust, Series 2014-C25, Class A5, 3.63%, 11/15/47		300	290,075

			8,201,164

Total Non-Agency Mortgage-Backed Securities — 3.2% (Cost: $20,512,022)			20,324,298

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.3%
Ginnie Mae Mortgage-Backed Securities, 2.50%, 01/20/53		233	185,548
Uniform Mortgage-Backed Securities
2.00%, 06/01/36 - 01/01/52		1,960	1,459,608
3.00%, 04/01/37 - 06/01/51		2,155	1,770,030
4.00%, 01/01/47 - 06/01/52		1,830	1,612,190
6.00%, 10/01/52 - 08/01/53		641	626,090
5.50%, 03/01/53 - 08/01/53		806	764,830
5.00%, 04/01/53 - 10/01/53		825	761,904
4.50%, 08/01/53		706	632,858

			7,813,058

Collateralized Mortgage Obligations — 0.2%
Fannie Mae Connecticut Avenue Securities, Series 2015-C04, Class 1M2, (30-day Avg SOFR + 5.81%), 11.14%, 04/25/28(b)		243	258,287
Fannie Mae REMICS, 3.00%, 02/25/52		79	12,648
Fannie Mae Strip, 3.00%, 10/15/52		373	62,067
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2, (30-day Avg SOFR + 1.91%), 7.24%, 07/25/30(b)		831	837,423
Reperforming Loan REMIC Trust, Series 2005-R1, Class 1AF1, (1-mo. Term SOFR + 0.47%), 5.80%, 03/25/35(a)(b)		35	31,625

			1,202,050

Commercial Mortgage-Backed Securities — 0.0%
Fannie Mae Interest Strip, 3.00%, 03/25/50		189	32,739
Fannie Mae REMICS, Series 2021-31, Class IB, 4.00%, 06/25/51		59	11,603
Freddie Mac, Series 2021-HQA4, Class M2, (30-day Avg SOFR + 2.35%), 7.67%, 12/25/41(a)(b)		250	242,187

			286,529

Mortgage-Backed Securities — 30.5%
Fannie Mae, Series 2021-M4, Class A2, 1.46%, 02/25/31(b)		150	113,848
Fannie Mae Mortgage-Backed Securities
2.50%, 01/01/37		472	412,089
3.50%, 03/01/52		937	783,005
5.50%, 03/01/53		591	563,009

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
Fannie Mae Mortgage-Backed Securities (continued)
4.50%, 04/01/53	USD	296	$265,030
Freddie Mac Mortgage-Backed Securities, 3.50%, 04/01/48		69	58,666
Ginnie Mae Mortgage-Backed Securities(h)
3.50%, 09/20/48 - 11/20/53		4,901	4,183,960
4.50%, 03/20/49 - 11/20/53		2,711	2,453,786
3.00%, 07/20/50 - 11/20/53		6,400	5,276,617
2.00%, 02/20/51 - 11/20/53		8,062	6,217,637
2.50%, 10/20/51 - 11/20/53		8,135	6,479,156
4.00%, 02/20/53 - 11/20/53		3,167	2,783,346
5.50%, 02/20/53 - 11/20/53		1,796	1,717,040
5.00%, 11/20/53		2,444	2,273,970
6.00%, 11/20/53		1,158	1,134,464
6.50%, 11/20/53		541	539,751
Uniform Mortgage-Backed Securities(h)
2.50%, 01/01/35 - 11/13/53		32,316	25,215,623
2.00%, 05/01/36 - 11/13/53		53,338	40,402,929
1.50%, 12/01/36 - 11/13/53		4,205	3,184,346
3.00%, 06/01/37 - 11/13/53		25,352	20,496,645
3.50%, 11/15/38 - 11/13/53		10,594	8,902,736
4.00%, 11/15/38 - 11/13/53		14,974	13,022,660
4.50%, 11/15/38 - 11/13/53		8,525	7,631,018
5.00%, 12/01/52 - 11/13/53		19,371	17,857,818
5.50%, 01/01/53 - 11/13/53		8,973	8,510,885
6.00%, 11/13/53		6,890	6,704,404
6.50%, 11/13/53		2,727	2,710,370
7.00%, 11/13/53		787	795,423

			190,690,231

Total U.S. Government Sponsored Agency Securities — 32.0% (Cost: $204,632,510)			199,991,868

U.S. Treasury Obligations
U.S. Treasury Bonds
4.50%, 08/15/39		895	829,962
1.13%, 05/15/40 - 08/15/40		2,944	1,596,891
4.38%, 05/15/40 - 08/15/43		4,697	4,199,161
1.88%, 02/15/41 - 11/15/51		2,172	1,273,362
4.75%, 02/15/41		3,250	3,076,328
3.13%, 11/15/41 - 05/15/48		6,247	4,515,903
2.38%, 02/15/42 - 05/15/51		981	603,115
4.00%, 11/15/42 - 11/15/52		4,675	3,946,412
3.88%, 02/15/43		794	660,137
2.88%, 05/15/43 - 05/15/52		1,233	834,547
3.63%, 08/15/43 - 05/15/53		1,556	1,220,146
3.75%, 11/15/43		4,406	3,575,916
3.00%, 02/15/47 - 08/15/52(e)		6,085	4,209,609
3.38%, 11/15/48		100	74,012
2.25%, 08/15/49		500	292,031
1.38%, 08/15/50		518	235,811
1.63%, 11/15/50		445	217,963
4.13%, 08/15/53		6,510	5,569,102
U.S. Treasury Notes
4.25%, 12/31/24		2,550	2,517,428
4.13%, 01/31/25 - 11/15/32		2,908	2,831,872
1.50%, 02/15/25		800	762,188
3.88%, 03/31/25 - 08/15/33		24,835	23,811,247
2.63%, 04/15/25 - 05/31/27		5,611	5,229,823
0.38%, 04/30/25 - 09/30/27		3,821	3,516,490
2.75%, 05/15/25 - 08/15/32		1,087	1,005,876

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

U.S. Treasury Obligations (continued)
U.S. Treasury Notes (continued)
2.88%, 06/15/25 - 05/15/32	USD	16,370	$14,990,788
0.25%, 06/30/25 - 10/31/25		7,342	6,700,931
5.00%, 08/31/25 - 10/31/25		35,500	35,445,801
3.50%, 09/15/25 - 04/30/30		1,562	1,516,794
4.00%, 12/15/25 - 10/31/29		3,294	3,173,001
1.63%, 02/15/26 - 05/15/31		6,926	6,286,034
0.50%, 02/28/26 - 08/31/27		2,054	1,788,214
3.75%, 04/15/26 - 05/31/30		321	303,788
0.88%, 06/30/26		812	731,498
4.50%, 07/15/26		401	396,614
0.63%, 07/31/26 - 08/15/30		1,115	910,092
4.63%, 10/15/26 - 09/30/28		23,639	23,461,565
3.63%, 03/31/28 - 03/31/30		2,006	1,909,133
4.88%, 10/31/28 - 10/31/30		15,080	15,078,353
1.38%, 12/31/28		2,060	1,732,814
1.25%, 08/15/31		1,780	1,363,369
3.38%, 05/15/33		412	364,298

Total U.S. Treasury Obligations — 30.8% (Cost: $198,294,424)			192,758,419

Total Long-Term Investments — 93.3% (Cost: $598,741,723)			583,607,552

	Shares

Short-Term Securities

Money Market Funds — 10.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(i)(j)(k)		3,159,236	3,160,500
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.24%(i)(j)		64,574,018	64,574,018

			67,734,518

	Par (000)

U.S. Treasury Obligations — 2.6%
U.S. Treasury Bills(l)
5.56%, 03/28/24	USD	13,050	12,764,403
5.58%, 04/04/24		1,200	1,172,533
5.47%, 04/18/24		2,500	2,437,502

			16,374,438

Total Short-Term Securities — 13.5% (Cost: $84,107,631)			84,108,956

Options Purchased — 0.1% (Cost: $519,974)			422,159

Total Investments Before TBA Sale Commitments and Options Written — 106.9% (Cost: $683,369,328)			668,138,667

Security	Par (000)		Value

TBA Sale Commitments(h)

Mortgage-Backed Securities — (4.3)%
Uniform Mortgage-Backed Securities
2.00%, 11/13/53	USD	(7,275)	$(5,341,442)
2.50%, 11/13/53 - 12/13/53		(3,266)	(2,505,956)
3.00%, 11/13/53		(6,057)	(4,845,500)
3.50%, 11/13/53		(392)	(326,391)
4.00%, 11/13/53 - 12/13/53		(7,589)	(6,556,847)
4.50%, 11/13/53		(706)	(630,370)
5.00%, 11/13/53		(1,973)	(1,818,859)
5.50%, 11/13/53		(186)	(176,409)
6.00%, 11/13/53		(465)	(452,461)
6.50%, 11/13/53		(3,258)	(3,238,132)
7.00%, 11/13/53		(787)	(795,423)

Total TBA Sale Commitments — (4.3)% (Proceeds: $(26,689,492))			(26,687,790)

Options Written — (0.1)% (Premiums Received: $(446,542))			(412,716)

Total Investments, Net of TBA Sale Commitments and Options Written — 102.5% (Cost: $656,233,294)			641,038,161

Liabilities in Excess of Other Assets — (2.5)%			(15,346,893)

Net Assets — 100.0%			$625,691,268

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	When-issued security.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	All or a portion of this security is on loan.
(f)	Zero-coupon bond.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Represents or includes a TBA transaction.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(l)	Rates are discount rates or a range of discount rates as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 01/18/23	(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—		$3,160,108	(b)	$—	$—	$392	$3,160,500	3,159,236	$4,800	(c)	$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—		64,574,018	(b)	—	—	—	64,574,018	64,574,018	1,751,973		—
iShares iBoxx $ High Yield Corporate Bond ETF(d)	—		607,964		(616,051)	8,087	—	—	—	—		—
iShares iBoxx $ Investment Grade Corporate Bond ETF(d)	—		1,717,438		(1,711,347)	(6,091)	—	—	—	5,580		—

						$1,996	$392	$67,734,518		$1,762,353		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Euro Bund	53	12/07/23	$7,234	$(36,842)
10-Year Australian Treasury Bonds	19	12/15/23	1,305	(51,253)
10-Year U.S. Treasury Note	261	12/19/23	27,674	(387,818)
10-Year U.S. Ultra Long Treasury Note	64	12/19/23	6,947	(13,900)
U.S. Long Bond	59	12/19/23	6,427	(100,492)
Ultra U.S. Treasury Bond	134	12/19/23	14,954	(568,736)
2-Year U.S. Treasury Note	38	12/29/23	7,693	(80)
5-Year U.S. Treasury Note	647	12/29/23	67,576	(259,884)

				(1,419,005)

Short Contracts
Euro OAT	29	12/07/23	3,783	35,854
10-Year Japanese Government Treasury Bonds	2	12/13/23	1,897	9,694
10-Year Canadian Bond	87	12/18/23	7,210	64,723
10-Year U.S. Treasury Note	29	12/19/23	3,075	25,215
10-Year U.S. Ultra Long Treasury Note	9	12/19/23	977	20,103
U.S. Long Bond	18	12/19/23	1,961	199,004
Ultra U.S. Treasury Bond	6	12/19/23	670	14,965
Long Gilt	38	12/27/23	4,303	41,285
2-Year U.S. Treasury Note	31	12/29/23	6,276	12,394
5-Year U.S. Treasury Note	152	12/29/23	15,876	51,490

				474,727

				$(944,278)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	90,000	USD	56,922	Barclays Bank PLC	12/20/23	$262
AUD	90,000	USD	56,922	Barclays Bank PLC	12/20/23	262
AUD	60,000	USD	37,933	Morgan Stanley & Co. International PLC	12/20/23	189

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	270,000	USD	170,451	Morgan Stanley & Co. International PLC	12/20/23	$1,099
BRL	730,000	USD	142,936	BNP Paribas SA	12/20/23	1,066
BRL	890,000	USD	174,168	Morgan Stanley & Co. International PLC	12/20/23	1,396
CHF	40,000	USD	44,202	Barclays Bank PLC	12/20/23	9
CHF	20,000	USD	22,101	BNP Paribas SA	12/20/23	4
CHF	60,000	USD	66,117	Morgan Stanley & Co. International PLC	12/20/23	199
CHF	60,000	USD	66,037	Morgan Stanley & Co. International PLC	12/20/23	280
CHF	90,000	USD	98,312	Morgan Stanley & Co. International PLC	12/20/23	1,162
CHF	220,000	USD	242,781	Morgan Stanley & Co. International PLC	12/20/23	378
CLP	3,000,000	USD	3,170	Barclays Bank PLC	12/20/23	173
CLP	14,000,000	USD	15,394	Barclays Bank PLC	12/20/23	205
CLP	14,000,000	USD	15,024	Morgan Stanley & Co. International PLC	12/20/23	575
COP	170,000,000	USD	39,410	Barclays Bank PLC	12/20/23	1,454
COP	60,000,000	USD	14,096	Goldman Sachs International	12/20/23	326
COP	70,000,000	USD	16,160	Goldman Sachs International	12/20/23	667
COP	80,000,000	USD	18,501	Goldman Sachs International	12/20/23	729
COP	270,000,000	USD	64,430	Goldman Sachs International	12/20/23	471
COP	140,000,000	USD	32,649	Morgan Stanley & Co. International PLC	12/20/23	1,003
CZK	4,100,000	USD	175,027	BNP Paribas SA	12/20/23	1,364
CZK	100,000	USD	4,260	Goldman Sachs International	12/20/23	42
CZK	4,500,000	USD	193,187	Morgan Stanley & Co. International PLC	12/20/23	413
EUR	20,000	USD	21,206	Barclays Bank PLC	12/20/23	3
EUR	50,000	USD	52,744	BNP Paribas SA	12/20/23	279
GBP	70,000	USD	84,523	Barclays Bank PLC	12/20/23	591
HUF	5,000,000	USD	13,391	Barclays Bank PLC	12/20/23	346
HUF	7,000,000	USD	18,766	BNP Paribas SA	12/20/23	465
HUF	10,000,000	USD	27,039	Goldman Sachs International	12/20/23	433
HUF	26,000,000	USD	70,799	Goldman Sachs International	12/20/23	630
IDR	290,000,000	USD	18,162	Citibank N.A.	12/20/23	29
INR	3,800,000	USD	45,542	Bank of America N.A.	12/20/23	25
INR	6,500,000	USD	77,860	Bank of America N.A.	12/20/23	82
INR	14,800,000	USD	177,309	Bank of America N.A.	12/20/23	161
INR	3,700,000	USD	44,341	Barclays Bank PLC	12/20/23	26
INR	3,600,000	USD	43,104	BNP Paribas SA	12/20/23	64
INR	2,700,000	USD	32,335	Citibank N.A.	12/20/23	41
INR	15,800,000	USD	189,285	Goldman Sachs International	12/20/23	176
INR	1,800,000	USD	21,579	Morgan Stanley & Co. International PLC	12/20/23	5
INR	6,000,000	USD	71,834	Morgan Stanley & Co. International PLC	12/20/23	113
KRW	85,000,000	USD	62,916	Goldman Sachs International	12/20/23	78
MXN	700,000	USD	37,951	Bank of America N.A.	12/20/23	575
MXN	600,000	USD	32,762	Barclays Bank PLC	12/20/23	261
MXN	300,000	USD	16,453	Goldman Sachs International	12/20/23	58
MXN	400,000	USD	21,621	Morgan Stanley & Co. International PLC	12/20/23	394
MXN	500,000	USD	27,025	Morgan Stanley & Co. International PLC	12/20/23	494
MXN	900,000	USD	49,523	Morgan Stanley & Co. International PLC	12/20/23	11
NOK	800,000	USD	71,442	BNP Paribas SA	12/20/23	275
NZD	100,000	USD	58,147	Morgan Stanley & Co. International PLC	12/20/23	123
PLN	150,000	USD	35,361	Barclays Bank PLC	12/20/23	200
PLN	150,000	USD	35,177	Goldman Sachs International	12/20/23	383
PLN	400,000	USD	94,319	Goldman Sachs International	12/20/23	509
PLN	250,000	USD	57,738	Morgan Stanley & Co. International PLC	12/20/23	1,530
SGD	60,000	USD	43,777	Barclays Bank PLC	12/20/23	138
SGD	30,000	USD	21,956	BNP Paribas SA	12/20/23	2
SGD	70,000	USD	51,215	Goldman Sachs International	12/20/23	20
SGD	170,000	USD	124,135	Morgan Stanley & Co. International PLC	12/20/23	293
THB	500,000	USD	13,889	Barclays Bank PLC	12/20/23	82
THB	1,000,000	USD	27,771	Barclays Bank PLC	12/20/23	171
THB	1,400,000	USD	38,004	Barclays Bank PLC	12/20/23	1,115
THB	1,600,000	USD	44,063	Barclays Bank PLC	12/20/23	644
THB	1,700,000	USD	47,103	Barclays Bank PLC	12/20/23	398
THB	1,500,000	USD	41,504	BNP Paribas SA	12/20/23	409
THB	700,000	USD	19,225	Morgan Stanley & Co. International PLC	12/20/23	334

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

THB	900,000	USD	24,511	Morgan Stanley & Co. International PLC	12/20/23	$636
USD	50,886	AUD	80,000	Bank of America N.A.	12/20/23	56
USD	6,398	AUD	10,000	Barclays Bank PLC	12/20/23	44
USD	25,535	AUD	40,000	Barclays Bank PLC	12/20/23	120
USD	44,600	AUD	70,000	Barclays Bank PLC	12/20/23	124
USD	301,973	AUD	470,000	Barclays Bank PLC	12/20/23	3,348
USD	19,177	AUD	30,000	BNP Paribas SA	12/20/23	116
USD	45,065	AUD	70,000	Goldman Sachs International	12/20/23	589
USD	51,508	AUD	80,000	Goldman Sachs International	12/20/23	679
USD	69,902	AUD	110,000	Goldman Sachs International	12/20/23	11
USD	6,419	AUD	10,000	Morgan Stanley & Co. International PLC	12/20/23	66
USD	6,464	AUD	10,000	Morgan Stanley & Co. International PLC	12/20/23	110
USD	6,472	AUD	10,000	Morgan Stanley & Co. International PLC	12/20/23	119
USD	76,963	AUD	120,000	Morgan Stanley & Co. International PLC	12/20/23	719
USD	25,516	AUD	40,000	UBS AG	12/20/23	102
USD	133,464	AUD	210,000	UBS AG	12/20/23	36
USD	14,580	CAD	20,000	Barclays Bank PLC	12/20/23	146
USD	43,524	CAD	60,000	Barclays Bank PLC	12/20/23	221
USD	43,448	CAD	60,000	BNP Paribas SA	12/20/23	145
USD	32,831	CAD	45,000	Citibank N.A.	12/20/23	353
USD	32,900	CAD	45,000	Morgan Stanley & Co. International PLC	12/20/23	422
USD	44,180	CAD	60,000	Morgan Stanley & Co. International PLC	12/20/23	877
USD	86,731	CAD	120,000	Morgan Stanley & Co. International PLC	12/20/23	124
USD	11,269	CHF	10,000	Goldman Sachs International	12/20/23	216
USD	78,390	CHF	70,000	Goldman Sachs International	12/20/23	1,021
USD	11,160	CHF	10,000	Morgan Stanley & Co. International PLC	12/20/23	108
USD	11,259	CHF	10,000	Morgan Stanley & Co. International PLC	12/20/23	207
USD	169,040	CHF	150,000	Morgan Stanley & Co. International PLC	12/20/23	3,250
USD	5,594	CZK	130,000	Morgan Stanley & Co. International PLC	12/20/23	1
USD	244,885	EUR	230,000	BNP Paribas SA	12/20/23	979
USD	447,121	EUR	420,000	BNP Paribas SA	12/20/23	1,729
USD	24,591	GBP	20,000	Barclays Bank PLC	12/20/23	273
USD	48,957	GBP	40,000	Barclays Bank PLC	12/20/23	321
USD	85,129	GBP	70,000	Barclays Bank PLC	12/20/23	15
USD	194,993	GBP	160,000	Barclays Bank PLC	12/20/23	448
USD	304,972	GBP	250,000	Barclays Bank PLC	12/20/23	994
USD	206,817	GBP	170,000	BNP Paribas SA	12/20/23	112
USD	194,719	GBP	160,000	Goldman Sachs International	12/20/23	174
USD	24,603	GBP	20,000	Morgan Stanley & Co. International PLC	12/20/23	285
USD	210,906	GBP	170,000	Morgan Stanley & Co. International PLC	12/20/23	4,202
USD	486,677	GBP	400,000	Morgan Stanley & Co. International PLC	12/20/23	313
USD	29,376	IDR	460,000,000	Bank of America N.A.	12/20/23	520
USD	43,523	IDR	680,000,000	Bank of America N.A.	12/20/23	867
USD	152,029	IDR	2,413,424,992	Bank of America N.A.	12/20/23	638
USD	209,361	IDR	3,290,000,000	Bank of America N.A.	12/20/23	2,984
USD	19,832	IDR	310,000,000	Barclays Bank PLC	12/20/23	386
USD	100,189	IDR	1,560,000,000	BNP Paribas SA	12/20/23	2,332
USD	237,624	IDR	3,776,575,008	Citibank N.A.	12/20/23	725
USD	14,074	IDR	220,000,000	Goldman Sachs International	12/20/23	273
USD	43,186	IDR	680,000,000	Goldman Sachs International	12/20/23	530
USD	71,856	IDR	1,140,000,000	Morgan Stanley & Co. International PLC	12/20/23	346
USD	25,381	ILS	100,000	Citibank N.A.	12/20/23	574
USD	25,394	ILS	100,000	Citibank N.A.	12/20/23	587
USD	63,808	ILS	250,000	Citibank N.A.	12/20/23	1,791
USD	101,074	ILS	400,000	Morgan Stanley & Co. International PLC	12/20/23	1,847
USD	26,433	INR	2,200,000	Bank of America N.A.	12/20/23	53
USD	70,799	INR	5,900,000	Barclays Bank PLC	12/20/23	51
USD	87,902	JPY	13,000,000	Barclays Bank PLC	12/20/23	1,455
USD	67,507	JPY	10,000,000	Morgan Stanley & Co. International PLC	12/20/23	1,009
USD	101,639	JPY	15,000,000	Morgan Stanley & Co. International PLC	12/20/23	1,893
USD	133,511	JPY	20,000,000	Morgan Stanley & Co. International PLC	12/20/23	515
USD	33,439	KRW	45,000,000	Bank of America N.A.	12/20/23	90

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	37,301	KRW	50,000,000	Citibank N.A.	12/20/23	$246
USD	55,640	KRW	75,000,000	Citibank N.A.	12/20/23	57
USD	22,504	KRW	30,000,000	UBS AG	12/20/23	271
USD	22,021	MXN	400,000	Morgan Stanley & Co. International PLC	12/20/23	6
USD	9,104	NOK	100,000	Bank of America N.A.	12/20/23	140
USD	55,624	NOK	600,000	Bank of America N.A.	12/20/23	1,837
USD	37,048	NOK	400,000	Goldman Sachs International	12/20/23	1,190
USD	45,297	NOK	500,000	Goldman Sachs International	12/20/23	474
USD	27,005	NOK	300,000	Morgan Stanley & Co. International PLC	12/20/23	111
USD	77,650	NZD	130,000	Barclays Bank PLC	12/20/23	1,900
USD	38,847	PHP	2,200,000	Bank of America N.A.	12/20/23	107
USD	36,991	PHP	2,100,000	Citibank N.A.	12/20/23	12
USD	289,155	PHP	16,400,000	Citibank N.A.	12/20/23	367
USD	71,748	PLN	300,000	Morgan Stanley & Co. International PLC	12/20/23	627
USD	76,858	SEK	850,000	Bank of America N.A.	12/20/23	530
USD	364,810	SEK	4,000,000	Bank of America N.A.	12/20/23	5,620
USD	45,468	SEK	500,000	Barclays Bank PLC	12/20/23	569
USD	67,765	SEK	750,000	Barclays Bank PLC	12/20/23	417
USD	36,392	SEK	400,000	Goldman Sachs International	12/20/23	473
USD	387,029	SEK	4,300,000	Goldman Sachs International	12/20/23	900
USD	451,422	SEK	4,900,000	Goldman Sachs International	12/20/23	11,413
USD	9,080	SEK	100,000	Morgan Stanley & Co. International PLC	12/20/23	101
USD	54,437	SEK	600,000	Morgan Stanley & Co. International PLC	12/20/23	558
USD	54,608	SEK	600,000	Morgan Stanley & Co. International PLC	12/20/23	729
USD	58,563	SGD	80,000	Barclays Bank PLC	12/20/23	9
USD	7,360	SGD	10,000	Goldman Sachs International	12/20/23	41
USD	58,571	SGD	80,000	Goldman Sachs International	12/20/23	17
USD	47,503	THB	1,700,000	Goldman Sachs International	12/20/23	2
USD	49,790	TWD	1,600,000	Goldman Sachs International	12/20/23	363
ZAR	500,000	USD	26,333	Barclays Bank PLC	12/20/23	383
ZAR	500,000	USD	26,172	Barclays Bank PLC	12/20/23	545
ZAR	400,000	USD	21,143	Morgan Stanley & Co. International PLC	12/20/23	230
ZAR	500,000	USD	26,528	Morgan Stanley & Co. International PLC	12/20/23	188

						99,404

AUD	100,000	USD	63,920	Barclays Bank PLC	12/20/23	(383)
AUD	80,000	USD	50,991	Goldman Sachs International	12/20/23	(161)
BRL	1,350,000	USD	266,477	Morgan Stanley & Co. International PLC	12/20/23	(171)
CAD	60,000	USD	43,779	Bank of America N.A.	12/20/23	(475)
CAD	40,000	USD	29,254	Morgan Stanley & Co. International PLC	12/20/23	(385)
CAD	70,000	USD	51,502	Morgan Stanley & Co. International PLC	12/20/23	(982)
CAD	70,000	USD	51,364	Morgan Stanley & Co. International PLC	12/20/23	(843)
CHF	20,000	USD	22,183	Barclays Bank PLC	12/20/23	(78)
CHF	30,000	USD	33,349	Barclays Bank PLC	12/20/23	(191)
CHF	60,000	USD	66,766	BNP Paribas SA	12/20/23	(450)
CHF	480,000	USD	533,248	Morgan Stanley & Co. International PLC	12/20/23	(2,719)
CHF	410,000	USD	458,726	UBS AG	12/20/23	(5,566)
COP	120,000,000	USD	29,354	Bank of America N.A.	12/20/23	(509)
COP	530,000,000	USD	128,506	Citibank N.A.	12/20/23	(1,108)
CZK	1,300,000	USD	55,993	Citibank N.A.	12/20/23	(65)
CZK	1,500,000	USD	64,782	Citibank N.A.	12/20/23	(249)
CZK	7,300,000	USD	314,802	Morgan Stanley & Co. International PLC	12/20/23	(741)
EUR	40,000	USD	42,576	Barclays Bank PLC	12/20/23	(158)
EUR	10,000	USD	10,619	Morgan Stanley & Co. International PLC	12/20/23	(14)
EUR	20,000	USD	21,322	Morgan Stanley & Co. International PLC	12/20/23	(113)
GBP	50,000	USD	61,358	Bank of America N.A.	12/20/23	(562)
GBP	350,000	USD	430,549	Barclays Bank PLC	12/20/23	(4,981)
GBP	30,000	USD	36,509	BNP Paribas SA	12/20/23	(32)
GBP	50,000	USD	61,456	BNP Paribas SA	12/20/23	(661)
GBP	160,000	USD	194,674	Citibank N.A.	12/20/23	(129)
GBP	30,000	USD	36,664	Goldman Sachs International	12/20/23	(187)
GBP	30,000	USD	36,518	Morgan Stanley & Co. International PLC	12/20/23	(41)

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

IDR	450,000,000	USD	28,332	Bank of America N.A.	12/20/23	$(104)
ILS	50,000	USD	12,684	BNP Paribas SA	12/20/23	(280)
ILS	250,000	USD	65,254	Citibank N.A.	12/20/23	(3,237)
ILS	550,000	USD	144,067	Citibank N.A.	12/20/23	(7,630)
INR	37,400,000	USD	448,560	Barclays Bank PLC	12/20/23	(90)
INR	4,700,000	USD	56,375	Goldman Sachs International	12/20/23	(16)
JPY	6,000,000	USD	40,549	Bank of America N.A.	12/20/23	(650)
JPY	3,000,000	USD	20,222	Morgan Stanley & Co. International PLC	12/20/23	(273)
JPY	4,000,000	USD	26,909	Morgan Stanley & Co. International PLC	12/20/23	(310)
KRW	20,000,000	USD	14,868	Barclays Bank PLC	12/20/23	(46)
KRW	20,000,000	USD	14,859	Goldman Sachs International	12/20/23	(37)
KRW	25,000,000	USD	18,656	Goldman Sachs International	12/20/23	(128)
KRW	35,000,000	USD	25,951	Goldman Sachs International	12/20/23	(12)
KRW	40,000,000	USD	29,965	Goldman Sachs International	12/20/23	(321)
KRW	120,000,000	USD	88,951	Goldman Sachs International	12/20/23	(18)
KRW	40,000,000	USD	29,682	Morgan Stanley & Co. International PLC	12/20/23	(38)
MXN	100,000	USD	5,550	Morgan Stanley & Co. International PLC	12/20/23	(46)
MXN	400,000	USD	22,081	Morgan Stanley & Co. International PLC	12/20/23	(66)
MXN	1,700,000	USD	93,754	Morgan Stanley & Co. International PLC	12/20/23	(189)
NOK	800,000	USD	73,552	Goldman Sachs International	12/20/23	(1,835)
NOK	800,000	USD	73,041	Goldman Sachs International	12/20/23	(1,325)
NOK	500,000	USD	44,970	Morgan Stanley & Co. International PLC	12/20/23	(147)
NOK	600,000	USD	54,948	Morgan Stanley & Co. International PLC	12/20/23	(1,161)
NOK	700,000	USD	64,584	Morgan Stanley & Co. International PLC	12/20/23	(1,832)
NOK	1,000,000	USD	91,431	Morgan Stanley & Co. International PLC	12/20/23	(1,785)
NOK	1,900,000	USD	174,061	Morgan Stanley & Co. International PLC	12/20/23	(3,735)
NOK	2,500,000	USD	233,079	Morgan Stanley & Co. International PLC	12/20/23	(8,965)
NOK	4,600,000	USD	412,383	Morgan Stanley & Co. International PLC	12/20/23	(14)
NZD	80,000	USD	48,191	Bank of America N.A.	12/20/23	(1,576)
NZD	50,000	USD	29,582	Goldman Sachs International	12/20/23	(448)
NZD	60,000	USD	35,836	Goldman Sachs International	12/20/23	(875)
NZD	80,000	USD	47,531	Goldman Sachs International	12/20/23	(915)
NZD	420,000	USD	252,031	Goldman Sachs International	12/20/23	(7,300)
NZD	440,000	USD	256,572	Goldman Sachs International	12/20/23	(187)
NZD	60,000	USD	35,812	Morgan Stanley & Co. International PLC	12/20/23	(851)
NZD	130,000	USD	76,672	Morgan Stanley & Co. International PLC	12/20/23	(922)
NZD	140,000	USD	82,856	Morgan Stanley & Co. International PLC	12/20/23	(1,279)
PHP	3,200,000	USD	56,447	Morgan Stanley & Co. International PLC	12/20/23	(98)
PLN	350,000	USD	83,182	Bank of America N.A.	12/20/23	(207)
PLN	450,000	USD	107,126	Bank of America N.A.	12/20/23	(444)
PLN	200,000	USD	47,685	Barclays Bank PLC	12/20/23	(271)
PLN	350,000	USD	83,126	Morgan Stanley & Co. International PLC	12/20/23	(151)
PLN	150,000	USD	35,620	UBS AG	12/20/23	(59)
SEK	100,000	USD	9,208	Bank of America N.A.	12/20/23	(229)
SEK	1,100,000	USD	99,005	Barclays Bank PLC	12/20/23	(228)
SEK	200,000	USD	18,290	BNP Paribas SA	12/20/23	(331)
SEK	400,000	USD	36,519	Citibank N.A.	12/20/23	(600)
SGD	90,000	USD	66,244	Goldman Sachs International	12/20/23	(370)
SGD	280,000	USD	205,210	Goldman Sachs International	12/20/23	(270)
SGD	90,000	USD	66,025	Morgan Stanley & Co. International PLC	12/20/23	(151)
TWD	27,028	USD	843	Bank of America N.A.	12/20/23	(9)
TWD	800,000	USD	24,759	Bank of America N.A.	12/20/23	(46)
TWD	1,400,000	USD	43,504	Bank of America N.A.	12/20/23	(256)
TWD	972,972	USD	30,367	Barclays Bank PLC	12/20/23	(311)
TWD	2,400,000	USD	74,322	Barclays Bank PLC	12/20/23	(181)
TWD	2,500,000	USD	77,625	Barclays Bank PLC	12/20/23	(396)
TWD	2,500,000	USD	77,842	Citibank N.A.	12/20/23	(613)
TWD	800,000	USD	25,006	Goldman Sachs International	12/20/23	(293)
TWD	5,800,000	USD	179,372	UBS AG	12/20/23	(199)
USD	18,940	AUD	30,000	Morgan Stanley & Co. International PLC	12/20/23	(121)
USD	25,306	AUD	40,000	Morgan Stanley & Co. International PLC	12/20/23	(109)
USD	38,121	AUD	60,000	Morgan Stanley & Co. International PLC	12/20/23	(1)

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	76,059	AUD	120,000	Morgan Stanley & Co. International PLC	12/20/23	$(186)
USD	10,750	CLP	10,000,000	Bank of America N.A.	12/20/23	(392)
USD	16,369	CLP	15,000,000	Bank of America N.A.	12/20/23	(344)
USD	56,451	CLP	51,000,000	Bank of America N.A.	12/20/23	(372)
USD	11,924	CLP	11,000,000	Barclays Bank PLC	12/20/23	(332)
USD	12,955	CLP	12,000,000	Barclays Bank PLC	12/20/23	(415)
USD	29,937	CLP	28,000,000	Barclays Bank PLC	12/20/23	(1,260)
USD	46,537	CLP	44,000,000	Barclays Bank PLC	12/20/23	(2,486)
USD	112,553	CLP	102,000,000	Citibank N.A.	12/20/23	(1,092)
USD	99,724	CLP	93,000,000	Goldman Sachs International	12/20/23	(3,893)
USD	11,299	COP	50,000,000	Bank of America N.A.	12/20/23	(720)
USD	18,705	COP	80,000,000	Bank of America N.A.	12/20/23	(525)
USD	6,917	COP	30,000,000	Goldman Sachs International	12/20/23	(294)
USD	7,035	COP	30,000,000	Goldman Sachs International	12/20/23	(176)
USD	6,423	CZK	150,000	BNP Paribas SA	12/20/23	(30)
USD	51,104	CZK	1,200,000	BNP Paribas SA	12/20/23	(522)
USD	68,529	CZK	1,600,000	BNP Paribas SA	12/20/23	(307)
USD	97,919	CZK	2,300,000	BNP Paribas SA	12/20/23	(1,032)
USD	51,504	CZK	1,200,000	Citibank N.A.	12/20/23	(122)
USD	21,132	EUR	20,000	Bank of America N.A.	12/20/23	(78)
USD	137,827	EUR	130,000	Citibank N.A.	12/20/23	(33)
USD	21,116	EUR	20,000	Goldman Sachs International	12/20/23	(93)
USD	116,336	EUR	110,000	Goldman Sachs International	12/20/23	(314)
USD	137,583	EUR	130,000	Goldman Sachs International	12/20/23	(277)
USD	189,251	EUR	180,000	Morgan Stanley & Co. International PLC	12/20/23	(1,632)
USD	36,389	GBP	30,000	Barclays Bank PLC	12/20/23	(88)
USD	96,934	GBP	80,000	Barclays Bank PLC	12/20/23	(339)
USD	145,097	GBP	120,000	Goldman Sachs International	12/20/23	(812)
USD	48,603	GBP	40,000	Morgan Stanley & Co. International PLC	12/20/23	(34)
USD	157,769	GBP	130,000	Morgan Stanley & Co. International PLC	12/20/23	(299)
USD	46,657	HUF	17,000,000	Barclays Bank PLC	12/20/23	(47)
USD	2,681	HUF	1,000,000	Goldman Sachs International	12/20/23	(67)
USD	62,980	KRW	85,000,000	Bank of America N.A.	12/20/23	(14)
USD	29,535	KRW	40,000,000	Barclays Bank PLC	12/20/23	(109)
USD	114,769	KRW	155,000,000	Barclays Bank PLC	12/20/23	(102)
USD	29,492	KRW	40,000,000	Goldman Sachs International	12/20/23	(152)
USD	47,981	KRW	65,000,000	Morgan Stanley & Co. International PLC	12/20/23	(191)
USD	27,018	MXN	500,000	Barclays Bank PLC	12/20/23	(501)
USD	27,514	MXN	500,000	Goldman Sachs International	12/20/23	(5)
USD	5,475	MXN	100,000	Morgan Stanley & Co. International PLC	12/20/23	(29)
USD	44,007	MXN	800,000	Morgan Stanley & Co. International PLC	12/20/23	(23)
USD	50,994	PHP	2,900,000	Bank of America N.A.	12/20/23	(73)
USD	195,333	PHP	11,100,000	Bank of America N.A.	12/20/23	(127)
USD	31,654	PHP	1,800,000	Citibank N.A.	12/20/23	(42)
USD	404,830	PHP	23,000,000	Goldman Sachs International	12/20/23	(178)
USD	19,346	PHP	1,100,000	Morgan Stanley & Co. International PLC	12/20/23	(24)
USD	52,739	PHP	3,000,000	Morgan Stanley & Co. International PLC	12/20/23	(88)
USD	239,466	PLN	1,050,000	BNP Paribas SA	12/20/23	(9,458)
USD	210,544	PLN	900,000	Goldman Sachs International	12/20/23	(2,820)
USD	22,858	PLN	100,000	Morgan Stanley & Co. International PLC	12/20/23	(849)
USD	58,518	PLN	250,000	Morgan Stanley & Co. International PLC	12/20/23	(750)
USD	135,932	PLN	600,000	Morgan Stanley & Co. International PLC	12/20/23	(6,310)
USD	8,976	SEK	100,000	Morgan Stanley & Co. International PLC	12/20/23	(4)
USD	10,877	THB	400,000	Barclays Bank PLC	12/20/23	(300)
USD	49,005	THB	1,800,000	Barclays Bank PLC	12/20/23	(1,290)
USD	41,847	THB	1,500,000	Morgan Stanley & Co. International PLC	12/20/23	(65)
USD	15,493	ZAR	300,000	Goldman Sachs International	12/20/23	(536)
USD	15,572	ZAR	300,000	Goldman Sachs International	12/20/23	(458)
USD	42,078	ZAR	800,000	Goldman Sachs International	12/20/23	(667)
USD	5,141	ZAR	100,000	Morgan Stanley & Co. International PLC	12/20/23	(202)
USD	10,252	ZAR	200,000	Morgan Stanley & Co. International PLC	12/20/23	(435)
USD	15,417	ZAR	300,000	Morgan Stanley & Co. International PLC	12/20/23	(613)

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	58,400	ZAR	1,100,000	Morgan Stanley & Co. International PLC	12/20/23	$(376)
USD	84,495	ZAR	1,600,000	Morgan Stanley & Co. International PLC	12/20/23	(996)

						(122,941)

						$(23,537)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
10-Year U.S. Treasury Note Future	58	11/03/23	USD	106.75	USD	6,150	$ 11,781

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
USD Currency	Bank of America N.A.	01/19/24	JPY	153.00	USD	237	$ 2,028

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
1-Year Interest Rate Swap, 01/24/25	1-Day SOFR, 5.35%	Quarterly	4.50%	Semi-Annual	Citibank N.A.	01/22/24	4.50%	USD	16,822	$4,974
1-Year Interest Rate Swap, 01/24/25	1-Day SOFR, 5.35%	Quarterly	4.50%	Semi-Annual	Goldman Sachs International	01/22/24	4.50	USD	18,000	5,322
1-Year Interest Rate Swap, 01/24/25	1-Day SOFR, 5.35%	Quarterly	4.50%	Semi-Annual	Goldman Sachs International	01/22/24	4.50	USD	20,890	6,177
1-Year Interest Rate Swap, 01/26/25	1-Day SOFR, 5.35%	Quarterly	4.55%	Semi-Annual	Citibank N.A.	01/24/24	4.55	USD	16,822	5,964
1-Year Interest Rate Swap, 01/26/25	1-Day SOFR, 5.35%	Quarterly	4.55%	Semi-Annual	Goldman Sachs International	01/24/24	4.55	USD	18,000	6,382
1-Year Interest Rate Swap, 01/26/25	1-Day SOFR, 5.35%	Quarterly	4.55%	Semi-Annual	Goldman Sachs International	01/24/24	4.55	USD	20,890	7,407
5-Year Interest Rate Swap, 03/28/29	1-Day SOFR, 5.35%	Quarterly	4.24%	Semi-Annual	Citibank N.A.	03/26/24	4.24	USD	1,638	16,792
10-Year Interest Rate Swap, 10/01/35	1-Day SOFR, 5.35%	Quarterly	4.00%	Semi-Annual	Goldman Sachs International	09/29/25	4.00	USD	31	961
10-Year Interest Rate Swap, 10/05/35	1-Day SOFR, 5.35%	Quarterly	4.33%	Semi-Annual	Bank of America N.A.	10/03/25	4.33	USD	188	7,986
10-Year Interest Rate Swap, 06/17/36	1-Day SOFR, 5.35%	Quarterly	3.24%	Semi-Annual	Barclays Bank PLC	06/15/26	3.24	USD	43	732
10-Year Interest Rate Swap, 07/22/36	1-Day SOFR, 5.35%	Quarterly	3.21%	Semi-Annual	Barclays Bank PLC	07/20/26	3.21	USD	45	767
10-Year Interest Rate Swap, 07/22/36	1-Day SOFR, 5.35%	Quarterly	3.23%	Semi-Annual	Barclays Bank PLC	07/20/26	3.23	USD	86	1,493
10-Year Interest Rate Swap, 08/05/36	1-Day SOFR, 5.35%	Quarterly	3.58%	Semi-Annual	Barclays Bank PLC	08/03/26	3.58	USD	84	2,068
10-Year Interest Rate Swap, 09/10/36	1-Day SOFR, 5.35%	Quarterly	3.77%	Semi-Annual	Goldman Sachs International	09/08/26	3.77	USD	123	3,626
10-Year Interest Rate Swap, 09/30/36	1-Day SOFR, 5.35%	Quarterly	4.03%	Semi-Annual	Goldman Sachs International	09/28/26	4.03	USD	70	2,588
10-Year Interest Rate Swap, 09/30/36	1-Day SOFR, 5.35%	Quarterly	4.07%	Semi-Annual	Goldman Sachs International	09/28/26	4.07	USD	176	6,691
10-Year Interest Rate Swap, 10/07/36	1-Day SOFR, 5.35%	Quarterly	4.28%	Semi-Annual	Bank of America N.A.	10/05/26	4.28	USD	133	6,005

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

OTC Interest Rate Swaptions Purchased (continued)

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call (continued)
10-Year Interest Rate Swap, 10/15/36	1-Day SOFR, 5.35%	Quarterly	4.20%	Semi-Annual	Goldman Sachs International	10/13/26	4.20%	USD	48	$2,040
10-Year Interest Rate Swap, 10/15/36	1-Day SOFR, 5.35%	Quarterly	4.21%	Semi-Annual	Goldman Sachs International	10/13/26	4.21	USD	725	31,061
10-Year Interest Rate Swap, 10/15/36	1-Day SOFR, 5.35%	Quarterly	4.21%	Semi-Annual	Goldman Sachs International	10/13/26	4.21	USD	539	23,092
10-Year Interest Rate Swap, 10/21/36	1-Day SOFR, 5.35%	Quarterly	4.41%	Semi-Annual	Goldman Sachs International	10/19/26	4.41	USD	605	30,264
10-Year Interest Rate Swap, 10/28/36	1-Day SOFR, 5.35%	Quarterly	4.47%	Semi-Annual	Goldman Sachs International	10/26/26	4.47	USD	86	4,503

										176,895

Put
5-Year Interest Rate Swap, 03/28/29	4.24%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Citibank N.A.	03/26/24	4.24	USD	1,638	32,204
10-Year Interest Rate Swap, 10/01/35	4.00%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	09/29/25	4.00	USD	31	1,992
10-Year Interest Rate Swap, 10/05/35	4.33%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Bank of America N.A.	10/03/25	4.33	USD	188	9,886
10-Year Interest Rate Swap, 06/17/36	3.24%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Barclays Bank PLC	06/15/26	3.24	USD	43	4,574
10-Year Interest Rate Swap, 07/22/36	3.21%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Barclays Bank PLC	07/20/26	3.21	USD	45	4,895
10-Year Interest Rate Swap, 07/22/36	3.23%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Barclays Bank PLC	07/20/26	3.23	USD	86	9,333
10-Year Interest Rate Swap, 08/05/36	3.58%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Barclays Bank PLC	08/03/26	3.58	USD	84	7,608
10-Year Interest Rate Swap, 09/10/36	3.77%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	09/08/26	3.77	USD	123	10,101
10-Year Interest Rate Swap, 09/30/36	4.03%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	09/28/26	4.03	USD	70	5,031
10-Year Interest Rate Swap, 09/30/36	4.07%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	09/28/26	4.07	USD	176	12,296
10-Year Interest Rate Swap, 10/07/36	4.28%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Bank of America N.A.	10/05/26	4.28	USD	133	8,280
10-Year Interest Rate Swap, 10/15/36	4.20%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	10/13/26	4.20	USD	48	3,133
10-Year Interest Rate Swap, 10/15/36	4.21%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	10/13/26	4.21	USD	725	47,066
10-Year Interest Rate Swap, 10/15/36	4.21%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	10/13/26	4.21	USD	539	34,991
10-Year Interest Rate Swap, 10/21/36	4.41%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	10/19/26	4.41	USD	605	35,179
10-Year Interest Rate Swap, 10/28/36	4.47%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	10/26/26	4.47	USD	87	4,886

										231,455

										$408,350

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
10-Year U.S. Treasury Note Future	58	11/03/23	USD	107.75	USD	6,150	$(2,719)

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
1-Year Interest Rate Swap, 01/24/25	3.80%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Citibank N.A.	01/22/24	3.80%	USD	16,822	$(1,114)
1-Year Interest Rate Swap, 01/24/25	3.80%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	01/22/24	3.80	USD	18,000	(1,192)
1-Year Interest Rate Swap, 01/24/25	3.80%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	01/22/24	3.80	USD	20,890	(1,383)
1-Year Interest Rate Swap, 01/26/25	3.85%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Citibank N.A.	01/24/24	3.85	USD	16,822	(1,352)
1-Year Interest Rate Swap, 01/26/25	3.85%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	01/24/24	3.85	USD	18,000	(1,446)
1-Year Interest Rate Swap, 01/26/25	3.85%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	01/24/24	3.85	USD	20,890	(1,679)
5-Year Interest Rate Swap, 03/13/29	4.00%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Citibank N.A.	03/11/24	4.00	USD	1,638	(10,059)
5-Year Interest Rate Swap, 03/14/29	4.00%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Citibank N.A.	03/12/24	4.00	USD	1,638	(10,144)
5-Year Interest Rate Swap, 03/14/29	4.00%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	03/12/24	4.00	USD	1,970	(12,201)
5-Year Interest Rate Swap, 03/16/29	3.96%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Barclays Bank PLC	03/14/24	3.96	USD	1,638	(9,583)
5-Year Interest Rate Swap, 03/17/29	4.03%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Morgan Stanley & Co. International PLC	03/15/24	4.03	USD	819	(5,501)
5-Year Interest Rate Swap, 03/17/29	4.03%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	03/15/24	4.03	USD	490	(3,291)
5-Year Interest Rate Swap, 04/14/29	4.32%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	04/12/24	4.32	USD	3,230	(41,049)
10-Year Interest Rate Swap, 10/22/35	4.55%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	UBS AG	10/20/25	4.55	USD	123	(6,350)
10-Year Interest Rate Swap, 10/22/35	4.55%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	UBS AG	10/20/25	4.55	USD	124	(6,438)
10-Year Interest Rate Swap, 09/30/36	4.14%	Semi-Annual	1-Day SOFR, 5.35%	Quarterly	Goldman Sachs International	09/28/26	4.14	USD	109	(4,424)

										(117,206)

Put
5-Year Interest Rate Swap, 03/13/29	1-Day SOFR, 5.35%	Quarterly	4.00%	Semi-Annual	Citibank N.A.	03/11/24	4.00	USD	1,638	(42,901)
5-Year Interest Rate Swap, 03/14/29	1-Day SOFR, 5.35%	Quarterly	4.00%	Semi-Annual	Citibank N.A.	03/12/24	4.00	USD	1,638	(42,936)
5-Year Interest Rate Swap, 03/14/29	1-Day SOFR, 5.35%	Quarterly	4.00%	Semi-Annual	Goldman Sachs International	03/12/24	4.00	USD	1,970	(51,639)
5-Year Interest Rate Swap, 03/16/29	1-Day SOFR, 5.35%	Quarterly	3.96%	Semi-Annual	Barclays Bank PLC	03/14/24	3.96	USD	1,638	(45,170)
5-Year Interest Rate Swap, 03/17/29	1-Day SOFR, 5.35%	Quarterly	4.03%	Semi-Annual	Morgan Stanley & Co. International PLC	03/15/24	4.03	USD	819	(20,703)
5-Year Interest Rate Swap, 03/17/29	1-Day SOFR, 5.35%	Quarterly	4.03%	Semi-Annual	Goldman Sachs International	03/15/24	4.03	USD	490	(12,387)
5-Year Interest Rate Swap, 04/14/29	1-Day SOFR, 5.35%	Quarterly	4.32%	Semi-Annual	Goldman Sachs International	04/12/24	4.32	USD	3,230	(58,430)
10-Year Interest Rate Swap, 10/22/35	1-Day SOFR, 5.35%	Quarterly	4.55%	Semi-Annual	UBS AG	10/20/25	4.55	USD	123	(5,599)
10-Year Interest Rate Swap, 10/22/35	1-Day SOFR, 5.35%	Quarterly	4.55%	Semi-Annual	UBS AG	10/20/25	4.55	USD	125	(5,677)
10-Year Interest Rate Swap, 09/30/36	1-Day SOFR, 5.35%	Quarterly	4.14%	Semi-Annual	Goldman Sachs International	09/28/26	4.14	USD	109	(7,349)

										(292,791)

										$(409,997)

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.41.V1	5.00%	Quarterly	12/20/28	USD	3,886	$50	$(20,185)	$20,235

Centrally Cleared Inflation Swaps

								Upfront
								Premium	Unrealized
Paid by the Fund		Received by the Fund		Termination	Notional			Paid	Appreciation

Reference	Frequency	Rate	Frequency	Date	Amount (000)		Value	(Received)	(Depreciation)

2.59%	Monthly	US CPI for All Urban Consumers NSA	Monthly	10/31/28	USD	861	$(322)	$(188)	$(134)
2.60%	Monthly	US CPI for All Urban Consumers NSA	Monthly	11/01/28	USD	861	(635)	(1,085)	450
2.59%	Monthly	US CPI for All Urban Consumers NSA	Monthly	11/02/28	USD	1,040	(107)	12	(119)
UK RPI All Items NSA	Monthly	3.90%	Monthly	10/15/33	GBP	120	586	(12)	598
UK RPI All Items NSA	Monthly	3.90%	Monthly	10/15/33	GBP	240	1,167	6	1,161
US CPI for All Urban Consumers NSA	Monthly	2.60%	Monthly	10/16/33	USD	290	(1,743)	6	(1,749)
US CPI for All Urban Consumers NSA	Monthly	2.68%	Monthly	10/31/33	USD	861	975	216	759
US CPI for All Urban Consumers NSA	Monthly	2.67%	Monthly	11/01/33	USD	861	439	1,113	(674)
US CPI for All Urban Consumers NSA	Monthly	2.65%	Monthly	11/02/33	USD	1,040	(981)	22	(1,003)
3.40%	Monthly	UK RPI All Items NSA	Monthly	10/15/53	GBP	55	(359)	3	(362)
US CPI for All Urban Consumers NSA	Monthly	2.67%	Monthly	10/20/53	USD	80	(466)	4	(470)

							$(1,446)	$97	$(1,543)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency					Value
3.23%	Monthly	1-Day ESTR, 1,053.49%	Monthly	07/29/24(a)	07/29/25	EUR	806	$ (1,226)	$ 3	$ (1,229)
1-Day SOFR, 5.35%	Monthly	4.19%	Monthly	07/29/24(a)	07/29/25	USD	911	(4,617)	3	(4,620)
3.10%	Monthly	1-Day ESTR, 1,053.49%	Monthly	10/11/24(a)	10/11/25	EUR	780	(1,370)	3	(1,373)
1-Day SOFR, 5.35%	Monthly	4.45%	Monthly	10/11/24(a)	10/11/25	USD	850	(597)	2	(599)
6-mo. EURIBOR, 4.09%	Semi-Annual	3.52%	Annual	12/20/23(a)	12/20/25	EUR	5,720	814	2,375	(1,561)
6-mo. EURIBOR, 4.09%	Semi-Annual	3.60%	Annual	12/20/23(a)	12/20/25	EUR	4,430	8,172	(2,397)	10,569
6-mo. EURIBOR, 4.09%	Semi-Annual	3.65%	Annual	12/20/23(a)	12/20/25	EUR	5,270	14,916	(2,802)	17,718
1-Day SOFR, 5.35%	Annual	4.73%	Annual	12/20/23(a)	12/20/25	USD	2,830	(6,722)	(2,560)	(4,162)
1-Day SOFR, 5.35%	Annual	4.76%	Annual	12/20/23(a)	12/20/25	USD	2,380	(4,367)	(3,779)	(588)
1-Day SOFR, 5.35%	Annual	4.83%	Annual	12/20/23(a)	12/20/25	USD	2,970	(1,416)	(2,062)	646
1-Day SONIA, 5.19%	Annual	4.92%	Annual	12/20/23(a)	12/20/25	GBP	12,480	5,579	3,445	2,134
1-Day SONIA, 5.19%	Annual	4.97%	Annual	12/20/23(a)	12/20/25	GBP	9,870	16,721	(7,021)	23,742
1-Day SONIA, 5.19%	Annual	5.07%	Annual	12/20/23(a)	12/20/25	GBP	2,500	9,795	972	8,823
1-Day SONIA, 5.19%	Annual	5.13%	Annual	12/20/23(a)	12/20/25	GBP	2,590	13,347	2,938	10,409
1-Day SONIA, 5.19%	Annual	5.15%	Annual	12/20/23(a)	12/20/25	GBP	6,510	37,603	(10,961)	48,564
6-mo. EURIBOR, 4.09%	Semi-Annual	3.31%	Annual	12/20/23(a)	12/20/26	EUR	1,060	(473)	11	(484)
6-mo. EURIBOR, 4.09%	Semi-Annual	3.43%	Annual	12/20/23(a)	12/20/26	EUR	330	1,032	721	311
3-mo. BBSW, 4.35%	Quarterly	4.13%	Quaterly	12/20/23(a)	12/20/26	AUD	2,740	(25,333)	17	(25,350)
3-mo. BBSW, 4.35%	Quarterly	4.21%	Quaterly	12/20/23(a)	12/20/26	AUD	1,660	(12,916)	(5,653)	(7,263)
4.36%	Semi-Annual	1-Day CORRA, 5.00%	Semi-Annual	12/20/23(a)	12/20/26	CAD	3,130	115	393	(278)
1-Day SOFR, 5.35%	Annual	4.61%	Annual	12/20/23(a)	12/20/26	USD	1,120	(445)	(1,146)	701
3-mo. BBSW, 4.35%	Quarterly	4.64%	Quaterly	12/20/23(a)	12/20/26	AUD	2,600	(451)	16	(467)
4.68%	Annual	1-Day SONIA, 5.19%	Annual	12/20/23(a)	12/20/26	GBP	1,360	306	16	290
4.76%	Annual	1-Day SONIA, 5.19%	Annual	12/20/23(a)	12/20/26	GBP	1,470	(3,270)	18	(3,288)

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency						Value

4.86%	Annual	1-Day SONIA, 5.19%	Annual	12/20/23	(a)	12/20/26	GBP	880	$(5,078)	$1,866	$(6,944)
4.30%	Annual	1-Day SOFR, 5.35%	Annual	N/A		09/21/28	USD	165	1,908	2	1,906
3.23%	Annual	6-mo. EURIBOR, 4.09%	Semi- Annual	12/20/23	(a)	12/20/28	EUR	4,990	(455)	6,146	(6,601)
3.25%	Annual	6-mo. EURIBOR, 4.09%	Semi-Annual	12/20/23	(a)	12/20/28	EUR	5,830	(4,778)	(10,724)	5,946
3.27%	Annual	6-mo. EURIBOR, 4.09%	Semi-Annual	12/20/23	(a)	12/20/28	EUR	3,740	(6,233)	3,623	(9,856)
4.13%	Annual	1-Day SOFR, 5.35%	Annual	12/20/23	(a)	12/20/28	USD	5,950	96,450	9,575	86,875
4.31%	Annual	1-Day SOFR, 5.35%	Annual	12/20/23	(a)	12/20/28	USD	4,390	36,558	12,637	23,921
1-Day SONIA, 5.19%	Annual	4.40%	Annual	12/20/23	(a)	12/20/28	GBP	910	(3,089)	629	(3,718)
4.43%	Annual	1-Day SONIA, 5.19%	Annual	12/20/23	(a)	12/20/28	GBP	110	232	175	57
4.48%	Annual	1-Day SOFR, 5.35%	Annual	12/20/23	(a)	12/20/28	USD	6,850	5,483	(313)	5,796
1-Day SONIA, 5.19%	Annual	4.51%	Annual	12/20/23	(a)	12/20/28	GBP	30	76	100	(24)
4.52%	Annual	1-Day SONIA, 5.19%	Annual	12/20/23	(a)	12/20/28	GBP	2,760	(7,687)	9,839	(17,526)
1-Day SONIA, 5.19%	Annual	4.55%	Annual	12/20/23	(a)	12/20/28	GBP	1,850	8,221	6,350	1,871
1-Day SONIA, 5.19%	Annual	4.63%	Annual	12/20/23	(a)	12/20/28	GBP	10	86	40	46
28-Day MXIBTIIE, 11.50%	Monthly	8.76%	Monthly	03/20/24	(a)	03/14/29	MXN	2,370	(3,820)	1	(3,821)
28-Day MXIBTIIE, 11.50%	Monthly	8.76%	Monthly	03/20/24	(a)	03/14/29	MXN	1,970	(3,165)	1	(3,166)
28-Day MXIBTIIE, 11.50%	Monthly	8.90%	Monthly	03/20/24	(a)	03/14/29	MXN	1,290	(1,712)	1	(1,713)
28-Day MXIBTIIE, 11.50%	Monthly	8.90%	Monthly	03/20/24	(a)	03/14/29	MXN	2,110	(2,777)	1	(2,778)
28-Day MXIBTIIE, 11.50%	Monthly	9.03%	Monthly	03/20/24	(a)	03/14/29	MXN	2,020	(2,105)	1	(2,106)
28-Day MXIBTIIE, 11.50%	Monthly	9.41%	Monthly	03/20/24	(a)	03/14/29	MXN	1,760	(441)	1	(442)
28-Day MXIBTIIE, 11.50%	Monthly	9.49%	Monthly	03/20/24	(a)	03/14/29	MXN	17,420	(1,221)	9	(1,230)
1.42%	Annual	1-Day SSARON, 1.70%	Annual	03/20/24	(a)	03/20/29	CHF	950	(1,012)	(1,690)	678
1.55%	Annual	1-Day SSARON, 1.70%	Annual	03/20/24	(a)	03/20/29	CHF	160	(1,270)	2	(1,272)
1.57%	Annual	1-Day SSARON, 1.70%	Annual	03/20/24	(a)	03/20/29	CHF	810	(7,420)	10	(7,430)
1.69%	Annual	1-Day SSARON, 1.70%	Annual	03/20/24	(a)	03/20/29	CHF	820	(12,882)	552	(13,434)
1-Day THOR, 2.48%	Quarterly	2.96%	Quaterly	03/20/24	(a)	03/20/29	THB	3,460	288	1	287
1-Day THOR, 2.48%	Quarterly	3.00%	Quaterly	03/20/24	(a)	03/20/29	THB	7,190	928	2	926
3.10%	Annual	6-mo. EURIBOR, 4.09%	Semi- Annual	03/20/24	(a)	03/20/29	EUR	70	249	152	97
3.11%	Annual	6-mo. EURIBOR, 4.09%	Semi- Annual	03/20/24	(a)	03/20/29	EUR	530	1,710	543	1,167
3.17%	Annual	6-mo. EURIBOR, 4.09%	Semi- Annual	03/20/24	(a)	03/20/29	EUR	90	49	112	(63)
3.20%	Annual	6-mo. EURIBOR, 4.09%	Semi- Annual	03/20/24	(a)	03/20/29	EUR	900	(785)	(872)	87
3.21%	Annual	6-mo. EURIBOR, 4.09%	Semi- Annual	03/20/24	(a)	03/20/29	EUR	190	(286)	185	(471)
3.26%	Annual	6-mo. EURIBOR, 4.09%	Semi- Annual	03/20/24	(a)	03/20/29	EUR	90	(345)	76	(421)
3.26%	Annual	6-mo. EURIBOR, 4.09%	Semi- Annual	03/20/24	(a)	03/20/29	EUR	1,000	(3,691)	12	(3,703)
1-Day SORA, 3.69%	Semi-Annual	3.27%	Semi- Annual	03/20/24	(a)	03/20/29	SGD	320	(1,133)	3	(1,136)
3.31%	Annual	3-mo. STIBOR, 4.09%	Quaterly	03/20/24	(a)	03/20/29	SEK	8,650	(97)	9	(106)
1-Day SORA, 3.69%	Semi-Annual	3.32%	Semi- Annual	03/20/24	(a)	03/20/29	SGD	90	(184)	1	(185)
3.33%	Annual	3-mo. STIBOR, 4.09%	Quaterly	03/20/24	(a)	03/20/29	SEK	1,430	(103)	1	(104)
3.33%	Annual	3-mo. STIBOR, 4.09%	Quaterly	03/20/24	(a)	03/20/29	SEK	6,750	(537)	7	(544)
1-Day SORA, 3.69%	Semi-Annual	3.34%	Semi- Annual	03/20/24	(a)	03/20/29	SGD	390	(441)	3	(444)
3.50%	Annual	3-mo. STIBOR, 4.09%	Quaterly	03/20/24	(a)	03/20/29	SEK	690	(527)	1	(528)
1-Day SORA, 3.69%	Semi-Annual	3.51%	Semi- Annual	03/20/24	(a)	03/20/29	SGD	190	837	2	835
3.51%	Annual	3-mo. STIBOR, 4.09%	Quaterly	03/20/24	(a)	03/20/29	SEK	1,100	(868)	1	(869)
3-mo. KRW CDC, 3.82%	Quarterly	3.68%	Quaterly	03/20/24	(a)	03/20/29	KRW	126,480	(1,807)	2	(1,809)
3-mo. KRW CDC, 3.82%	Quarterly	3.70%	Quaterly	03/20/24	(a)	03/20/29	KRW	46,078	(621)	—	(621)
3-mo. KRW CDC, 3.82%	Quarterly	3.71%	Quaterly	03/20/24	(a)	03/20/29	KRW	40,862	(540)	—	(540)
3-mo. KRW CDC, 3.82%	Quarterly	3.74%	Quaterly	03/20/24	(a)	03/20/29	KRW	436,150	(5,331)	4	(5,335)
3-mo. KRW CDC, 3.82%	Quarterly	3.75%	Quaterly	03/20/24	(a)	03/20/29	KRW	1,546,350	(18,206)	13	(18,219)
1-Day CORRA, 5.00%	Semi-Annual	3.88%	Semi- Annual	03/20/24	(a)	03/20/29	CAD	600	(3,711)	(94)	(3,617)
3-mo. KRW CDC, 3.82%	Quarterly	3.94%	Quaterly	03/20/24	(a)	03/20/29	KRW	1,994,190	(11,186)	16	(11,202)
6-mo. WIBOR, 5.56%	Semi-Annual	3.97%	Annual	03/20/24	(a)	03/20/29	PLN	220	(1,441)	1	(1,442)
6-mo. PRIBOR, 6.88%	Semi-Annual	3.98%	Annual	03/20/24	(a)	03/20/29	CZK	7,270	(3,380)	4	(3,384)
1-Day SOFR, 5.35%	Annual	4.04%	Annual	03/20/24	(a)	03/20/29	USD	80	(1,412)	(88)	(1,324)
1-Day SOFR, 5.35%	Annual	4.04%	Annual	03/20/24	(a)	03/20/29	USD	100	(1,730)	(9)	(1,721)
6-mo. PRIBOR, 6.88%	Semi-Annual	4.08%	Annual	03/20/24	(a)	03/20/29	CZK	15,560	(4,292)	8	(4,300)
4.12%	Annual	6-mo. NIBOR, 5.03%	Semi- Annual	03/20/24	(a)	03/20/29	NOK	10,230	6,933	11	6,922
1-Day SOFR, 5.35%	Annual	4.21%	Annual	03/20/24	(a)	03/20/29	USD	190	(1,937)	2	(1,939)
1-Day SOFR, 5.35%	Annual	4.21%	Annual	03/20/24	(a)	03/20/29	USD	150	(1,509)	1	(1,510)
4.22%	Quarterly	3-mo. HIBOR, 5.24%	Quaterly	03/20/24	(a)	03/20/29	HKD	4,220	4,250	6	4,244
4.23%	Semi-Annual	6-mo. BBSW, 4.74%	Semi- Annual	03/20/24	(a)	03/20/29	AUD	110	2,256	1	2,255
6-mo. WIBOR, 5.56%	Semi-Annual	4.23%	Annual	03/20/24	(a)	03/20/29	PLN	440	(1,739)	1	(1,740)

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective		Termination		Notional		Upfront Premium Paid	Unrealized Appreciation

Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)

1-Day SOFR, 5.35%	Annual	4.24%	Annual	03/20/24	(a)	03/20/29	USD	1,060	$(9,475)	$(2,875)	$(6,600)
4.24%	Semi-Annual	6-mo. BBSW, 4.74%	Semi-Annual	03/20/24	(a)	03/20/29	AUD	100	2,029	1	2,028
6-mo. PRIBOR, 6.88%	Semi-Annual	4.25%	Annual	03/20/24	(a)	03/20/29	CZK	13,600	737	7	730
4.26%	Semi-Annual	6-mo. BBSW, 4.74%	Semi-Annual	03/20/24	(a)	03/20/29	AUD	80	1,575	1	1,574
4.26%	Annual	6-mo. NIBOR, 5.03%	Semi-Annual	03/20/24	(a)	03/20/29	NOK	12,590	1,165	(858)	2,023
4.28%	Semi-Annual	6-mo. BBSW, 4.74%	Semi-Annual	03/20/24	(a)	03/20/29	AUD	80	1,545	1	1,544
4.28%	Annual	6-mo. NIBOR, 5.03%	Semi-Annual	03/20/24	(a)	03/20/29	NOK	9,870	372	(2,070)	2,442
4.29%	Annual	6-mo. NIBOR, 5.03%	Semi- Annual	03/20/24	(a)	03/20/29	NOK	960	(3)	1	(4)
4.37%	Annual	1-Day SOFR, 5.35%	Annual	03/20/24	(a)	03/20/29	USD	579	1,813	5	1,808
1-Day SOFR, 5.35%	Annual	4.39%	Annual	03/20/24	(a)	03/20/29	USD	150	(336)	669	(1,005)
4.41%	Quarterly	3-mo. HIBOR, 5.24%	Quaterly	03/20/24	(a)	03/20/29	HKD	5,590	(24)	8	(32)
6-mo. WIBOR, 5.56%	Semi-Annual	4.41%	Annual	03/20/24	(a)	03/20/29	PLN	520	(1,123)	1	(1,124)
1-Day SOFR, 5.35%	Annual	4.42%	Annual	03/20/24	(a)	03/20/29	USD	1,080	(944)	1,866	(2,810)
4.42%	Semi-Annual	6-mo. BBSW, 4.74%	Semi- Annual	03/20/24	(a)	03/20/29	AUD	190	2,909	1	2,908
4.43%	Quarterly	3-mo. HIBOR, 5.24%	Quaterly	03/20/24	(a)	03/20/29	HKD	610	(86)	1	(87)
4.45%	Annual	1-Day SOFR, 5.35%	Annual	03/20/24	(a)	03/20/29	USD	447	(176)	4	(180)
4.45%	Annual	1-Day SOFR, 5.35%	Annual	03/20/24	(a)	03/20/29	USD	940	(247)	9	(256)
4.45%	Annual	1-Day SONIA, 5.19%	Annual	03/20/24	(a)	03/20/29	GBP	740	(2,030)	(2,876)	846
4.45%	Quarterly	3-mo. HIBOR, 5.24%	Quaterly	03/20/24	(a)	03/20/29	HKD	830	(206)	1	(207)
4.48%	Quarterly	3-mo. HIBOR, 5.24%	Quaterly	03/20/24	(a)	03/20/29	HKD	900	(353)	1	(354)
4.49%	Annual	1-Day SONIA, 5.19%	Annual	03/20/24	(a)	03/20/29	GBP	280	(1,364)	4	(1,368)
4.50%	Annual	1-Day SONIA, 5.19%	Annual	03/20/24	(a)	03/20/29	GBP	160	(822)	(240)	(582)
4.51%	Annual	1-Day SOFR, 5.35%	Annual	03/20/24	(a)	03/20/29	USD	364	(1,054)	3	(1,057)
4.51%	Annual	1-Day SONIA, 5.19%	Annual	03/20/24	(a)	03/20/29	GBP	130	(803)	3	(806)
4.54%	Annual	1-Day SONIA, 5.19%	Annual	03/20/24	(a)	03/20/29	GBP	250	(1,898)	667	(2,565)
6-mo. WIBOR, 5.56%	Semi-Annual	4.60%	Annual	03/20/24	(a)	03/20/29	PLN	3,290	(1,033)	9	(1,042)
4.61%	Semi-Annual	6-mo. BBSW, 4.74%	Semi- Annual	03/20/24	(a)	03/20/29	AUD	120	1,237	1	1,236
6-mo. WIBOR, 5.56%	Semi-Annual	4.63%	Annual	03/20/24	(a)	03/20/29	PLN	640	25	2	23
6-mo. WIBOR, 5.56%	Semi-Annual	4.67%	Annual	03/20/24	(a)	03/20/29	PLN	1,710	663	5	658
6-mo. WIBOR, 5.56%	Semi-Annual	4.72%	Annual	03/20/24	(a)	03/20/29	PLN	410	359	1	358
6-mo. WIBOR, 5.56%	Semi-Annual	4.74%	Annual	03/20/24	(a)	03/20/29	PLN	410	461	1	460
4.83%	Semi-Annual	3-mo. BBR, 5.72%	Quaterly	03/20/24	(a)	03/20/29	NZD	130	1,462	1	1,461
4.83%	Semi-Annual	3-mo. BBR, 5.72%	Quaterly	03/20/24	(a)	03/20/29	NZD	160	1,779	1	1,778
5.03%	Semi-Annual	3-mo. BBR, 5.72%	Quaterly	03/20/24	(a)	03/20/29	NZD	110	690	1	689
5.24%	Semi-Annual	3-mo. BBR, 5.72%	Quaterly	03/20/24	(a)	03/20/29	NZD	120	111	1	110
5.31%	Semi-Annual	3-mo. BBR, 5.72%	Quaterly	03/20/24	(a)	03/20/29	NZD	120	(106)	1	(107)
3-mo. JIBAR, 8.36%	Quarterly	8.81%	Quaterly	03/20/24	(a)	03/20/29	ZAR	8,870	395	5	390
3-mo. JIBAR, 8.36%	Quarterly	8.90%	Quaterly	03/20/24	(a)	03/20/29	ZAR	3,230	727	2	725
3-mo. JIBAR, 8.36%	Quarterly	8.93%	Quaterly	03/20/24	(a)	03/20/29	ZAR	1,970	588	1	587
3-mo. JIBAR, 8.36%	Quarterly	8.98%	Quaterly	03/20/24	(a)	03/20/29	ZAR	1,970	770	1	769
3-mo. JIBAR, 8.36%	Quarterly	9.03%	Quaterly	03/20/24	(a)	03/20/29	ZAR	3,680	1,825	2	1,823
3-mo. JIBAR, 8.36%	Quarterly	9.22%	Quaterly	03/20/24	(a)	03/20/29	ZAR	1,230	1,120	1	1,119
1-Day CORRA, 5.00%	Semi-Annual	3.54%	Semi- Annual	N/A		06/15/33	CAD	250	(9,904)	3	(9,907)
1-Day CORRA, 5.00%	Semi-Annual	4.00%	Semi- Annual	N/A		09/21/33	CAD	70	(746)	1	(747)
1-Day CORRA, 5.00%	Semi-Annual	4.10%	Semi- Annual	N/A		10/12/33	CAD	290	(1,324)	(1,752)	428
1-Day CORRA, 5.00%	Semi-Annual	4.17%	Semi- Annual	N/A		11/01/33	CAD	350	(46)	4	(50)
6-mo. EURIBOR, 4.09%	Semi-Annual	3.17%	Annual	12/20/23	(a)	12/20/33	EUR	4,585	(67,594)	(9,738)	(57,856)
6-mo. EURIBOR, 4.09%	Semi-Annual	3.28%	Annual	12/20/23	(a)	12/20/33	EUR	3,980	(23,014)	(4,864)	(18,150)
6-mo. EURIBOR, 4.09%	Semi-Annual	3.36%	Annual	12/20/23	(a)	12/20/33	EUR	5,170	10,104	25,106	(15,002)
6-mo. EURIBOR, 4.09%	Semi-Annual	3.49%	Annual	12/20/23	(a)	12/20/33	EUR	260	3,468	5	3,463
1-Day SOFR, 5.35%	Annual	3.97%	Annual	12/20/23	(a)	12/20/33	USD	10,850	(471,456)	(17,366)	(454,090)
4.14%	Annual	1-Day SONIA, 5.19%	Annual	12/20/23	(a)	12/20/33	GBP	500	9,899	1,649	8,250
4.20%	Annual	1-Day SONIA, 5.19%	Annual	12/20/23	(a)	12/20/33	GBP	2,740	38,121	9,012	29,109
4.21%	Annual	1-Day SONIA, 5.19%	Annual	12/20/23	(a)	12/20/33	GBP	550	7,249	2,764	4,485
4.22%	Annual	1-Day SONIA, 5.19%	Annual	12/20/23	(a)	12/20/33	GBP	1,010	13,024	(4,069)	17,093
1-Day SOFR, 5.35%	Annual	4.26%	Annual	12/20/23	(a)	12/20/33	USD	9,080	(184,736)	(34,998)	(149,738)
4.41%	Annual	1-Day SONIA, 5.19%	Annual	12/20/23	(a)	12/20/33	GBP	3,520	(21,748)	(29,703)	7,955
1-Day SOFR, 5.35%	Annual	4.42%	Annual	12/20/23	(a)	12/20/33	USD	420	(3,379)	7	(3,386)
4.45%	Annual	1-Day SONIA, 5.19%	Annual	12/20/23	(a)	12/20/33	GBP	625	(6,281)	(1,096)	(5,185)
4.48%	Annual	1-Day SONIA, 5.19%	Annual	12/20/23	(a)	12/20/33	GBP	620	(7,517)	(4,751)	(2,766)
1-Day SOFR, 5.35%	Annual	4.50%	Annual	12/20/23	(a)	12/20/33	USD	12,200	(22,295)	22,169	(44,464)

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency						Value

3.40%	Semi-Annual	1-Day CORRA, 5.00%	Semi-Annual	N/A		06/15/53	CAD	111	$8,295	$3	$8,292
3.72%	Semi-Annual	1-Day CORRA, 5.00%	Semi-Annual	N/A		09/21/53	CAD	30	950	1	949
3.79%	Semi-Annual	1-Day CORRA, 5.00%	Semi-Annual	N/A		10/12/53	CAD	130	2,931	231	2,700
3.96%	Semi-Annual	1-Day CORRA, 5.00%	Semi- Annual	N/A		11/01/53	CAD	175	78	4	74
2.87%	Annual	6-mo. EURIBOR, 4.09%	Semi- Annual	12/20/23	(a)	12/20/53	EUR	1,500	77,082	6,224	70,858
2.97%	Annual	6-mo. EURIBOR, 4.09%	Semi- Annual	12/20/23	(a)	12/20/53	EUR	1,270	38,908	3,810	35,098
3.14%	Annual	6-mo. EURIBOR, 4.09%	Semi- Annual	12/20/23	(a)	12/20/53	EUR	1,650	(4,073)	(16,020)	11,947
3.18%	Annual	6-mo. EURIBOR, 4.09%	Semi- Annual	12/20/23	(a)	12/20/53	EUR	100	(1,090)	4	(1,094)
3.69%	Annual	1-Day SOFR, 5.35%	Annual	12/20/23	(a)	12/20/53	USD	3,570	369,427	(3,884)	373,311
1-Day SONIA, 5.19%	Annual	4.00%	Annual	12/20/23	(a)	12/20/53	GBP	270	(16,100)	(2,753)	(13,347)
4.03%	Annual	1-Day SOFR, 5.35%	Annual	12/20/23	(a)	12/20/53	USD	2,890	142,124	19,678	122,446
1-Day SONIA, 5.19%	Annual	4.10%	Annual	12/20/23	(a)	12/20/53	GBP	230	(9,262)	(1,215)	(8,047)
4.16%	Annual	1-Day SOFR, 5.35%	Annual	12/20/23	(a)	12/20/53	USD	170	4,521	5	4,516
4.30%	Annual	1-Day SOFR, 5.35%	Annual	12/20/23	(a)	12/20/53	USD	3,840	18,274	(27,126)	45,400
1-Day SONIA, 5.19%	Annual	4.37%	Annual	12/20/23	(a)	12/20/53	GBP	270	3,900	5,285	(1,385)

									$(21,209)	$(57,495)	$36,286

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

American Electric Power Co., Inc.	1.00%	Quarterly	Bank of America N.A.	12/20/28	USD	38	$(864)	$(899)	$35
American Electric Power Co., Inc.	1.00	Quarterly	Bank of America N.A.	12/20/28	USD	48	(1,083)	(1,037)	(46)
American Electric Power Co., Inc.	1.00	Quarterly	Goldman Sachs International	12/20/28	USD	90	(2,037)	(2,241)	204
American Express Co.	1.00	Quarterly	Citibank N.A.	12/20/28	USD	90	(1,662)	(1,988)	326
Dominion Energy Inc.	1.00	Quarterly	Bank of America N.A.	12/20/28	USD	38	(527)	(637)	110
Dominion Energy Inc.	1.00	Quarterly	Barclays Bank PLC	12/20/28	USD	10	(133)	(156)	23

							$(6,306)	$(6,958)	$652

OTC Credit Default Swaps — Sell Protection

	Financing Rate Received	Payment		Termination	Credit		Notional			Upfront Premium Paid	Unrealized Appreciation
Reference Obligation/Index	by the Fund	Frequency	Counterparty	Date	Rating	(a)	Amount (000)	(b)	Value	(Received)	(Depreciation)

CMBX.NA.14	3.00%	Monthly	Goldman Sachs International	12/16/72	N/R		USD 10		$(2,800)	$(1,677)	$(1,123)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$164,312	$(241,895)	$1,065,489	$(1,010,511)	$—
OTC Swaps	—	(8,635)	698	(1,169)	—
Options Written	N/A	N/A	107,778	(73,952)	(412,716)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$474,727	$—	$474,727
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	99,404	—	—	99,404
Options purchased
Investments at value — unaffiliated(b)	—	—	—	2,028	420,131	—	422,159
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	20,235	—	—	1,042,286	2,968	1,065,489
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	698	—	—	—	—	698

	$—	$20,933	$—	$101,432	$1,937,144	$2,968	$2,062,477

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,419,005	$—	$1,419,005
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	122,941	—	—	122,941
Options written
Options written at value	—	—	—	—	412,716	—	412,716
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	1,006,000	4,511	1,010,511
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	9,804	—	—	—	—	9,804

	$—	$9,804	$—	$122,941	$2,837,721	$4,511	$2,974,977

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(16,702)	$—	$(2,324,329)	$—	$(2,341,031)
Forward foreign currency exchange contracts	—	—	—	(22,169)	—	—	(22,169)
Options purchased(a)	—	—	—	(21,587)	(68,129)	—	(89,716)
Options written	—	—	—	2,735	(27,485)	—	(24,750)
Swaps	—	(4,364)	31,065	—	(6,564)	(39,829)	(19,692)

	$—	$(4,364)	$14,363	$(41,021)	$(2,426,507)	$(39,829)	$(2,497,358)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(944,278)	$—	$(944,278)
Forward foreign currency exchange contracts	—	—	—	(23,537)	—	—	(23,537)
Options purchased(b)	—	—	—	916	(98,731)	—	(97,815)
Options written	—	—	—	—	33,826	—	33,826
Swaps	—	19,764	—	—	36,286	(1,543)	54,507

	$—	$19,764	$—	$(22,621)	$(972,897)	$(1,543)	$(977,297)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$76,908,158
Average notional value of contracts — short	$26,011,262
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,399,749
Average amounts sold — in USD	$3,177,309
Options:
Average value of option contracts purchased	$92,921
Average value of option contracts written	$84,821
Average notional value of swaption contracts purchased	$49,294,856
Average notional value of swaption contracts written	$56,863,560
Credit default swaps:
Average notional value — buy protection	$1,256,854
Average notional value — sell protection	$475,750
Interest rate swaps:
Average notional value — pays fixed rate	$51,583,149
Average notional value — receives fixed rate	$62,283,744
Inflation swaps:
Average notional value — pays fixed rate	$1,237,229
Average notional value — receives fixed rate	$1,361,946
Total return swaps:
Average notional value	$—	(a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$64,782		$158,419
Forward foreign currency exchange contracts	99,404		122,941
Options	422,159	(a)	412,716
Swaps — centrally cleared	—		10,721
Swaps — OTC(b)	698		9,804

Total derivative assets and liabilities in the Statement of Assets and Liabilities	587,043		714,601

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(76,563)		(171,859)

Total derivative assets and liabilities subject to an MNA	$510,480		$542,742

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$48,615	$(10,331)		$—	$—	$38,284
Barclays Bank PLC	49,602	(49,602)		—	—	—
BNP Paribas SA	9,341	(9,341)		—	—	—
Citibank N.A.	65,042	(65,042)		—	—	—
Goldman Sachs International	307,881	(226,951)		—	—	80,930
Morgan Stanley & Co. International PLC	29,590	(29,590)		—	—	—
UBS AG	409	(409)		—	—	—

	$510,480	$(391,266)		$—	$—	$119,214

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)

Bank of America N.A.	$10,331	$(10,331)		$—	$—	$—
Barclays Bank PLC	69,492	(49,602)		—	—	19,890
BNP Paribas SA	13,103	(9,341)		—	—	3,762
Citibank N.A.	125,414	(65,042)		—	—	60,372
Goldman Sachs International	226,951	(226,951)		—	—	—
Morgan Stanley & Co. International PLC	67,563	(29,590)		—	—	37,973
UBS AG	29,888	(409)		—	—	29,479

	$542,742	$(391,266)		$—	$—	$151,476

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$26,851,583	$—	$26,851,583
Corporate Bonds	—	139,140,262	—	139,140,262
Foreign Agency Obligations	—	2,348,044	—	2,348,044
Municipal Bonds	—	2,193,078	—	2,193,078
Non-Agency Mortgage-Backed Securities	—	20,324,298	—	20,324,298
U.S. Government Sponsored Agency Securities	—	199,991,868	—	199,991,868
U.S. Treasury Obligations	—	192,758,419	—	192,758,419
Short-Term Securities
Money Market Funds	67,734,518	—	—	67,734,518
U.S. Treasury Obligations	—	16,374,438	—	16,374,438
Options Purchased
Foreign Currency Exchange Contracts	—	2,028	—	2,028
Interest Rate Contracts	11,781	408,350	—	420,131
Liabilities
Investments
TBA Sale Commitments	—	(26,687,790)	—	(26,687,790)

	$67,746,299	$573,704,578	$—	$641,450,877

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$20,933	$—	$20,933
Foreign Currency Exchange Contracts	—	99,404	—	99,404
Interest Rate Contracts	474,727	1,042,286	—	1,517,013
Other Contracts	—	2,968	—	2,968
Liabilities
Credit Contracts	—	(1,169)	—	(1,169)
Foreign Currency Exchange Contracts	—	(122,941)	—	(122,941)

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Diversified Fixed Income Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Interest Rate Contracts	$(1,421,724)	$(1,415,997)	$—	$(2,837,721)
Other Contracts	—	(4,511)	—	(4,511)

	$(946,997)	$(379,027)	$—	$(1,326,024)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Statement of Assets and Liabilities

October 31, 2023

BlackRock Diversified Fixed Income Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$600,404,149
Investments, at value — affiliated(c)	67,734,518
Cash pledged:
Futures contracts	1,390,000
Centrally cleared swaps	1,250,645
Foreign currency, at value(d)	361,167
Receivables:
Investments sold	2,249,001
Options written	88,265
Securities lending income — affiliated	2,000
TBA sale commitments	26,689,492
Capital shares sold	236,863,342
Dividends — affiliated	306,261
Interest — unaffiliated	3,556,954
Principal paydowns	522
Variation margin on futures contracts	64,782
Unrealized appreciation on:
Forward foreign currency exchange contracts	99,404
OTC swaps	698
Prepaid expenses	4,008
Other assets	75,302

Total assets	941,140,510

LIABILITIES
Bank overdraft	6,229
Collateral on securities loaned	3,160,111
Options written, at value(e)	412,716
TBA sale commitments, at value(f)	26,687,790
Payables:
Investments purchased	284,779,016
Administration fees	9,225
Investment advisory fees	37,045
Trustees’ and Officer’s fees	1,803
Options written	23,083
Professional fees	30,339
Variation margin on futures contracts	158,419
Variation margin on centrally cleared swaps	10,721
Swap premiums received	8,635
Unrealized depreciation on:
Forward foreign currency exchange contracts	122,941
OTC swaps	1,169

Total liabilities	315,449,242

Commitments and contingent liabilities

NET ASSETS	$625,691,268

NET ASSETS CONSIST OF
Paid-in capital	$648,106,878
Accumulated loss	(22,415,610)

NET ASSETS	$625,691,268

(a) Investments, at cost — unaffiliated	$615,635,202
(b) Securities loaned, at value	$3,030,191
(c) Investments, at cost — affiliated	$67,734,126
(d) Foreign currency, at cost	$361,873
(e) Premiums received	$446,542
(f) Proceeds from TBA sale commitments	$26,689,492

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (continued)

October 31, 2023

BlackRock Diversified Fixed Income Fund

NET ASSET VALUE

Institutional
Net assets	$413,830,784

Shares outstanding	42,894,324

Net asset value	$9.65

Shares authorized	Unlimited

Par value	No par value

Class K

Net assets	$211,860,484

Shares outstanding	23,376,857

Net asset value	$9.06

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statement of Operations

Period Ended October 31, 2023

BlackRock Diversified Fixed Income Fund(a)

INVESTMENT INCOME
Dividends — affiliated	$1,757,553
Interest — unaffiliated	6,410,959
Securities lending income — affiliated — net	4,800

Total investment income	8,173,312

EXPENSES
Investment advisory	429,063
Administration — class specific	180,851
Professional	30,339
Trustees and Officer	6,652

Total expenses	646,905
Less:
Administration fees waived by the Administrator — class specific	(171,625)
Fees waived and/or reimbursed by the Manager	(197,112)
Fees waived and/or reimbursed by the Administrator/Manager	(36,991)

Total expenses after fees waived and/or reimbursed	241,177

Net investment income	7,932,135

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,194,161)
Investments — affiliated	1,996
Forward foreign currency exchange contracts	(22,169)
Foreign currency transactions	(6,039)
Futures contracts	(2,341,031)
Options written	(24,750)
Payment by affiliate	5,623
Swaps	(19,692)

(6,600,223)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(15,229,351)
Investments — affiliated	392
Forward foreign currency exchange contracts	(23,537)
Foreign currency translations	(1,224)
Futures contracts	(944,278)
Options written	33,826
Swaps	54,507

(16,109,665)

Net realized and unrealized loss	(22,709,888)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,777,753)

(a)	The Fund commenced operations on January 18, 2023.

See notes to financial statements.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Changes in Net Assets

BlackRock Diversified Fixed Income Fund

Period from

01/18/23 (a)

to 10/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,932,135
Net realized loss	(6,600,223)
Net change in unrealized appreciation (depreciation)	(16,109,665)

Net decrease in net assets resulting from operations	(14,777,753)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(451,133)
Class K	(7,186,724)

Decrease in net assets resulting from distributions to shareholders	(7,637,857)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	648,106,878

NET ASSETS
Total increase in net assets	625,691,268
Beginning of period	—

End of period	$625,691,268

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Financial Highlights

(For a share outstanding throughout the period)

	BlackRock Diversified Fixed Income Fund

	Institutional

	Period from
	09/19/23	(a)
	to 10/31/23

Net asset value, beginning of period	$10.00

Net investment income(b)	0.06
Net realized and unrealized loss		(0.36)

Net decrease from investment operations		(0.30)

Distributions from net investment income(c)		(0.05)

Net asset value, end of period	$9.65

Total Return(d)
Based on net asset value	(2.96	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.45	%(g)

Total expenses after fees waived and/or reimbursed	0.24	%(g)

Net investment income	5.00	%(g)

Supplemental Data
Net assets, end of period (000)	$413,831

Portfolio turnover rate(h)		324%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 205%.

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout the period)

	BlackRock Diversified Fixed Income Fund (continued)

	Class K

	Period from
	01/18/23	(a)
	to 10/31/23

Net asset value, beginning of period	$10.00

Net investment income(b)	0.35
Net realized and unrealized loss		(0.96)

Net decrease from investment operations		(0.61)

Distributions from net investment income(c)		(0.33)

Net asset value, end of period	$9.06

Total Return(d)
Based on net asset value	(6.21	)%(e)(f)

Ratios to Average Net Assets(g)
Total expenses	0.37	%(h)

Total expenses after fees waived and/or reimbursed	0.13	%(h)

Net investment income	4.58	%(h)

Supplemental Data
Net assets, end of period (000)	$211,860

Portfolio turnover rate(i)		324%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Excluding MDRs, the portfolio turnover rate would have been 205%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock Diversified Fixed Income Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional and Class K Shares(a)(b)	No	No	None

(a)	Institutional Shares commenced operations on September 19, 2023.
(b)	On the close of business on September 18, 2023, all of the issued and outstanding shares were redesignated as Class K Shares.

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex. Shares of the Fund may be purchased and held only by or on behalf of mutual funds advised by BFA or its affiliates.

Investment operations for the Fund commenced on January 18, 2023.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements   (continued)

determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed

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Notes to Financial Statements   (continued)

securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

HSBC Securities (USA), Inc.	$98,385	$(98,385)	$ —		$—
J.P. Morgan Securities LLC	800,588	(800,588)	—		—
Jefferies LLC	352,907	(352,907)	—		—
RBC Capital Markets LLC	1,172,526	(1,172,526)	—		—
Wells Fargo Securities LLC	605,785	(605,785)	—		—

	$3,030,191	$(3,030,191)	$ —		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

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Notes to Financial Statements   (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

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Notes to Financial Statements   (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

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Notes to Financial Statements   (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.25%
$1 billion – $3 billion	0.24
$3 billion – $5 billion	0.23
$5 billion – $10 billion	0.22
Greater than $10 billion	0.21

The Manager contractually agreed to waive 0.10% of its investment advisory fees through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended October 31, 2023, the amount waived was $171,625.

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. For such services, BAL charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.20% of the average daily net assets of the Fund’s Institutional Shares and 0.10% of the average daily net assets of the Fund’s Class K Shares.

For the period ended October 31, 2023, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Fund Name	Institutional	Class K	Total

BlackRock Diversified Fixed Income Fund	$18,451	$162,400	$ 180,851

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators. BAL contractually agreed to waive 0.10% of its administration fees through June 30,

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Notes to Financial Statements   (continued)

2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts waived by the Administrator are included in administration fees waived by the Administrator — class specific, respectively, in the Statement of Operations. For the period ended October 31, 2023, class specific expense waivers were as follows:

	Administration Fees Waived by the Administrator- Class Specific

Fund Name	Institutional	Class K	Total

BlackRock Diversified Fixed Income Fund	$9,225	$162,400	$ 171,625

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended October 31, 2023, the amount waived was $25,354.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended October 31, 2023, the Manager waived $133 in investment advisory fees pursuant to this arrangement.

The fees and expenses of the Independent Trustees, counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. The Administrator and the Manager have contractually agreed to reimburse the Fund or provide an offsetting credit against the administration and/or investment advisory fees paid by the Fund in an amount equal to these independent expenses as applicable, through June 30, 2034. On July 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The amounts waived are included in fees waived and/or reimbursed by the Administrator/Manager in the Statement of Operations. For the period ended October 31, 2023, the amount waived was $36,991.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the period ended October 31, 2023, the Fund paid BTC $1,290 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2023, the Fund did not participate in the Interfund Lending Program.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements   (continued)

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates.

Other Transactions: During the period ended October 31, 2023, the Fund received a reimbursement of $5,623, from an affiliate, which is included in Payment by affiliate in the Statements of Operations, related to an operating event.

7.	PURCHASES AND SALES

For the period ended October 31, 2023, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

BlackRock Diversified Fixed Income Fund	$247,418,428	$48,934,533	$1,061,861,902	$681,658,184

For the period ended October 31, 2023, purchases and sales related to mortgage dollar rolls were $269,330,382 and $269,185,777, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Period Ended 10/31/23

BlackRock Diversified Fixed Income Fund Ordinary income	$7,637,857

As of October 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

BlackRock Diversified Fixed Income Fund	$263,110	$(7,189,904)	$(15,488,816)	$(22,415,610)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains(losses) on certain futures and foreign currency contracts and amortization methods for premiums and discounts on fixed income securities.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Diversified Fixed Income Fund	$683,706,954	$3,058,600	$(18,546,192)	$(15,487,592)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended October 31, 2023, the Fund did not borrow under the credit agreement.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Fund may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Fund’s performance.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements   (continued)

adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 01/18/23(a) to 10/31/23

Fund Name / Share Class	Shares	Amounts

BlackRock Diversified Fixed Income Fund
Institutional(b)
Shares sold	42,847,575	$415,675,560
Shares issued in reinvestment of distributions	46,749	451,133

	42,894,324	$416,126,693

Class K(c)
Shares sold	22,626,786	$224,793,561
Shares issued in reinvestment of distributions	750,081	7,186,724
Shares redeemed	(10)	(100)

	23,376,857	$231,980,185

	66,271,181	$648,106,878

(a)	Commencement of operations.
(b)	The share class commenced operations on September 19, 2023.
(c)	On the close of business on September 18, 2023, all of the issued and outstanding shares were redesignated as Class K Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds III and Shareholders of BlackRock Diversified Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Diversified Fixed Income Fund (one of the funds constituting BlackRock Funds III, referred to hereafter as the “Fund”) as of October 31, 2023, the related statements of operations and changes in net assets, including the related notes, for the period January 18, 2023 (commencement of operations) to October 31, 2023 and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations and changes in its net assets for the period January 18, 2023 (commencement of operations) to October 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	59

Important Tax Information   (unaudited)

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

Fund Name	Federal Obligation Interest

BlackRock Diversified Fixed Income Fund	$1,648,360

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

Fund Name	Interest Dividends

BlackRock Diversified Fixed Income Fund	$6,724,336

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

Fund Name	Interest- Related Dividends

BlackRock Diversified Fixed Income Fund	$6,519,296

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds III (the “Trust”) met on September 19-21, 2023 (the “Meeting”) to consider the initial approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Fund Advisors (the “Manager”), the Trust’s investment advisor, and BlackRock International Limited (the “Sub-Advisor”) with respect to BlackRock Diversified Fixed Income Fund (the “Fund”), a series of the Trust.

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), at the Meeting, the Board reviewed materials relating to its consideration of the Sub-Advisory Agreement. The Board Members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board previously met on November 7-9, 2022 (the “November 2022 Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) between the Trust and the Manager, on behalf of the Fund. At the November 2022 Meeting, the Board, including the Independent Board Members, unanimously approved the Advisory Agreement for a two-year term beginning on the effective date of the Advisory Agreement. A discussion of the basis for the Board’s approval of the Advisory Agreement at the November 2022 Meeting is included in the semi-annual shareholder report for the Fund for the period ended April 30, 2023. The factors considered by the Board at the Meeting in connection with the approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the November 2022 Meeting with respect to approval of the Advisory Agreement.

Following discussion, the Board, including the Independent Board Members, unanimously approved the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T S U B - A D V I S O R Y A G R E E M E N T	61

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 169 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2019)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 169 Portfolios	None

Collette Chilton 1958	Trustee (Since 2019)	Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 169 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 169 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2016)	Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 169 Portfolios	None

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information   (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 169 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	28 RICs consisting of 169 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2015)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 169 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 169 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	63

Trustee and Officer Information   (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2019)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 169 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 273 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 275 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information   (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 537-4942.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust. Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	65

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 537-4942; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information   (continued)

BlackRock Privacy Principles (continued)

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	67

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

BAB	Build America Bond

BBR	Bank Bill Rate

BBSW	Bank Bill Swap Rate

BMO	BMO Capital Markets

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CORRA	Overnight Bank of Canada Repo Rate

CPI	Consumer Price Index

DAC	Designated Activity Company

ESTR	Euro Short Term Rate

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MTA	Month Treasury Average

MXIBTIIE	Mexico Interbank TIIE 28-Day

NIBOR	Norwegian Interbank Offered Rate

PRIBOR	Prague Interbank Offer Rate

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SORA	Singapore Overnight Rate Average

SSARON	Swiss Average Overnight Rate

ST	Special Tax

STACR	Structured Agency Credit Risk

STIBOR	Stockholm Interbank Offered Rate

STRIP	Separate Trading of Registered Interest & Principal

TBA	To-Be-Announced

THOR	Thai Overnight Repurchase Rate

UK RPI	United Kingdom Retail Price Index

WIBOR	Warsaw Interbank Offered Rate

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DFI-10/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Diversified Fixed Income Fund	$30,300	$0	$0	$0	$12,000	$0	$0	$0
BlackRock LifePath® ESG Index 2025 Fund	$15,857	$15,100	$0	$0	$10,750	$10,750	$0	$0
BlackRock LifePath® ESG Index 2030 Fund	$15,857	$15,100	$0	$0	$10,750	$10,750	$0	$0
BlackRock LifePath® ESG Index 2035 Fund	$15,857	$15,100	$0	$0	$10,750	$10,750	$0	$0
BlackRock LifePath® ESG Index 2040 Fund	$15,857	$15,100	$0	$0	$10,750	$10,750	$0	$0

BlackRock LifePath® ESG Index 2045 Fund	$15,857	$15,100	$0	$0	$10,750	$10,750	$0	$0
BlackRock LifePath® ESG Index 2050 Fund	$15,857	$15,100	$0	$0	$10,750	$10,750	$0	$0
BlackRock LifePath® ESG Index 2055 Fund	$15,857	$15,100	$0	$0	$10,750	$10,750	$0	$0
BlackRock LifePath® ESG Index 2060 Fund	$15,857	$15,100	$0	$0	$10,750	$10,750	$0	$0
BlackRock LifePath® ESG Index 2065 Fund	$15,857	$15,100	$0	$0	$10,750	$10,750	$0	$0
BlackRock LifePath® ESG Index Retirement Fund	$15,857	$15,100	$0	$0	$10,750	$10,750	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Diversified Fixed Income Fund	$12,000	$0
BlackRock LifePath® ESG Index 2025 Fund	$10,750	$10,750
BlackRock LifePath® ESG Index 2030 Fund	$10,750	$10,750
BlackRock LifePath® ESG Index 2035 Fund	$10,750	$10,750
BlackRock LifePath® ESG Index 2040 Fund	$10,750	$10,750
BlackRock LifePath® ESG Index 2045 Fund	$10,750	$10,750
BlackRock LifePath® ESG Index 2050 Fund	$10,750	$10,750
BlackRock LifePath® ESG Index 2055 Fund	$10,750	$10,750
BlackRock LifePath® ESG Index 2060 Fund	$10,750	$10,750
BlackRock LifePath® ESG Index 2065 Fund	$10,750	$10,750
BlackRock LifePath® ESG Index Retirement Fund	$10,750	$10,750

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III

Date: December 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds III

Date: December 21, 2023